SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.[ ]

[ ] Post-Effective Amendment No. [ ]

(Check Appropriate Box or Boxes)

                             AXP Growth Series, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 330-9283
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                        (Area Code and Telephone Number)

       901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                  Leslie L. Ogg - 901 Marquette Avenue South,
-------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

        Suite 2810,                     Minneapolis       MN          55402-3268
-------------------------------------------------------------------------------
     (Number and Street)                 (City)         (State)       (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered:              Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine. It is proposed that this filing will become effective on Nov. 14, 2005.

                               RiverSource Funds
                  (formerly known as American Express Funds)

                          Principal Executive Office
                    901 Marquette Avenue South, Suite 2810
                          Minneapolis, MN 55402-3268
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                  NOTICE OF A REGULAR MEETING OF SHAREHOLDERS
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                            To be held Feb. 15, 2006

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                      AXP(R) Dimensions Series, Inc.
                        RiverSource New Dimensions Fund
                       (formerly AXP New Dimensions Fund)
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RiverSource New Dimensions Fund ("New Dimensions" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006, at the IDS Center, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. At the meeting, shareholders will consider the following proposals:

o To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Large Cap Equity Fund ("Large Cap Equity" or the "Buying Fund"). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C, I and Y to the Buying Fund in exchange for corresponding Class A, B, C, I and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.

o To elect Board members.

o To amend the Articles of Incorporation.

o To approve an Investment Management Services Agreement with RiverSource Investments, LLC.

o Other business as may properly come before the meeting, or any adjournment of the meeting.

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                          RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT   1
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

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposal. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.

                           By order of the Board of Directors

                           Leslie L. Ogg, Secretary
                           Dec. 16, 2005

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2   RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

                      COMBINED PROXY STATEMENT/PROSPECTUS
                              Dated Dec. 16, 2005

This document is a proxy statement for New Dimensions and a prospectus for Large Cap Equity (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposal. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

o The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. You will not pay any sales charge in connection with this distribution of shares.

Fund Investment Objectives

The investment objective for each of the Funds is as follows:

            Selling Fund:  The Fund seeks to provide shareholders with long-term growth of capital.
            Buying Fund:   The Fund seeks to provide shareholders with long-term
                           growth of capital.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its goal.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                          RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT   3
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

Where to Get More Information

The Buying Fund

Most recent prospectus, dated    Accompanying, and incorporated by reference
Oct. 3, 2005.                    into, this proxy statement/prospectus.
--------------------------------------------------------------------------------
Most recent annual report, for   Incorporated by reference into this proxy
the period ended July 31, 2005.  statement/prospectus. For a copy at no charge, call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.
--------------------------------------------------------------------------------
The Selling Fund

Most recent prospectus, dated    Incorporated by reference into this proxy
Oct. 17, 2005.                   statement/prospectus. For a copy at no charge,
                                 call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.
--------------------------------------------------------------------------------
Most recent annual report, for   Incorporated by reference into this proxy
the period ended July 31, 2005.  statement/prospectus. For a copy at no charge, call toll-free (800) 862-7919 or write to the
                                 address at the bottom of this table.
--------------------------------------------------------------------------------
This Proxy Statement/Prospectus
Statement of Additional          Incorporated by reference into this proxy
Information dated the same       statement/prospectus. For a copy at no charge,
date as this proxy statement/    call toll-free (877) 256-6085 or write to the
prospectus. This document        address at the bottom of this table.
contains information about
both the Selling Fund and
the Buying Fund.
--------------------------------------------------------------------------------
To ask questions about this      Call toll-free (877) 256-6085 or write to:
proxy statement/prospectus.      RiverSource Service Corporation,
                                 70100 Ameriprise Financial Center,
                                 Minneapolis, MN 55474.

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4   RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

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                          RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT   5
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

                                                              TABLE OF CONTENTS

                                                                               Page
Section A -- Fund Proposals

Proposal 1. Approve or Reject the Agreement and Plan of Reorganization ......     7

   Summary ..................................................................     7
     How the Reorganization Will Work .......................................     7
     Comparison of the Selling Fund and the Buying Fund .....................     7
     Risk Factors ...........................................................    12
     Tax Consequences .......................................................    14

   Fees and Expenses ........................................................    15

   The Reorganization .......................................................    18
     Terms of the Reorganization ............................................    18
     Conditions to Closing the Reorganization ...............................    19
     Termination of the Agreement ...........................................    19
     Tax Status of the Reorganization .......................................    19
     Reasons for the Proposed Reorganization and Board Deliberations ........    22
     Boards' Determinations .................................................    23
     Recommendation and Vote Required .......................................    24

Proposal 2. Elect Board Members .............................................    25

Proposal 3. Approve or Reject an Amendment to the Articles
of Incorporation ............................................................    32

Proposal 4. Approve or Reject an Investment Management Services
Agreement with RiverSource Investments, LLC .................................    33

Section B -- Proxy Voting and Shareholder Meeting Information

Section C -- Capitalization, Ownership of Fund Shares and Other
Fund Information

Exhibits
   A. Form of Agreement and Plan of Reorganization ..........................   A.1
   B. Matters Subject to Approval at Regular Meeting of Buying Fund .........   B.1
   C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473 .....   C.1
   D. Most Recent Buying Fund Prospectus ....................................   D.1
   E. Board Effectiveness Committee Charter .................................   E.1
   F. Joint Audit Committee Charter .........................................   F.1

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6   RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/ prospectus and the exhibits because they contain details that are not in the summary.

How the Reorganization Will Work

o The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

o After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

Comparison of the Selling Fund and the Buying Fund
Both the Selling Fund and the Buying Fund:

o Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

o Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

o Have the same policies for buying and selling shares and the same exchange rights.

o Have the same distribution policies.

o Have different classes of shares: Classes A, B, C, I and Y.

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                          RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT   7
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

Comparison of Investment Objectives
The investment objectives for the Funds are as follows:

 Selling Fund: The Fund seeks to provide shareholders with long-term growth of capital.

 Buying Fund:  The Fund seeks to provide shareholders with long-term growth of capital.

Comparison of Investment Strategies
New Dimensions:

Until October 2005, the Fund was managed as follows:
----------------------------------------------------

The Fund primarily invests in common stocks showing potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Fund may invest up to 30% of its total assets in foreign investments.

In pursuit of the Fund's goal, the investment manager chooses investments by:

o Identifying companies that the investment manager believes have above-average long-term growth potential based on:

     o Effective management,

     o Financial strength, and

     o Competitive market position; as well as

o Considering opportunities and risks by reviewing interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

o The security is overvalued relative to alternative investments.

o The company has met the investment manager's earnings and/or growth expectations.

o Political, economic, or other events could affect the company's performance.

o The investment manager wishes to minimize potential losses.

o The investment manager identifies a more attractive opportunity.

Beginning in October 2005, the Fund is managed as follows:
----------------------------------------------------------

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend-paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

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8   RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

o Effective management.

o Financial strength.

o Competitive market or product position.

o Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

o Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

o Identifying stocks that are undervalued:

  o because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

  o because one or more of their valuation ratios are low relative to historical levels for the stock,

  o because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

  o because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

o The security is overvalued relative to other potential investments.

o The security has reached the investment manager's price objective.

o The company has met the investment manager's earnings and/or growth expectations.

o Potential losses, due to factors such as a market down-turn, can be minimized.

o A more attractive opportunity has been identified.

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                          RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT   9
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

Large Cap Equity:
Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend-paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

o Effective management.

o Financial strength.

o Competitive market or product position.

o Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

o Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

o Identifying stocks that are undervalued:

  o because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

  o because one or more of their valuation ratios are low relative to historical levels for the stock,

  o because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

  o because they are undervalued relative to their intrinsic value, as identified by the investment manager.

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

o The security is overvalued relative to other potential investments.

o The security has reached the investment manager's price objective.

--------------------------------------------------------------------------------
10 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

o The company has met the investment manager's earnings and/or growth expectations.

o Potential losses, due to factors such as a market down-turn, can be minimized.

o A more attractive opportunity has been identified.

Both Funds:

o Unusual Market Conditions. During unusual market conditions, each of the Funds may invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, the investment manager may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

o Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the investment manager is not required to use derivatives.

Comparison of Fundamental Policies
The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Each Fund has substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes. The Buying Fund has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 11
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

stated as a fundamental policy of the Selling Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act.

The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 331/3% of the value of the Fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Selling Fund has a policy prohibiting loans to the investment manager, its board members and officers and to the board members and officers of the Selling Fund.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception. The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

Risk Factors
The principal risks associated with an investment in the Fund are shown below.

                            New Dimensions    New Dimensions
Risk                       Until Oct. 2005   Since Oct. 2005   Large Cap Equity
 Active Management Risk             x                 x                 x
 Foreign Risk                       x
 Issuer Risk                        x                 x                 x
 Market Risk                        x                 x                 x

o Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the investment manager's ability to make investment decisions that are suited to achieving the Fund's

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12 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

  investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

o Foreign Risk. The following are all components of foreign risk:

  Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

  Currency risk results from changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

  Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

o Issuer Risk. An issuer may perform poorly and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

o Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperformance other mutual funds if that style falls out of favor with the market.

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 13
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

Performance
Performance information for Class A shares of the Funds is shown below.

Table A-1

Average Annual Total Returns as of Sept. 30, 2005(a)

                                                                      Since           Inception
Fund                   1 year          5 years        10 years      inception           date
 New Dimensions         0.85%           -6.17%         7.21%          11.02%           8/1/1968
 Large Cap Equity       7.27%               NA            NA           1.13%          3/28/2002

(a) Returns include the 5.75% Class A sales charge.

Tax Consequences

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it may accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization to you as a shareholder. At any time prior to the consummation of the Reorganization a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.

The tax basis and holding period of the shareholders' Selling Fund shares is expected to carry over to the shareholders' new shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

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14 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

FEES AND EXPENSES
The following table describes the fees and expenses adjusted to reflect current fees that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year adjusted to reflect current fees.

Table A-2
Actual and Pro Forma Fund Expenses for the Most Recent Fiscal Year Shareholder Fees (fees paid directly from your investment)

                                                    Class A     Class B     Class C     Class I     Class Y
Maximum sales charge (load) imposed on
purchases(a) as a percentage of offering price     5.75%         none        none        none        none
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
imposed on sales (as a percentage of
offering price at time of purchase)                none(b)          5%          1%       none        none
-----------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) As a percentage of average daily net assets:

                                Class A        Class B       Class C       Class I       Class Y
New Dimensions(g)
 Management fees(c)              0.45%          0.45%         0.45%         0.45%         0.45%
 Distribution (12b-1) fees       0.25%          1.00%         1.00%         0.00%         0.00%
 Other expenses(d)               0.26%          0.29%         0.29%         0.08%         0.34%
 Total                           0.96%          1.74%         1.74%         0.53%         0.79%

Large Cap Equity
 Management fees(e)              0.57%          0.57%         0.57%         0.57%         0.57%
 Distribution (12b-1) fees       0.25%          1.00%         1.00%         0.00%         0.00%
 Other expenses(d)               0.36%          0.38%         0.38%         0.15%         0.40%
 Total                           1.18%          1.95%         1.95%         0.72%         0.97%

Large Cap Equity - Pro Forma with New Dimensions
 Management fees(f)              0.49%          0.49%         0.49%         0.49%         0.49%
 Distribution (12b-1) fees       0.25%          1.00%         1.00%         0.00%         0.00%
 Other expenses(d)               0.27%          0.29%         0.29%         0.08%         0.35%
 Total                           1.01%          1.78%         1.78%         0.57%         0.84%

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 15
--------------------------------------------------------------------------------

Notes to annual fund operating expenses.

(a) This charge may be reduced depending on the value of your total investments in RiverSource mutual funds.
(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.
(c) The management fee rate is the actual fee rate charged as of fiscal year ended July 31, 2005. It includes the impact of a performance incentive adjustment that decreased the management fee by 0.07%. Prior to November 2005 the index which New Dimensions performance was measured for purposes of determining the performance incentive adjustment was the Lipper Large-Cap Growth Funds Index. Since November 2005, the index against which New Dimensions performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large Cap Core Funds Index. Should this merger not be approved, there is a separate proposal to modify the management fee schedule. Under the new fee schedule, the projected management fee ratio based on average net assets as of July 31, 2005, net of the 0.07% PIA decrease, is 0.44%.
(d) Other expenses include an administrative services fee, a custody fee, a transfer agency fee, other nonadvisory expenses and, for Class Y shares, a shareholder service fee. The other expense ratios shown in this chart have been adjusted to reflect the new administrative fee that went into effect October 2005.
(e) The management fee ratio shown reflects what the ratio would be based on the fund's average net assets as of July 31, 2005 under the proposed management fee schedule. The ratio includes the impact of a performance incentive adjustment that decreased the management fee by 0.02%. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index.
(f) The management fee ratio shown reflects what the ratio would be under the proposed management fee schedule based on the combined average net assets of the two funds as of July 31, 2005. It includes the impact of a performance incentive adjustment that decreased the management fee by 0.02%. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index.
(g) New Dimensions is a feeder fund that is part of a master/feeder structure. For New Dimensions, both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio.

Example: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
16 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

Fund           1 year         3 years        5 years         10 years
New Dimensions
 Class A(a)     $667          $  863          $1,076          $1,690
 Class B        $677(b)       $  948(b)       $1,145(b)       $1,850(c)
 Class C        $277(b)       $  548          $  945          $2,057
 Class I        $ 54          $  170          $  297          $  668
 Class Y        $ 81          $  253          $  440          $  982

Large Cap Equity
 Class A(a)     $688          $  928          $1,188          $1,929
 Class B        $698(b)       $1,013(b)       $1,253(b)       $2,079(c)
 Class C        $298(b)       $  613          $1,053          $2,280
 Class I        $ 74          $  230          $  401          $  898
 Class Y        $ 99          $  309          $  537          $1,194

Large Cap Equity - Pro Forma with New Dimensions
 Class A(a)     $672          $  878          $1,102          $1,744
 Class B        $681(b)       $  961(b)       $1,165(b)       $1,896(c)
 Class C        $281(b)       $  561          $  965          $2,100
 Class I        $ 58          $  183          $  319          $  717
 Class Y        $ 86          $  268          $  467          $1,041

(a) Includes a 5.75% sales charge.
(b) Includes the applicable contingent deferred sales charge.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares.

Fund                 1 year    3 years     5 years      10 years
New Dimensions
 Class A(a)           $667       $863       $1,076       $1,690
 Class B              $177       $548       $  945       $1,850(b)
 Class C              $177       $548       $  945       $2,057
 Class I              $ 54       $170       $  297       $  668
 Class Y              $ 81       $253       $  440       $  982

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 17
--------------------------------------------------------------------------------

Fund                 1 year    3 years     5 years      10 years
Large Cap Equity
 Class A(a)           $688       $928       $1,188       $1,929
 Class B              $198       $613       $1,053       $2,079(b)
 Class C              $198       $613       $1,053       $2,280
 Class I              $ 74       $230       $  401       $  898
 Class Y              $ 99       $309       $  537       $1,194

Large Cap Equity - Pro Forma with New Dimensions
 Class A(a)           $672       $878       $1,102       $1,744
 Class B              $181       $561       $  965       $1,896(b)
 Class C              $181       $561       $  965       $2,100
 Class I              $ 58       $183       $  319       $  717
 Class Y              $ 86       $268       $  467       $1,041

(a) Includes a 5.75% sales charge.
(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

THE REORGANIZATION

Terms of the Reorganization
The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

o The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

o The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

o The Buying Fund will issue Class A, B, C, I and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C, I or Y shareholders of the Buying Fund.

o Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

--------------------------------------------------------------------------------
18 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

o The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

o After the Reorganization, the Selling Fund will be terminated.

Conditions to Closing the Reorganization
The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

o The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

o The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

o A registration statement on Form N-14 will have been filed with the SEC and declared effective.

o The shareholders of the Selling Fund will have approved the Agreement.

o The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

Termination of the Agreement
The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the directors, officers or shareholders of the Selling Corporation or of the Buying Corporation.

Tax Status of the Reorganization
The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"):

o The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C, I and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C, I and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 19
--------------------------------------------------------------------------------

o Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C, I and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

o Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C, I or Y shares of the Selling Fund solely for Buying Fund Class A, B, C, I or Y shares as part of the Reorganization.

o Under Section 358 of the Code, the aggregate basis of the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor.

o Under Section 1223(1) of the Code, the tax holding period for the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

o Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C, I and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

o Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund received from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

o Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

o Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with

--------------------------------------------------------------------------------
20 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------
all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains in, each fund at the time of the Reorganization. As stated above, for five years beginning after the closing date, the combined fund will not be allowed to offset gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

However, as of August 31, 2005, the other two rules mentioned in the immediately preceding paragraph would not have affected the Selling Fund directly because the Selling Fund's net realized and unrealized gains exceeded its capital loss carryforwards and thus the Selling Fund had no pre-acquisition "net losses" (i.e., capital loss carryforwards as of its last fiscal year end as adjusted by year-to-date realized gains or losses and all net unrealized gains) that would have become unavailable to offset gains or been spread over a broader group of shareholders. However, a portion of the Buying Fund's losses would have been lost.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 21
--------------------------------------------------------------------------------

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Reasons for the Proposed Reorganization and Board Deliberations
The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

o Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

o Tax Consequences. The Board considered the tax-free nature of the Reorganization.

o Continuity of Investment. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

o Expense Ratios. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund, were higher than the expense ratios for the Selling Fund. For example, the Selling Fund's expense ratio for Class A shares as of July 31, 2005, its most recent fiscal year end, was 0.96%. The Buying Fund's expense ratio for Class A shares as of July 31, 2005, its most recent fiscal year end adjusted to reflect current fees, was 1.18%. The Board considered these different expense ratios in light of the fact that the Funds have the same management and administrative fee schedules with the same breakpoints, and that the Selling Fund has realized additional breakpoints in its fee schedules because of its larger asset size. In addition, the disparity in expense ratios is a function of the performance incentive adjustment to the management fee for the Funds which, for the Buying Fund, decreased the expense ratio by 0.02%, and for the Selling Fund, decreased the expense ratio by 0.07%. The Buying Fund is attracting assets such that, combined with the Selling Fund's assets, prior to giving effect to any performance incentive adjustment, the expense ratio is projected to fall in the future. The Board considered that higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows may reduce the risk that, if net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise as fixed expenses become a larger percentage of net assets.

o Economies of Scale. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The

--------------------------------------------------------------------------------
22 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

  Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced.

o Costs. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

o Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

o Performance. The Board considered the relative performance records of the Funds.

o Potential Benefits to the Investment Manager and its Affiliates. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

Boards' Determinations
After considering the factors described above and other relevant information, at a meeting held on ______, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on ______, 2005. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 23
--------------------------------------------------------------------------------

Recommendation and Vote Required
The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

--------------------------------------------------------------------------------
24 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

PROPOSAL 2. ELECT BOARD MEMBERS

Nominees for the Board. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Mr. Laikind, Ms. Blatz and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Mr. Laikind and Ms. Blatz began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

Table A-3. Independent Nominees

Name,                  Position held with
address,               fund and length of   Principal occupation
age                    service              during past five years    Other directorships   Committee memberships
------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 Marquette Ave.
Minneapolis, MN 55402
Age 51
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 25
--------------------------------------------------------------------------------

Name,                   Position held with
address,                fund and length of   Principal occupation
age                     service              during past five years           Other directorships    Committee memberships
------------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson         Board member since   Chair, Board Services                                   Contracts, Executive,
901 S. Marquette Ave.   1999                 Corporation (provides                                   Investment Review, Board
Minneapolis, MN 55402                        administrative services to                              Effectiveness
Age 71                                       boards). Former Governor
                                             of Minnesota
------------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member since   Trustee Professor of Economics                          Investment Review, Joint Audit
901 S. Marquette Ave.   2004                 and Management, Bentley
Minneapolis, MN 55402                        College, former Dean,
Age 54                                       McCallum Graduate School
                                             of Business, Bentley College
------------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones           Board member         Attorney and consultant                                 Joint Audit, Board
901 S. Marquette Ave.   since 1985                                                                   Effectiveness, Executive,
Minneapolis, MN 55402                                                                                Investment Review
Age 70
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member         Former Managing Director,        American Progressive
901 S. Marquette Ave.   since 2005           Shikiar Asset Management         Insurance
Minneapolis, MN 55402
Age 70
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

Name,                    Position held with
address,                 fund and length of   Principal occupation
age                      service              during past five years       Other directorships            Committee memberships
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member         President Emeritus and       Valmont Industries, Inc.       Contracts, Investment
901 S. Marquette Ave.    since 2002           professor of economics,      (manufactures irrigation       Review, Executive, Board
Minneapolis, MN 55402                         Carleton College             systems)                       Effectiveness
Age 66
------------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset   Strategic Distribution, Inc.   Contracts, Investment
901 S. Marquette Ave.    since 2004           Management, Inc. (private    (transportation, distribution  Review
Minneapolis, MN 55402                         real estate and asset        and logistics consultants)
Age 53                                        management company)
------------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor
901 Marquette Ave.
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------------
Alan K. Simpson          Board member         Former three-term United                                    Investment Review, Board
1201 Sunshine Ave.       since 1997           States Senator for Wyoming                                  Effectiveness
Cody, Wyoming 82414
Age 74
------------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member         Chief Executive Officer,     Hybridon, Inc.                 Investment Review,
901 S. Marquette Ave.    since 2002           RiboNovix, Inc. since 2003   (biotechnology)                Contracts
Minneapolis, MN 55402                         (biotechnology); President,
Age 61                                        Forester Biotech
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 27
--------------------------------------------------------------------------------

Table A-4. Nominees Affiliated with RiverSource Investments

Name,                        Position held with
address,                     fund and length of     Principal occupation
age                          service                during past five years       Other directorships   Committee memberships
-----------------------------------------------------------------------------------------------------------------------------
William F. Truscott*         Board member           President, U.S. Asset
53600 AXP Financial Center   since 2001, Vice       Management -- Chief
Minneapolis, MN 55474        President since 2002   Investment Officer of
Age 44                                              Ameriprise Financial, Inc.
                                                    and President, Chairman
                                                    of the Board and Chief
                                                    Investment Officer of
                                                    RiverSource Investments
                                                    since 2001. Former chief
                                                    investment officer and
                                                    managing director, Zurich
                                                    Scudder Investments.
-----------------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

--------------------------------------------------------------------------------
28 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

Board Committees. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the twelve month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 29
--------------------------------------------------------------------------------
had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

Shareholder Communications with the Board. Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

Board Member Compensation. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

Table A-3. Board Member Compensation(a)

                    Aggregate Compensation from all     Compensation from the
                       RiverSource funds for the         Selling Fund during
Nominee                year ended Sept. 30, 2005        the last fiscal year
 Flynn                          143,675(b)                    2,958(c)
 Jones                          185,892                       4,579
 Lewis                          204,700                       4,730(d)
 Paglia                         157,708(e)                    3,317
 Simpson                        138,842                       4,075
 Taunton-Rigby                  166,842                       4,375

(a) Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750.
    Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additional meetings. Mr. Laikind, Ms. Blatz and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.
(b) Includes the portion of compensation deferred in the amount of $60,371 from the Funds.
(c) Includes the portion of compensation deferred in the amount of $1,225 from the Fund.
(d) Includes the portion of compensation deferred in the amount of $1,716 from the Fund.
(e) Includes the portion of compensation deferred in the amount of $54,839 from the Funds.

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30 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

Table A-5. Board Member Holdings*
Dollar range of equity securities beneficially owned as of Aug. 31, 2005

                        Aggregate dollar range of equity       Dollar range of equity
                      securities of all RiverSource funds        securities in the
Nominee                     overseen by Board Member               Selling Fund**
 Carlson                          over $100,000                        None
 Flynn                          $10,001 - $50,000                      None
 Jones                            over $100,000                 $50,001 - $100,000
 Lewis                            over $100,000                        None
 Paglia                        $50,001 - $100,000                      None
 Simpson                       $50,001 - $100,000                      None
 Taunton-Rigby                    over $100,000                        None
 Truscott                         over $100,000                        None

 * Mr. Laikind, Ms. Blatz and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.
** The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of the fund.

Fund Officers. In addition to Mr. Truscott, the fund's other executive officers are:

Leslie L. Ogg, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

Jeffrey P. Fox, age 50. Treasurer since 2002. Vice President -- Investment Accounting of Ameriprise Financial.

Paula R. Meyer, age 51. President since 2002. Senior Vice President and General Manager -- Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 31
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

PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION The fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. Minimum Account Value.
Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows (additions are underlined, deletions are lined through):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than $1,000 an amount determined by the Board of Directors and set forth in the current Fund prospectus.

B. Name Change.
Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On October 1, 2005, Ameriprise

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32 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

Financial transferred responsibility for the fund's investment advisory services to its wholly-owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation. Shareholders of each corporation will vote to change the name of the legal entity.

Table A-5. Proposed Name of Corporation

Current Name of Corporation   Proposed Name of Corporation
-----------------------------------------------------------------------
AXP Dimensions Series, Inc.   RiverSource Dimensions Series, Inc

Board Recommendation and Vote Required. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC
The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the direction of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities.

Investment manager. On Sep. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions to RiverSource Investments, a wholly-owned subsidiary. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement.

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 33
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

Terms of the Current IMS Agreement. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

Performance Incentive Adjustment ("PIA") Calculation. The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index for purposes of this calculation. The provision in the current IMS Agreement will be modified to read as follows (additions are underlined, deletions are lined through):

    If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, in the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including:
    (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved. no adjustment will be made until such time as the Board approves a substitute index.

Basis for Recommendation of the Board
Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each

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34 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP, has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 35
--------------------------------------------------------------------------------
high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on September 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

On October 1, 2005, pursuant to an agreement between the Fund and Ameriprise Financial, the IMS Agreement was transferred to RiverSource Investments LLC, a wholly-owned subsidiary of Ameriprise Financial.

For these reasons, the Board, including all of its independent members, recommends that you approve the proposed IMS Agreement for your fund(s).

The Board's Specific Considerations Relating to the Proposed IMS Agreements
In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors:
(i) the nature, extent and quality of services to be provided by; RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services to be Provided by Post-Spin Ameriprise Financial (and Its Subsidiaries)
The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also

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36 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by: RiverSource Investments (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

Investment Performance
The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 37
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

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

Cost of Services Provided
The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth], advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the various product lines in the fund family, while assuring that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the comparison of performance; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity

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38 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

Economies of Scale
The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

Other Considerations
In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 39
--------------------------------------------------------------------------------
an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint), as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

Board Recommendation and Vote Required. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.

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40 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of directors and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the other shares in your Fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

Master/Feeder Funds. New Dimensions currently is part of a master/ feeder structure. The feeder fund seeks its investment objective by investing its assets in a master fund with the same policies. The master fund invests in and manages the securities. Immediately prior to the Reorganization, the Board intends to withdraw the Fund's assets from the master fund.

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                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 41
--------------------------------------------------------------------------------

Revoking Your Proxy. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

Simultaneous Meetings. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

Solicitation of Proxies. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

Shareholder Proposals. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

Dissenters' Right of Appraisal. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation.

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42 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
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

As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

Adjournment. In the event that not enough votes in favor of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposal. They will vote against any adjournment those shares that have voted against the proposal. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 43
--------------------------------------------------------------------------------

SECTION C -- CAPITALIZATION, OWNERSHIP OF
FUND SHARES AND OTHER FUND INFORMATION

This section contains the following information about your fund, its investment manager and the independent auditors:

        Content
Table   (all information is shown for the last fiscal year unless noted otherwise)
------------------------------------------------------------------------------------
C-1     Actual and pro forma capitalization of the Selling Fund and the Buying Fund
------------------------------------------------------------------------------------
C-2     Actual and pro forma ownership of fund shares
------------------------------------------------------------------------------------
C-3     Current management fee schedule for the Fund and other RiverSource funds with similar investment objectives
------------------------------------------------------------------------------------
C-4     Fund payments made to the investment manager and its affiliates
------------------------------------------------------------------------------------
C-5     Brokerage commissions paid to a broker-dealer affiliate
------------------------------------------------------------------------------------
C-6     Shareholder approval of current management agreement
------------------------------------------------------------------------------------
C-7A    Audit fees during the Fund's last two fiscal years
------------------------------------------------------------------------------------
C-7B    Audit-related, tax and other fees during the Fund's last two fiscal years
------------------------------------------------------------------------------------

The Fund's Investment Manager and Distributor. RiverSource Investments is the investment manager for the fund. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for the fund. The address for RiverSource Investments and Ameriprise Financial Services, Inc. is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

President and Board of Directors of RiverSource Investments. William F. Truscott is President of RiverSource Investments. The following individuals are directors of RiverSource Investments. Except as otherwise noted, each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors: William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

--------------------------------------------------------------------------------
44 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

Capitalization
The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

Table C-1. Actual and Pro Forma Capitalization of the Selling Fund and the Buying Fund

                                            Net asset value          Shares
Fund                      Net assets           per share           outstanding
New Dimensions
-------------------------------------------------------------------------------
 Class A              $  6,543,192,746          24.23               269,996,693
-------------------------------------------------------------------------------
 Class B                 1,639,556,390          22.84                71,781,236
-------------------------------------------------------------------------------
 Class C                    41,776,416          22.81                 1,831,277
-------------------------------------------------------------------------------
 Class I                    76,291,847          24.40                 3,126,628
-------------------------------------------------------------------------------
 Class Y                 2,351,528,369          24.38                96,470,277
-------------------------------------------------------------------------------
Large Cap Equity
-------------------------------------------------------------------------------
 Class A                 1,044,944,281           5.24               199,514,923
-------------------------------------------------------------------------------
 Class B                   372,956,613           5.12                72,818,404
-------------------------------------------------------------------------------
 Class C                     8,898,385           5.13                 1,734,333
-------------------------------------------------------------------------------
 Class I                    46,831,631           5.29                 8,852,605
-------------------------------------------------------------------------------
 Class Y                       253,870           5.27                    48,212
-------------------------------------------------------------------------------
Large Cap Equity - Pro Forma with New Dimensions
-------------------------------------------------------------------------------
 Class A                 7,588,137,027           5.24             1,448,215,829
-------------------------------------------------------------------------------
 Class B                 2,012,513,003           5.12               393,044,261
-------------------------------------------------------------------------------
 Class C                    50,674,801           5.13                 9,877,884
-------------------------------------------------------------------------------
 Class I                   123,123,478           5.29                23,274,504
-------------------------------------------------------------------------------
 Class Y                 2,351,782,239           5.27               446,258,529
-------------------------------------------------------------------------------

Ownership of Fund Shares

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 45
--------------------------------------------------------------------------------

           Table C-2. Actual and Pro Forma Ownership of Fund Shares

                                                              Percent of
                                               Percent       shares held
                                              of shares     following the
Fund                       5% owners             held       reorganization
New Dimensions
--------------------------------------------------------------------------
 Class A                          (1)                5%              4%
--------------------------------------------------------------------------
 Class B                      None                   --              --
--------------------------------------------------------------------------
 Class C                      None                   --              --
--------------------------------------------------------------------------
 Class I                          (2)               98%             61%
--------------------------------------------------------------------------
 Class Y                          (3)               85%             85%
--------------------------------------------------------------------------
Large Cap Equity
--------------------------------------------------------------------------
 Class A                          (4)                5%               *
--------------------------------------------------------------------------
 Class B                      None                   --              --
--------------------------------------------------------------------------
 Class C                      None                   --              --
--------------------------------------------------------------------------
 Class I                          (5)               98%             37%
--------------------------------------------------------------------------
 Class Y                          (6)               95%               *
--------------------------------------------------------------------------

(1) Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.16%.
(2) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.05%. RiverSource Portfolio Builder Moderate Fund owns 20.54%. RiverSource Portfolio Builder Aggressive Fund owns 19.59%. RiverSource Portfolio Builder Total Equity Fund owns 19.20%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.89%.
(3) Ameriprise Trust Company, Minneapolis, MN owns of record 85.28%.
(4) Charles Schwab & Co. Inc., a brokerage firm, owns of record 5.47%.
(5) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.40%. RiverSource Portfolio Builder Moderate Fund owns 20.69%. RiverSource Portfolio Builder Aggressive Fund owns 19.45%. RiverSource Portfolio Builder Total Equity Fund owns 19.16%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.65%.
(6) Charles Schwab & Co. Inc., a brokerage firm, owns of record 80.07%. Wells Fargo Bank as Trustee of the Holland American Line, Minneapolis, MN owns 15.18%.
*   Less than 1%.

--------------------------------------------------------------------------------
46 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

The following table shows the management fee schedule for the fund and other domestic equity funds managed by the investment manager.

Table C-3. Current Management Fee Schedule for the Fund and Other RiverSource Funds with Similar Investment Objectives

------------------------------------------------------------------------------------------------------
Retail Funds                                    Management Fee                   Fee Cap or Waivers(1)
                                          (annual rate; in billions)                (if applicable)
Aggressive Growth(2,4)     First $.5 - .89%; next $.5 - .865%; next $1 - .84%;   1.53% until 5/31/06
                           next $1 - .815%; next $3 - .79%; over $6 - .765%
------------------------------------------------------------------------------------------------------
Disciplined Equity(2)      First $1 - .60%; next $1 - .575%; next $1 - .55%;     Disciplined Equity:
Growth(2,3)                next $3 - .525%; next $6 - .50%; next $12 - .49%;     1.25% until 7/31/06
Large Cap Equity(2)        over $24 - .48%
Large Cap Value(2)                                                               Large Cap Value:
Mid Cap Growth(2)                                                                1.35% until 7/31/06
New Dimensions(2,3)
------------------------------------------------------------------------------------------------------
New Dimensions(2,5)        First $.25 - .64%; next $.25 - .615%;                 1.49% until 7/31/06
                           next $.25 - .59%; next $.25 - .565%;
                           next $1 - .54%; over $2 - .515%
------------------------------------------------------------------------------------------------------
Diversified Equity         First $.5 - .53%; next $.5 - .505%;
Income(2,3)                next $1 - .48%; next $1 - .455%;
Equity Value(2)            next $3 - .43%; over $6 - .40%
Stock(2,3)
Strategic Allocation(2,3)
------------------------------------------------------------------------------------------------------
Dividend Opportunity(2)    First $.5 - .61%; next $.5 - .585%; next $1 - .56%;
                           next $1 - .535%; next $3 - .51%; over $6 - .48%
------------------------------------------------------------------------------------------------------
Fundamental Growth(2,6)    First $.5 - .78%; next $.5 - .78%; next $1 - .755%;   1.50% until 5/31/06
                           next $1 - .73%; next $3 - .705%; over $6 - .68%
Fundamental Value(2,7)     First $.5 - .73%; next $.5 - .705%; next $1 - .68%;
Value(2,8)                 next $1 - .655%; next $3 - .63%; over $6 - .60%
------------------------------------------------------------------------------------------------------
Mid Cap Value(2)           First $1 - .70%; next $1 - .675%; next $1 - .65%;
                           next $3 - .625%; next $6 - .60%; next $12 - .59%;
                           over $24 - .58%
------------------------------------------------------------------------------------------------------
Select Value(2,9)          First $.5 - .78%; next $.5 - .755%; next $1 - .73%;
                           next $1 - .705%; next $3 - .68%; over $6 - .65%
------------------------------------------------------------------------------------------------------
Small Cap                  First $.25 - .74%; next $.25 - .715%;
Advantage(2,10)            next $.25 - .69%; next $.25 - .665%;
                           next $1 - .64%; over $2 - .615%
------------------------------------------------------------------------------------------------------
Large Cap Equity(2,5)      First $.25 - .97%; next $.25 - .945%;                 1.55% until 5/31/06
------------------------------------------------------------------------------------------------------
Small Cap Value(2,11)      next $.25 - .92%; next $.25 - .895%; over $1 - .87%   1.59% until 5/31/06
------------------------------------------------------------------------------------------------------
Small Cap Growth(2,12)     First $.25 - .92%; next $.25 - .895%;                 1.70% until 3/31/07
                           next $.25 - .87%; next $.25 - .845%;
                           next $1 - .82%; over $2 - .795%
------------------------------------------------------------------------------------------------------
Strategy Aggressive(2,4)   First $1 - .60%; next $1 - .575%; next $1 - .55%;
                           next $3 - .525%; over $6 - .50%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 47
--------------------------------------------------------------------------------

(1) The information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.
(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.
(3) The fund is part of a master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.
(4) The fund has a subadvisory agreement with American Century Investment Management, Inc. and Turner Investment Partners, Inc.
(5) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.
(6) The fund has subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.
(7)  The fund has a subadvisory agreement with Davis Advisors.
(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.
(9)  The fund has a subadvisory agreement with Gabelli Asset Management Company.

(10) The fund has a subadvisory agreement with Kenwood Capital Management LLC.
(11) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.
(12) The fund has subadvisory agreements with RS Investment Management, L.P., Turner Investment Partners, Inc.; Bjurman, Barry & Associates and UBS Global Asset Management (Americas) Inc.

Table C-4. Fund Payments to the Investment Manager and its Affiliates*

                                                                                                     Gross
Fund                    Admin           Dist            IMS           Service           TA          Custody
------------------------------------------------------------------------------------------------------------
New Dimensions      4,756,123      45,964,652      60,896,353      2,800,648      24,739,313      1,042,579
------------------------------------------------------------------------------------------------------------

* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided after the IMS Agreement is approved.

Table C-5. Brokerage Commissions Paid to Broker-Dealer Affiliates

                       Broker/         Amount of         % of All
Fund                    Dealer        Commissions      Commissions
------------------------------------------------------------------
New Dimensions         AEIS(1)          108,435           0.37
------------------------------------------------------------------

(1) Wholly-owned subsidiary of Ameriprise Financial. The amount shown represents brokerage clearing fees.

Table C-6. Dates Relating to Approval of Management Agreement

                                        Date Last          Reason
                       Date of         Approved by      Submitted to
Fund                   Contract       Shareholders      Shareholders
--------------------------------------------------------------------
New Dimensions         12/1/02         11/13/2002             1
--------------------------------------------------------------------

(1) Shareholders approved modifications to the performance incentive adjustment.

--------------------------------------------------------------------------------
48 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

The Fund's Independent Registered Public Accountant. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

Joint Audit Committee Pre-approval Policies and Procedures. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.

Audit Fees. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

Table C-7A. Audit Fees
During the Fund's last two fiscal years

Fund                 Last Fiscal Year     Previous Fiscal Year
--------------------------------------------------------------
New Dimensions             50,000                 48,000
--------------------------------------------------------------

--------------------------------------------------------------------------------
                           RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT 49
--------------------------------------------------------------------------------

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal years for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

o Audit-Related Fees. Assurance and related services that are reasonably related to the performance of the audit or review

o Tax Fees. Tax compliance, tax consulting services related to Class I shares and tax work related to fund mergers and liquidations.

o All Other Fees. All other services rendered by KMPG LLP.

Table C-7B. Audit-Related, Tax and Other Fees
During the Fund's last two fiscal years

                        Aggregate Audit-              Aggregate                Aggregate
                          Related Fees                Tax Fees                 Other Fees
-----------------------------------------------------------------------------------------------
                        Last       Previous       Last       Previous       Last       Previous
                       Fiscal       Fiscal       Fiscal       Fiscal       Fiscal       Fiscal
Fund                    Year         Year         Year         Year         Year         Year
-----------------------------------------------------------------------------------------------
New Dimensions      $  2,781      $  3,484     $ 7,100      $  6,650     $ 3,803       $   0
-----------------------------------------------------------------------------------------------

Aggregate Non-Audit Fees to New Dimensions, RiverSource Investments and its Affiliates
For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the Fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $100,684. For the year ended Sept. 30, 2004, the aggregate amount was $137,034.

--------------------------------------------------------------------------------
50 RIVERSOURCE NEW DIMENSIONS FUND -- PROXY STATEMENT
--------------------------------------------------------------------------------

Exhibit A

Form of Agreement and Plan of Reorganization

This Agreement and Plan of Reorganization dated as of ______, 2005 (the "Agreement") is between AXP Dimensions Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource New Dimensions Fund (the "Selling Fund"), and AXP Growth Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, RiverSource Large Cap Equity Fund (the "Buying Fund), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. Shareholder Approval. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.  Reorganization.
    a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.
    b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  A.1
--------------------------------------------------------------------------------

3.  Valuation of Net Assets.
    a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.
    b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.
    c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.  Liquidation and Dissolution of the Selling Fund.
    a. As soon as practicable after the Valuation Date, the Selling
       Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.
    b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.
    c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.
    d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

--------------------------------------------------------------------------------
A.2 RIVERSOURCE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

5. Representations, Warranties and Covenants of the Buying Corporation. The Buying Corporation represents and warrants to the Selling Fund as follows:

    a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.
    b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.
    c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.
    e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.
    f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.
    g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  A.3
--------------------------------------------------------------------------------

    h. Liabilities. There are no liabilities of the Buying Fund other than:
       o liabilities disclosed in the Buying Fund Financial Statements,
       o liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
       o liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.
    i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.
    j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.
    k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
    l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing,

--------------------------------------------------------------------------------
A.4 RIVERSOURCE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
       the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. Representations, Warranties and Covenants of the Selling Corporation. The Selling Corporation represents and warrants to the Buying Fund as follows:

    a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.
    b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.
    c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.
    d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.
    e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.
    f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  A.5
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

       the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.
    g. Liabilities. There are no liabilities of the Selling Fund other than:
       o liabilities disclosed in the Selling Fund Financial Statements,
       o liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or
       o liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.
    h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.
    i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.
    j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.
    k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

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A.6 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

    l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. Conditions to Obligations of the Buying Corporation. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:
    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.
    b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in
       Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.
    c. Regulatory Approvals.
       o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.
       o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.
    d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  A.7
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

       income tax consequences of the Reorganization to the Buying Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.
    e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota;
       (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.
    f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over
       (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain

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A.8 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

       realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. Conditions to Obligations of the Selling Corporation. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:
    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.
    b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.
    c. Regulatory Approvals.
       o The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.
       o All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.
    d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  A.9
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

       in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.
    e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota;
       (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.
    a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.
    b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive

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A.10 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

       the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.
    c. The Selling Corporation may terminate this Agreement at any time prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.
    d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.
    e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.
    f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. Expenses. RiverSource Investments, LLC will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11. General.
    a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.
    b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

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                                      RIVERSOURCE FUNDS -- PROXY STATEMENT  A.11
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

12. Indemnification.
    Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

    AXP Dimensions Series, Inc.
     on behalf of RiverSource New Dimensions Fund

    By _____________________________________
       Leslie L. Ogg
       Vice President

    AXP Growth Series, Inc.
     on behalf of RiverSource Large Cap Equity Fund

    By _____________________________________
       Leslie L. Ogg
       Vice President

    The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

    RiverSource Investments, LLC

    By _____________________________________
       Paula R. Meyer
       Senior Vice President and General Manager -- Mutual Funds

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A.12 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

Exhibit B

Matters Subject to Approval at Regular Meeting of Buying Fund

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation and to approve the IMS Agreement, Buying Fund shareholders will consider the following:

Approve or reject changes in fundamental investment policies.
The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. Diversification
The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is underlined):

    The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  B.1
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

pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. Lending
The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

    The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borrow money for temporary purposes and not make investments. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

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B.2 RIVERSOURCE FUNDS -- PROXY STATEMENT
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C. Borrowing
The Board recommends that the fund's fundamental policy with respect to Borrowing be replaced with the following policy:

    The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends the term be deleted in order to standardize investment policies.

Board Recommendation and Vote Required. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  B.3
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

Exhibit C

Minnesota Business Corporation Act Sections 302A.471 and 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. Rights of dissenting shareholders
Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:
    (1) alters or abolishes a preferential right of the shares;
    (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;
    (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;
    (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  C.1
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

    disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners.
(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply.
(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

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C.2 RIVERSOURCE FUNDS -- PROXY STATEMENT
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(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters' rights
Subdivision 1. Definitions.
(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  C.3
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

Subdivision 4. Notice of procedure; deposit of shares.
(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:
    (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;
    (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
    (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and
    (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares.
(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:
    (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;
    (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and
    (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a),

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C.4 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

    a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court,

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                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  C.5
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

in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses.
(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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C.6 RIVERSOURCE FUNDS -- PROXY STATEMENT
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

Exhibit D


Prospectus                                    [RiverSource Investments Logo]

RiverSource(SM)

Large Cap Equity Fund

Prospectus Oct. 3, 2005

> RiverSource Large Cap Equity Fund (formerly AXP(R)Large Cap Equity Fund) seeks to provide shareholders with long-term growth of capital.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

Not FDIC Insured o May Lose Value o No Bank Guarantee

Table of Contents

The Fund                                                                3p

Objective                                                               3p

Principal Investment Strategies                                         3p

Principal Risks                                                         4p

Past Performance                                                        5p

Fees and Expenses                                                       8p

Other Investment Strategies and Risks                                   9p

Fund Management and Compensation                                       10p

Buying and Selling Shares                                              15p

Transactions through Unaffiliated
  Financial Intermediaries                                             15p

Valuing Fund Shares                                                    16p

Investment Options                                                     16p

Purchasing Shares                                                      18p

Sales Charges                                                          20p

Exchanging/Selling Shares                                              25p

Distributions and Taxes                                                30p

Dividends and Capital
  Gain Distributions                                                   30p

Reinvestments                                                          30p

Taxes                                                                  30p

Financial Highlights                                                   32p

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

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

The Fund

OBJECTIVE

RiverSource Large Cap Equity Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will hold both growth and value companies and at times may favor one more than the other based on available opportunities.

When optimizing for growth, the investment manager invests in companies it believes to have above-average long-term growth potential, or technological superiority, and it selects investments based, among other factors, on:

   o Effective management.

   o Financial strength.

   o Competitive market or product position.

   o Technological advantage relative to other companies.

When optimizing for value, the investment manager invests in companies that appear to be undervalued by various measures or that may be temporarily out of favor, but have good prospects for capital appreciation, and it selects investments based, among other factors, on:

o Identifying a variety of large, well-established companies whose underlying fundamentals are stable, or are anticipated to become stable, or whose fundamentals are improving.

o  Identifying stocks that are undervalued:

   o because they have one or more ratios, such as price-to-earnings or price-to-cash flow, that are low relative to the general market, or have a yield that exceeds the market,

   o because one or more of their valuation ratios are low relative to historical levels for the stock,

   o because one or more of their valuation ratios or other financial measures make that stock attractive relative to its peers, or

   o because they are undervalued relative to their intrinsic value, as identified by the investment manager.

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

In evaluating whether to sell a security, the investment manager considers factors including, among others whether:

o  The security is overvalued relative to other potential investments.

o  The security has reached the investment manager's price objective.

o The company has met the investment manager's earnings and/or growth expectations.

o Potential losses, due to factors such as a market down-turn, can be minimized.

o  A more attractive opportunity has been identified.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Issuer Risk. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

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4p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

o how the Fund's performance has varied for each full calendar year shown on the bar chart, and

o how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

Bar Chart. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

Table. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

o  the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

o  no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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5p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

[BAR CHART]

                            CLASS A SHARE PERFORMANCE
                            (based on calendar years)

                                  +27.57  +5.52
                                   2003    2004

During the periods shown in the bar chart, the highest return for a calendar quarter was +16.15% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -4.93% (quarter ended Sept. 30, 2004).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at June 30, 2005 was +1.59%.

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6p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Average Annual Total Returns (for periods ended Dec. 31, 2004)
                                                                     Since
                                                        1 year     inception
RiverSource Large Cap Equity:
   Class A
      Return before taxes                               -0.55%     +0.02%(a)
      Return after taxes on distributions               -1.55%     -0.55%(a)
      Return after taxes on distributions
      and sale of fund shares                           -0.29%     -0.29%(a)
   Class B
      Return before taxes                               -0.27%     -0.09%(a)
   Class C
      Return before taxes                               +3.72%     +1.40%(a)
   Class Y
      Return before taxes                               +5.63%     +2.32%(a)
Russell 1000(R) Index
(reflects no deduction for fees, expenses or taxes)    +11.40%     +4.39%(b)
Lipper Large-Cap Core Funds Index                       +8.29%     +2.27%(b)

(a) Inception date is March 28, 2002.

(b) Measurement period started April 1, 2002.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

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7p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            5.75%          none         none         none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%           1%          none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(c)                             0.57%    0.57%   0.57%    0.57%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(d)                              0.36%    0.38%   0.38%    0.40%
Total                                          1.18%    1.95%   1.95%    0.97%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index. See "Fund Management and Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

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8p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year      3 years      5 years     10 years
Class A(a)                      $688       $  928       $1,188       $1,929
Class B                         $698(b)    $1,013(b)    $1,253(b)    $2,079(c)
Class C                         $298(b)    $  613       $1,053       $2,280
Class Y                         $ 99       $  309       $  537       $1,194

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                               1 year      3 years      5 years     10 years
Class A(a)                      $688         $928       $1,188       $1,929
Class B                         $198         $613       $1,053       $2,079(b)
Class C                         $198         $613       $1,053       $2,280
Class Y                         $ 99         $309       $  537       $1,194

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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9p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Directed Brokerage. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

FUND MANAGEMENT AND COMPENSATION

Investment Manager

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

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10p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.57% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Large-Cap Core Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Fund are:

Robert Ewing, CFA, Portfolio Manager

o  Managed the Fund since 2004.

o Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1990 to 2002.

o  Began investment career in 1988.

o  BS, Boston College Carroll School of Management.

Nick Thakore, Portfolio Manager

o  Managed the Fund since 2004.

o  Joined RiverSource Investments (previously AEFC) in 2002.

o Prior to that, Analyst and Portfolio Manager at Fidelity Investments from 1993 to 2002.

o  Began investment career in 1993.

o  MBA, Wharton School at University of Pennsylvania.

Mr. Thakore provides direct day-to-day management for approximately one-third of the portfolio optimizing for growth. Mr. Ewing provides direct day-to-day management for approximately one-third of the portfolio optimizing for value. Messrs. Ewing and Thakore coordinate day-to-day management of the remainder of the portfolio, allocating approximately one-third of the portfolio among a team of research analysts who select investments in their allocations based on the sectors that they cover. These allocations are generally consistent with the sector weightings of the S&P 500 Index, an unmanaged index of common stocks, but allocations may vary.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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11p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution Services. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

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

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

Payments to Financial Intermediaries

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these cash payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g. purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program) and may be significant.

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries to the extent permitted by law, including providing non-cash compensation to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings, or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

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

Additional Management Information

Manager of Manager Exemption. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

Affiliated Funds-of-Funds. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

Fund Holdings Disclosure. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

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

Buying and Selling Shares

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Availability and Transferability of Fund Shares. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at (888) 791-3380.

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

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

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within than one year after purchase may be subject to a CDSC.

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial

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

intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                 Class A        Class B         Class C       Class Y
---------------- -------------- --------------- ------------- ---------------
Availability     Available to   Available to    Available     Limited to
                 all            all investors.  to all        qualifying
                 investors.                     investors.    institutional
                                                              investors.
---------------- -------------- --------------- ------------- ---------------
Initial Sales    Yes. Payable   No. Entire      No. Entire    No. Entire
Charge           at time of     purchase        purchase      purchase
                 purchase.      price is        price is      price is
                 Lower sales    invested in     invested in   invested in
                 charge for     shares of the   shares of     shares of the
                 larger         Fund.           the Fund.     Fund.
                 investments.
---------------- -------------- --------------- ------------- ---------------
Deferred Sales   On purchases   Maximum 5%      1% CDSC may   None.
Charge           over           CDSC during     apply if
                 $1,000,000,    the first       you sell
                 1% CDSC may    year            your shares
                 apply if you   decreasing to   within one
                 sell your      0% after six    year after
                 shares         years.          purchase.
                 within one
                 year after
                 purchase.
---------------- -------------- --------------- ------------- ---------------
12b-1            Yes. 0.25%     Yes. 1.00%      Yes. 1.00%    Yes.  0.10%
Distribution
Fee and/or
Shareholder
Service Fee*
---------------- -------------- --------------- ------------- ---------------
Conversion to    N/A            Yes,            No.           No.
Class A                         automatically
                                in ninth year
                                of ownership.
---------------- -------------- --------------- ------------- ---------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

Should you purchase Class A, Class B or Class C shares?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

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

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

To purchase shares with a financial intermediary other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds and how you can purchase Fund shares from Ameriprise Financial Services.

If you do not have an existing RiverSource fund account, with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,

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

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- --------------------------------------------
Individual or joint account        The individual or one of the owners listed
                                   on the joint account
---------------------------------- --------------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- --------------------------------------------
A revocable living trust           The grantor-trustee (the person who puts
                                   the money into the trust)
---------------------------------- --------------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no legal
                                   entity is designated in the account title)
---------------------------------- --------------------------------------------
Sole proprietorship or             The owner
single-owner LLC
---------------------------------- --------------------------------------------
Partnership or multi-member LLC    The partnership
---------------------------------- --------------------------------------------
Corporate or LLC electing          The corporation
corporate status  on Form 8832
---------------------------------- --------------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- --------------------------------------------

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

  *  $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

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

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment
                                    plan with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  *  $100 for accounts outside of a brokerage account.

 ** $50 minimum per payment for qualified accounts outside of a brokerage account.

By wire or electronic funds transfer

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

SALES CHARGES

Class A -- initial sales charge alternative

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:

                                                                                                    Maximum re-allowance
Total market value            As a % of purchase price **    As a % of net amount Invested        as a % of purchase price
Up to $49,999                           5.75%                             6.10%                                5.00%
$50,000-$99,999                         4.75                              4.99                                 4.00
$100,000-$249,999                       3.50                              3.63                                 3.00
$250,000-$499,999                       2.50                              2.56                                 2.15
$500,000-$999,999                       2.00                              2.04                                 1.75
$1,000,000 or more***                   0.00                              0.00                                 0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

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Rights of Accumulation

You may be able to reduce the sales charge on Class A shares, based on the combined market value of your accounts.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

o  Your current investment in this Fund, and

o Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   o Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

o  Individual or joint accounts held outside of a brokerage account;

o  Individual or joint accounts held through a brokerage account;

o Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

o UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

o Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

o Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

o Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in determining the sales charge on your purchase:

o Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

o Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service Advantage (SPS);

o  Investments in Class D, Class E, or Class Y shares;

o Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

o  Charitable and irrevocable trust accounts.

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If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

Unless you provide Ameriprise Financial Services, your financial advisor or your investment professional in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible.

For more information on rights of accumulation, please see the SAI.

Letter of Intent (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

Holdings More than 90 Days Old. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

Notification Obligation. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

o registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

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22p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

o qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

o direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

o  purchases made:

   o with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

   o through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

   o through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

o shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide Ameriprise Financial Services, your financial advisor or investment professional with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."

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23p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

If the sale is made during the:                 The CDSC percentage rate is:*
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.

For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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24p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the CDSC for Class B shares

The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,

o  held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   o at least 59 1/2 years old AND

   o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   o selling under an approved substantially equal periodic payment arrangement.

Waivers of the CDSC for Class C shares

The CDSC will be waived on sales of shares in the event of the shareholder's death.

EXCHANGING/SELLING SHARES

To sell or exchange shares held with financial intermediaries other than Ameriprise Financial Services, please consult your financial intermediary. See "Transactions Through Unaffiliated Financial Intermediaries" for more information. The following section explains policies of the RiverSource funds on how you can exchange or sell shares held with Ameriprise Financial Services.

Exchanges

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

Market timing is frequent or short-term trading by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund's performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund's transaction costs. See "Valuing Fund Shares" for a discussion of the Fund's policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

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25p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

The Fund's Board has adopted a policy that is designed to detect and deter market timing. The Fund seeks to enforce this policy as follows:

o The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o  Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

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26p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Repurchases. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

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27p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

Ameriprise Financial Services
70200 Ameriprise Financial Center
Minneapolis, MN 55474

Include in your letter:

o  your account number

o  the name of the fund(s)

o  the class of shares to be exchanged or sold

o  your Social Security number or Employer Identification number

o  the dollar amount or number of shares you want to exchange or sell

o  specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

o  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

o Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:          $100

Maximum sale amount:          $100,000

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28p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

o  Minimum amount: $1,000

o  Pre-authorization is required.

o  A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o  Minimum payment: $100*

o Contact your financial advisor or Ameriprise Financial Services to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interest of the Fund.

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29p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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30p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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31p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2005         2004         2003         2002(b)
Net asset value, beginning of period                                 $4.64        $4.53        $4.11        $5.00
                                                                     -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .04          .01          .01           --
Net gains (losses) (both realized and unrealized)                      .61          .32          .41         (.89)
                                                                     -----        -----        -----        -----
Total from investment operations                                       .65          .33          .42         (.89)
                                                                     -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.02)          --           --           --
Distributions from realized gains                                     (.01)        (.22)          --           --
                                                                     -----        -----        -----        -----
Total distributions                                                   (.03)        (.22)          --           --
                                                                     -----        -----        -----        -----
Net asset value, end of period                                       $5.26        $4.64        $4.53        $4.11
                                                                     -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $1,029       $1,248          $83          $11
Ratio of expenses to average daily net assets(c),(d)                 1.11%        1.20%        1.25%        1.25%(e)
Ratio of net investment income (loss) to average daily net assets     .79%         .36%         .24%        (.11%)(e)
Portfolio turnover rate (excluding short-term securities)             128%          99%         135%          88%
Total return(f)                                                     13.99%        7.19%       10.22%      (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.16%, 1.23%, 1.84% and 5.12% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2005         2004         2003         2002(b)
Net asset value, beginning of period                                 $4.56        $4.48        $4.10        $5.00
                                                                     -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                            --         (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .60          .31          .39         (.89)
                                                                     -----        -----        -----        -----
Total from investment operations                                       .60          .30          .38         (.90)
                                                                     -----        -----        -----        -----
Less distributions:
Distributions from realized gains                                     (.01)        (.22)          --           --
                                                                     -----        -----        -----        -----
Net asset value, end of period                                       $5.15        $4.56        $4.48        $4.10
                                                                     -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                               $472         $572          $36           $5
Ratio of expenses to average daily net assets(c),(d)                 1.88%        1.95%        2.01%        2.01%(e)
Ratio of net investment income (loss) to average daily net assets     .02%        (.46%)       (.52%)       (.86%)(e)
Portfolio turnover rate (excluding short-term securities)             128%          99%         135%          88%
Total return(f)                                                     13.09%        6.48%        9.27%      (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 1.93%, 1.98%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2005         2004         2003         2002(b)
Net asset value, beginning of period                                 $4.57        $4.49        $4.10        $5.00
                                                                     -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                            --         (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                      .60          .31          .40         (.89)
                                                                     -----        -----        -----        -----
Total from investment operations                                       .60          .30          .39         (.90)
                                                                     -----        -----        -----        -----
Less distributions:
Distributions from realized gains                                     (.01)        (.22)          --           --
                                                                     -----        -----        -----        -----
Net asset value, end of period                                       $5.16        $4.57        $4.49        $4.10
                                                                     -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                 $9          $11           $2          $--
Ratio of expenses to average daily net assets(c),(d)                 1.88%        1.98%        2.01%        2.01%(e)
Ratio of net investment income (loss) to average daily net assets     .02%        (.43%)       (.53%)       (.92%)(e)
Portfolio turnover rate (excluding short-term securities)             128%          99%         135%          88%
Total return(f)                                                     13.06%        6.46%        9.51%      (18.00%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 1.93%, 2.01%, 2.60% and 5.88% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                          2005         2004         2003         2002(b)
Net asset value, beginning of period                                 $4.66        $4.54        $4.11        $5.00
                                                                     -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                           .04          .01          .01           --
Net gains (losses) (both realized and unrealized)                      .61          .34          .42         (.89)
                                                                     -----        -----        -----        -----
Total from investment operations                                       .65          .35          .43         (.89)
                                                                     -----        -----        -----        -----
Less distributions:
Dividends from net investment income                                  (.02)        (.01)          --           --
Distributions from realized gains                                     (.01)        (.22)          --           --
                                                                     -----        -----        -----        -----
Total distributions                                                   (.03)        (.23)          --           --
                                                                     -----        -----        -----        -----
Net asset value, end of period                                       $5.28        $4.66        $4.54        $4.11
                                                                     -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                $--           $8          $--          $--
Ratio of expenses to average daily net assets(c),(d)                  .90%        1.00%        1.07%        1.07%(e)
Ratio of net investment income (loss) to average daily net assets    1.08%         .50%         .45%         .09%(e)
Portfolio turnover rate (excluding short-term securities)             128%          99%         135%          88%
Total return(f)                                                     14.06%        7.44%       10.46%      (17.80%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 28, 2002 (when shares became publicly available) to July 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 0.95%, 1.03%, 1.66% and 4.94% for the periods ended July 31, 2005, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35p   ---   RIVERSOURCE LARGE CAP EQUITY FUND   ---   2005 PROSPECTUS

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource " banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2111

Ticker Symbol
Class A: ALEAX    Class B:ALEBX
Class C: ARQCX    Class I:--
Class Y: ALEYX

[RiverSource Investments Logo]

RiverSource Investments
200 Ameriprise Financial Center
Minneapolis, MN 55474

                                                             S-6244-99 F (10/05)

Exhibit E

Board Effectiveness Committee Charter

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

o The responsibilities and duties of the Board;

o The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

o The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

o The annual evaluation of the Board's performance and the attendance of members; and

o The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.


--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  E.1
--------------------------------------------------------------------------------

Exhibit F

Joint Audit Committee Charter

Membership and Qualifications
The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

o An understanding of generally accepted accounting principles and financial statements;

o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

o Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

o An understanding of internal controls and procedures for financial reporting; and

o An understanding of audit committee functions.

A person shall have acquired such attributes through:

o Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

o Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

o Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

o Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  F.1
--------------------------------------------------------------------------------

Purposes of the Committee
The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

o Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

o Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

o Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

o Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

Duties and Powers
To carry out its purposes, the Committee shall have the following duties and powers:

o Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

o Meet with representatives of the Auditor to:
  o Review and evaluate matters potentially affecting its independence and capabilities by:
    o Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;
    o Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and


--------------------------------------------------------------------------------
F.2 RIVERSOURCE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

    o Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.
  o Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;
  o Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

o Meet with representatives of American Express Enterprise Risk and Assurance Services to:
  o Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;
  o Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;
  o Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"
  o Review its budget, staffing and proposed audit plans each year; and
  o Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

o Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:
  o Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;
  o Resolve any disagreements between American Express Financial Corporation and the Auditor;
  o Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;


--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  F.3
--------------------------------------------------------------------------------

  o Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;
  o Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

o Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

o Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

o Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

o Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

o Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President -- Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

o Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

o Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.


--------------------------------------------------------------------------------
F.4 RIVERSOURCE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

Role and Responsibilities
The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or


--------------------------------------------------------------------------------
                                       RIVERSOURCE FUNDS -- PROXY STATEMENT  F.5
--------------------------------------------------------------------------------
more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

Operations
The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

--------------------------------------------------------------------------------
F.6 RIVERSOURCE FUNDS -- PROXY STATEMENT
--------------------------------------------------------------------------------
                                ezVote(SM)Consolidated Proxy Card
PROXY TABULATOR
P.O. BOX 9132                   This form is your EzVote Consolidated Proxy.
HINGHAM, MA 02043-9132          It reflects all of your accounts registered to
                                the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 <-
                                                               RIVERSOURCE FUNDS
                                      (formerly known as AMERICAN EXPRESS FUNDS)
AXP DIMENSIONS SERIES, INC.        PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
RIVERSOURCE NEW DIMENSIONS FUND                                FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, at _____ [a.m./p.m.] on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                         AMEX New Dim EZ - DH

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS


                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

LABEL BELOW FOR MIS USE ONLY!                                    INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
AXP DIMENSIONS SERIES, INC                                       your accounts. If you would wish to vote each of these accounts
RIVERSOURCE NEW DIMENSIONS FUND                                  separately, sign in the signature box below, mark each individual
ORIGINAL EZVOTE 10-06-05 KD                                      ballot to indicate your vote, detach the form at the perforation
DOREEN (AMEX-RIVERSOURCE NEW DIMENSIONS EZVOTE 2006 DH)          above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the  Consolidated Proxy Card above.


                                                                 Date _____________________________

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
                                                                 -------------------------------------------------------
                                                                 Signature(s) (Joint owners)          (Sign in the Box)
OK TO PRINT AS IS*_______ *By signing this form you are          Note: Please sign this proxy exactly as your
authorizing MIS to print this form in its current state.         name or names appears on this card. Joint owners
                                                                 should each sign personally. Trustees and other
                                                                 fiduciaries should indicate the capacity in
                                                                 which they sign, and where more than one name
                                                                 appears, a majority must sign. If a corporation,
                                                                 this signature should be that of an authorized
---------------------------------------------------------        officer who should state his or her title.
SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE

                                                                                                 AMEX New Dim IND - DH

                                ezVote(SM)Consolidated Proxy Card


                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

                                PLEASE DO NOT USE FINE POINT PENS.


If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                        FOR  AGAINST  ABSTAIN
1. Approve the Agreement and Plan of Reorganization.    [ ]    [ ]      [ ]   1.
2. ELECTION OF BOARD MEMBERS.
                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL     ALL     EXCEPT

   (01) Arne H. Carlson        (05) Catherine James Paglia
   (02) Patricia M. Flynn      (06) Alan K. Simpson     [ ]    [ ]      [ ]   2.
   (03) Anne P. Jones          (07) Alison Taunton-Rigby
   (04) Stephen R. Lewis, Jr.  (08) William F. Truscott

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

                                                        FOR  AGAINST  ABSTAIN
3. Approve an Amendment to the Articles of
   Incorporation.                                       [ ]    [ ]      [ ]   3.

4. Approve an Investment Management Services Agreement
   with RiverSource Investments, LLC.                   [ ]    [ ]      [ ]   4.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                            AMEX New Dim EZ - DH

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS


                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

     000 0000000000 000 0                                                 000 0000000000 000 0
     JOHN Q. PUBLIC                                                       JOHN Q. PUBLIC
     123 MAIN STREET                                                      123 MAIN STREET
     ANYTOWN, MA 02030          999 999 999 999 99                        ANYTOWN, MA 02030          999 999 999 999 99
     FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
1. Approve the Agreement                                             1. Approve the Agreement
   and Plan of                                                          and Plan of
   Reorganization.            [ ]         [ ]         [ ]               Reorganization.            [ ]         [ ]         [ ]

2. ELECTION OF BOARD                                                 2. ELECTION OF BOARD
   MEMBERS.                    FOR       WITHHOLD    FOR ALL            MEMBERS.                    FOR       WITHHOLD    FOR ALL
(See Nominee list on           ALL         ALL       EXCEPT*         (See Nominee list on           ALL         ALL       EXCEPT*
consolidated ballot.)                                                consolidated ballot.)

*EXCEPT____________________   [ ]         [ ]         [ ]            *EXCEPT____________________    [ ]         [ ]         [ ]

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
3. Amend the Articles of                                             3. Amend the Articles of
   Incorporation.             [ ]         [ ]         [ ]               Incorporation.             [ ]         [ ]         [ ]

4. Approve Service                                                   4. Approve Service
   Agreement.                 [ ]         [ ]         [ ]               Agreement.                 [ ]         [ ]         [ ]

                                                                     LABEL BELOW FOR MIS USE ONLY!
                                                                     M1197
                                                                     AMERICAN EXPRESS - AMERIPRISE
                                                                     AXP DIMENSIONS SERIES, INC
                                                                     RIVERSOURCE DIMENSIONS FUND
                                                                     ORIGINAL EZVOTE 10-06-05 KD
                                                                     DOREEN (AMEX-RIVERSOURCE DIMENSIONS EZVOTE 2006 DH)

                                                           AMEX New Dim IND - DH

                             AXP(R) Dimensions Series, Inc.
                               - RiverSource(SM) New Dimensions Fund
                                 (formerly AXP New Dimensions Fund)

                                 Proxy Statement

                                                               December 16, 2005

Here is a brief overview of the changes being recommended for your RiverSource mutual fund. We encourage you to read the full text of the enclosed proxy statement.

Q: What organization changes have recently taken place?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: Why am I being asked to vote?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: Is my vote important?

Absolutely! While the Board of Directors ("Board") for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: What am I being asked to vote on?
Shareholders are being asked to vote on:

o The merger ("Reorganization") of RiverSource New Dimensions Fund and RiverSource Large Cap Equity Fund.

o Election of Board members.

o An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the names of the funds.

o An Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments, LLC.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: If approved, when will the merger happen?

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS agreement that has been approved by shareholders.

Q: What do Board Members do?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: What changes are proposed to the Investment Management Services Agreement?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, or otherwise affect its terms and conditions, the Board determined that it would be prudent to give shareholders an opportunity to vote on the new arrangement. The new agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: How do I vote?

You can vote in one of four ways:

o By mail with the enclosed proxy card

o By telephone

o By web site

o In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: Whom should I call if I have questions?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                                RIVERSOURCE FUNDS

                   (formerly known as American Express Funds)

                           Principal Executive Office
                     901 Marquette Avenue South, Suite 2810
                           Minneapolis, MN 55402-3268

                   NOTICE OF A REGULAR MEETING OF SHAREHOLDERS

                            TO BE HELD FEB. 15, 2006

                            AXP(R) STOCK SERIES, INC.
                            - RiverSource Stock Fund
                            (formerly AXP Stock Fund)

RiverSource Stock Fund ("Stock" or the "Selling Fund") will hold a regular shareholders' meeting at 10:00 a.m. on Feb. 15, 2006 at the IDS Center, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. At the meeting, shareholders will consider the following proposals:

- To approve an Agreement and Plan of Reorganization (the "Agreement") between the Selling Fund and RiverSource Disciplined Equity Fund ("Disciplined Equity" or the "Buying Fund") (formerly AXP Quantitative Large Cap Equity
   Fund). Under this Agreement, the Selling Fund will transfer all of its assets attributable to Classes A, B, C, I and Y to the Buying Fund in exchange for corresponding Class A, B, C, I and Y shares of the Buying Fund. These shares will be distributed proportionately to you and the other shareholders of the Selling Fund. The Buying Fund will assume the Selling Fund's liabilities.

-  To elect Board members.

-  To amend the Articles of Incorporation.

- To approve an Investment Management Services Agreement with RiverSource Investments, LLC.

- Other business as may properly come before the meeting, or any adjournment of the meeting.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

Please take some time to read the proxy statement. It discusses the proposals in more detail. If you were a shareholder on Dec. 16, 2005, you may vote at the meeting or any adjournment of the meeting. We hope you can attend the meeting. For those of you who cannot attend, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call your advisor or call client services toll free at (877) 256-6085. It is important that you vote. The Board of Directors (the "Board") recommends that you vote FOR the proposals. This proxy statement was first mailed to shareholders on or about Dec. 16, 2005.

                           By order of the Board of Directors


                           Leslie L. Ogg, Secretary
                           Dec. 16, 2005

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

                       COMBINED PROXY STATEMENT/PROSPECTUS

                               DATED DEC. 16, 2005

This document is a proxy statement for Stock and a prospectus for Disciplined Equity (each individually a "Fund" and collectively the "Funds"). It contains the information you should know before voting on the proposals. Please read it carefully and keep it for future reference. The address of each of the Funds is 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The phone number for each of the Funds is (612) 330-9283.

The following information describes the proposed reorganization of the Selling Fund into the Buying Fund (the "Reorganization").

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund. Selling Fund shareholders will not pay any sales charge in connection with this distribution of shares.

FUND INVESTMENT OBJECTIVES

The investment objective for each of the Funds is as follows:

   SELLING FUND:  The Fund seeks to provide shareholders with current income and growth of capital.

   BUYING FUND:   The Fund seeks to provide shareholders with long-term capital growth.

Please note that the Fund is not a bank deposit, is not federally insured, is not endorsed by any bank or government agency and is not guaranteed to achieve its investment objective.

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

WHERE TO GET MORE INFORMATION

THE BUYING FUND

Most recent prospectus, dated Oct. 3, 2005.   Accompanying, and incorporated by reference into,
                                              this proxy statement/prospectus.

Most recent annual report, for the period     Incorporated by reference into this proxy
ended July 31, 2005.                          statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.

THE SELLING FUND

Most recent prospectus, dated Nov. 29,2004,   Incorporated by reference into this proxy
as supplemented.                              statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.

Most recent annual report, for the period     Incorporated by reference into this proxy
ended Sept. 30, 2005.                         statement/prospectus. For a copy at no charge, call
                                              toll-free (800) 862-7919 or write to the address at
                                              the bottom of this table.

THIS PROXY STATEMENT/PROSPECTUS

Statement of Additional Information dated     Incorporated by reference into this proxy
the same date as this proxy                   statement/prospectus. For a copy at no charge, call
statement/prospectus. This document           toll-free (877) 256-6085 or write to the address at
contains information about both the           the bottom of this table.
Selling Fund and the Buying Fund.

To ask questions about this proxy             Call toll-free (877) 256-6085 or write to:
statement/prospectus.                         RiverSource Service Corporation,
                                              70100 Ameriprise Financial Center,
                                              Minneapolis, MN 55474.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at http://www.publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE OF CONTENTS

                                                                            PAGE
SECTION A -- FUND PROPOSALS

   PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION      7

   SUMMARY                                                                     7
      How the Reorganization Will Work                                         7
      Comparison of the Selling Fund and the Buying Fund                       7
      Risk Factors                                                            12
      Tax Consequences                                                        14

   FEES AND EXPENSES                                                          14

   THE REORGANIZATION                                                         19
      Terms of the Reorganization                                             19
      Conditions to Closing the Reorganization                                19
      Termination of the Agreement                                            20
      Tax Status of the Reorganization                                        20
      Reasons for the Proposed Reorganization and Board Deliberations         23
      Boards' Determinations                                                  24
      Recommendation and Vote Required                                        25

   PROPOSAL 2. ELECT BOARD MEMBERS                                            25

   PROPOSAL 3. APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES
   OF INCORPORATION                                                           32

   PROPOSAL 4. APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES
   AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC                                34

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION                 41

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER
FUND INFORMATION                                                              44

EXHIBITS
   A. Form of Agreement and Plan of Reorganization                           A.1
   B. Matters Subject to Approval at Regular Meeting of Buying Fund          B.1
   C. Minnesota Business Corporation Act Sections 302A.471 and 302A.473      C.1
   D. Most Recent Buying Fund Prospectus                                     D.1
   E. Board Effectiveness Committee Charter                                  E.1
   F. Joint Audit Committee Charter                                          F.1

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

SECTION A -- FUND PROPOSALS

PROPOSAL 1. APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Board of the Selling Fund to solicit proxies to vote at a meeting of shareholders. Shareholders will consider a proposal to approve the Agreement providing for the Reorganization of the Selling Fund into the Buying Fund. A form of the Agreement is included in Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not in the summary.

HOW THE REORGANIZATION WILL WORK

- The Selling Fund will transfer all of its assets to the Buying Fund. The Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue shares of Classes A, B, C, I and Y to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities it assumes. These shares will be distributed to the Selling Fund's shareholders in proportion to their holdings in the Selling Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- After the Reorganization is completed, current Selling Fund shareholders will be shareholders of the Buying Fund. The Selling Fund will be terminated.

COMPARISON OF THE SELLING FUND AND THE BUYING FUND

Both the Selling Fund and the Buying Fund:

- Are structured as a series of capital stock of an open-end management investment company organized as a Minnesota corporation.

- Have RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments") as an investment adviser.

- Have the same policies for buying and selling shares and the same exchange rights.

-  Have the same distribution policies.

-  Have different classes of shares: Classes A, B, C, I and Y.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

COMPARISON OF INVESTMENT OBJECTIVES

The investment objectives for the Funds are as follows:

   SELLING FUND: The Fund seeks to provide shareholders with current income and growth of capital.

   BUYING FUND:  The Fund seeks to provide shareholders with long-term capital growth.

COMPARISON OF INVESTMENT STRATEGIES STOCK:

The Fund's assets primarily are invested in common stocks and securities convertible into common stocks. Under normal market conditions, at least 80% of the Fund's net assets are invested in these securities. In pursuit of its income objective, the Fund will invest in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager uses two different approaches to the selection of equity investments.

With respect to approximately 50% of the Fund's portfolio, the investment manager uses a traditional stock selection methodology and chooses investments by:

- Considering opportunities and risks by reviewing overall market conditions and industry outlook.

- Identifying market trends that the investment manager believes will lead to good long-term growth potential.

-  Identifying companies with strong, sustainable earnings growth based on:

   -  effective management, as demonstrated by overall performance,

   -  competitive market position, and

   -  financial strength.

- Focusing on those companies that the investment manager considers to be blue chips. Blue chip stocks are issued by companies with a market capitalization of at least $1 billion, an established management, a history of consistent earnings and a leading position within their respective industries.

-  Identifying investments that contribute to portfolio diversification.

-  Identifying income-producing securities.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

-  The security is overvalued relative to other potential investments.

-  The security has reached the investment manager's price objective.

- The company has met the investment manager's earnings and/or growth expectations.

-  Political, economic or other events could affect the company's performance.

With respect to approximately 50% of the Fund's portfolio, the investment manager uses proprietary quantitative methods based on sophisticated statistical analysis and chooses investments by:

The universe of stocks from which the investment manager selects the Fund's investments will be those included in the Fund's benchmark, the Standard & Poor's 500 Index (S&P 500 Index). Through extensive analysis of the domestic equity markets, the investment manager has identified characteristics of certain stocks that have historically outperformed their benchmarks. The Fund will hold both growth and value stocks. Characteristics used to select stocks for the Fund include:

-  Superior growth characteristics such as:

   -  strong earnings growth,

   - positive earnings that exceed expectations published by third-party business analysts,

   -  consistency of earnings, and

   -  strong positive price trend.

- Superior value characteristics based on analysis of current stock prices relative to estimates of future prices.

In selecting the stocks from the S&P 500 Index for the Fund's portfolio, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to the benchmark through overweighting or underweighting.

-  Limits on sector and industry allocations relative to the benchmark.

-  Limits on size of holdings relative to market liquidity.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

DISCIPLINED EQUITY:

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager will choose equity investments by employing proprietary quantitative methods based on sophisticated statistical analysis.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P
500. Through extensive analysis of the domestic equity markets, the investment manager has identified characteristics of certain stocks that have historically outperformed their benchmarks. The Fund will hold both growth and value stocks. Characteristics used to select stocks for the Fund include:

-  Superior growth characteristics such as:

   -  strong earnings growth,

   - positive earnings that exceed expectations published by third-party business analysts,

   -  consistency of earnings, and

   -  strong positive price trend.

- Superior value characteristics based on analysis of current stock prices relative to estimates of future prices.

In selecting the stocks for the Fund's portfolio, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to the benchmark through overweighting or underweighting.

-  Limits on sector and industry allocations relative to the benchmark.

-  Limits on size of holdings relative to market liquidity.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

BOTH FUNDS:

- UNUSUAL MARKET CONDITIONS. During unusual market conditions, each of the Funds may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

- OTHER INVESTMENT STRATEGIES. Each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, each Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

COMPARISON OF FUNDAMENTAL POLICIES

The Buying Fund shareholders will vote on changes to the fundamental policies for the Buying Fund at a meeting scheduled to be held on the same day as the Selling Fund shareholder meeting. The proposed changes are shown in Exhibit B. If all of the proposed changes to the Buying Fund's fundamental policies are approved, the differences in investment policies will be as follows:

Both Funds have substantially similar fundamental investment policies. The Buying Fund has a policy permitting borrowing money for temporary purposes in an amount not exceeding one-third of the market value of its total assets. The Selling Fund has a similar policy that applies to money or property and permits borrowing only for extraordinary or emergency purposes. The Buying Fund has a policy prohibiting the issuing of senior securities, except as permitted under the 1940 Act. Even though this is not stated as a fundamental policy of the Selling Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act.

The Buying Fund has a policy that it will not purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of its total assets may be invested without regard to this 10% limitation. The Selling Fund has a similar policy, but does not have the 25% exception.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

The Buying Fund has a policy that it will not invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities or other investment companies, and except that up to 25% of its total assets may be invested without regard to this 5% limitation. The Selling Fund has a similar policy, but does not include other investment companies in the exception.

The Buying Fund has a policy permitting the Fund to lend fund securities and participate in an interfund lending program up to 33-1/3% of the value of the fund's total assets. This policy does not prohibit the Buying Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchase agreements. The Selling Fund has a policy permitting the Selling Fund to lend fund securities up to 30% of its net assets. In addition, the Selling Fund has a policy that it may make cash loans up to 5% of its total assets. The Buying Fund has a policy prohibiting loans of any part of its assets to the investment manager, its board members and officers and to the board members and officers of the Buying Fund. Even though this is not stated as the fundamental policy of the Selling Fund, the Fund is nonetheless subject to that restriction under the provisions of the 1940 Act.

If shareholders of the Selling Fund approve the Reorganization, they will be subject to the fundamental investment policies of the Buying Fund. The investment manager does not believe that the differences between the fundamental investment policies will result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks associated with an investment in the Fund are shown below.

RISK                                     STOCK         DISCIPLINED EQUITY
Active Management Risk                     x                    x
Issuer Risk                                x                    x
Market Risk                                x                    x

- ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

- ISSUER RISK. An issuer may perform poorly and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

- MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

PERFORMANCE

Performance information for Class A shares of the Funds is shown below.

TABLE A-1

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPT. 30, 2005(a)

                                                           SINCE        INCEPTION
FUND                        1 YEAR   5 YEARS   10 YEARS  INCEPTION         DATE
Stock                        6.11%    -3.66%     5.84%     9.68%         4/6/1945
Disciplined Equity           8.92%      N/A       N/A     13.09%        4/24/2003

(a)  Returns include the 5.75% Class A sales charge.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TAX CONSEQUENCES

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of the Reorganization. However, the Reorganization will end the tax year of the Selling Fund, and so it may accelerate distributions from the Selling Fund for its short tax year ending on the date of the Reorganization to shareholders. At any time prior to the consummation of the Reorganization a shareholder may redeem shares. This would likely result in recognition of gain or loss to the shareholder for federal income tax purposes.

The tax basis and holding period of the shareholders' Selling Fund shares is expected to carry over to the shareholders' new shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."

FEES AND EXPENSES

The following table describes the fees and expenses, adjusted to reflect current fees, that you pay if you buy and hold shares of the Selling Fund or shares of the Buying Fund. The table also shows pro forma expenses of the Buying Fund assuming the proposed Reorganization had been effective during the most recent fiscal year, adjusted to reflect current fees. If shareholders approve the Reorganization, for a period of 12 months following implementation of the Reorganization, the investment manager and its affiliates have agreed to waive fees or to cap expenses of the Buying Fund sufficient to keep total expenses within 5 basis points (0.05%) of the Selling Fund's expense ratio at the time of the Reorganization. For a period of 5 years following the 12-month period, the investment manager and its affiliates have agreed to waive fees or to cap expenses of the Buying Fund at the median expense ratio of the Buying Fund's Lipper peer group. The level of the Buying Fund's expense cap will be reviewed and reset annually by the Buying Fund's Board. For purposes of these calculations, the expense ratio will be determined prior to application of the performance incentive adjustment.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE A-2

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A      CLASS B      CLASS C      CLASS I      CLASS Y
Maximum sales charge (load) imposed on purchases(a)
as a percentage of offering price                               5.75%        none         none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none(b)         5%           1%        none         none

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

                                                     CLASS A   CLASS B   CLASS C   CLASS I   CLASS Y
STOCK(c)
Management fees(d)                                    0.46%     0.46%     0.46%     0.46%     0.46%
Distribution (12b-1) fees                             0.25%     1.00%     1.00%     0.00%     0.00%
Other expenses(e)                                     0.20%     0.23%     0.23%     0.08%     0.29%
Total                                                 0.91%     1.69%     1.69%     0.54%     0.75%

DISCIPLINED EQUITY
Management fees(f)                                    0.62%     0.62%     0.62%     0.62%     0.62%
Distribution (12b-1) fees                             0.25%     1.00%     1.00%     0.00%     0.00%
Other expenses(e)                                     0.49%     0.52%     0.52%     0.29%     0.57%
Total                                                 1.36%     2.14%     2.14%     0.91%     1.19%
Fee waiver/expense reimbursement                      0.09%     0.08%     0.06%     0.00%     0.11%
Net expenses(g)                                       1.27%     2.06%     2.08%     0.91%     1.08%

DISCIPLINED EQUITY - PRO FORMA WITH STOCK
Management fees(f)                                    0.60%     0.60%     0.60%     0.60%     0.60%
Distribution (12b-1) fees                             0.25%     1.00%     1.00%     0.00%     0.00%
Other expenses(e)                                     0.20%     0.23%     0.24%     0.09%     0.30%
Total                                                 1.05%     1.83%     1.84%     0.69%     0.90%
Fee waiver/expense reimbursement                      0.03%     0.03%     0.05%     0.03%     0.04%
Net expenses(h)                                       1.02%     1.80%     1.79%     0.66%     0.86%

NOTES TO ANNUAL FUND OPERATING EXPENSES.

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds.

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Stock is a feeder fund that is part of a master/feeder structure. For Stock, both in this table and the following example fund operating expenses include expenses charged by both the Fund and its master portfolio.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

(d) The management fee rate is the actual fee rate charged as of fiscal year ended Sept. 30, 2004. It includes the impact of a performance incentive adjustment fee that decreased the management fee by .03% for the most recent fiscal year for Stock. The index against which Stock's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index.

(e) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee. The other expense ratios shown in this chart have been adjusted to reflect the new administrative fee that went into effect in Oct. 2005.

(f) The management fee ratio shown reflects what the ratio would be based on the Fund's average net assets as of July 31, 2005 under the proposed management fee schedule. The ratio includes the impact of a performance incentive adjustment fee that increased the management fee by .02% for the most recent fiscal year for Disciplined Equity. The index against which Disciplined Equity's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index.

(g) For Disciplined Equity, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment (.02% increase for the most recent fiscal year), will not exceed 1.25% for Class A, 2.04% for Class B, 2.06% for Class C, 0.93% for Class I and 1.06% for Class Y.

(h) If shareholders approve the Reorganization, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for six years following implementation of the Reorganization, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, in year one, net expenses, before giving effect to any performance incentive adjustment (.02% increase for the most recent fiscal year), will not exceed 1.00% for Class A, 1.78% for Class B, 1.77% for Class C, 0.64% for Class I and 0.84% for Class Y. In years two through six after the merger, expense caps of the Buying Fund will be at the median expense ratio of the Buying Fund Lipper peer group reviewed annually by the Board.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

EXAMPLE: These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods indicated under the current arrangements and if the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                             1 YEAR      3 YEARS      5 YEARS     10 YEARS
STOCK
Class A(a)                                       $663       $  849        $1,051       $1,634
Class B                                          $672(b)    $  933(b)     $1,119(b)    $1,795(c)
Class C                                          $272(b)    $  533        $  919       $2,003
Class I                                          $ 55       $  173        $  302       $  680
Class Y                                          $ 77       $  240        $  418       $  934

DISCIPLINED EQUITY(d)
Class A(a)                                       $697       $  973        $1,270       $2,113
Class B                                          $709(b)    $1,063(b)     $1,343(b)    $2,272(c)
Class C                                          $311(b)    $  665        $1,145       $2,472
Class I                                          $ 93       $  290        $  505       $1,124
Class Y                                          $110       $  367        $  645       $1,438

DISCIPLINED EQUITY - PRO FORMA WITH STOCK(d)
Class A(a)                                       $673       $  887        $1,119       $1,786
Class B                                          $683(b)    $  973(b)     $1,189(b)    $1,945(c)
Class C                                          $282(b)    $  574        $  992       $2,159
Class I                                          $ 67       $  218        $  382       $  859
Class Y                                          $ 88       $  283        $  495       $1,109

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable contingent deferred sales charge.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(d)  Includes new expense waivers in year 1 only.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

You would pay the following expenses if you did not redeem your shares.

FUND                                             1 YEAR      3 YEARS      5 YEARS      10 YEARS
STOCK
Class A(a)                                        $663         $849       $1,051        $1,634
Class B                                           $172         $533       $  919        $1,795(b)
Class C                                           $172         $533       $  919        $2,003
Class I                                           $ 55         $173       $  302        $  680
Class Y                                           $ 77         $240       $  418        $  934

DISCIPLINED EQUITY(c)
Class A(a)                                        $697         $973       $1,270        $2,113
Class B                                           $209         $663       $1,143        $2,272(b)
Class C                                           $211         $665       $1,145        $2,472
Class I                                           $ 93         $290       $  505        $1,124
Class Y                                           $110         $367       $  645        $1,438

DISCIPLINED EQUITY - PRO FORMA WITH STOCK(c)
Class A(a)                                        $673         $887       $1,119        $1,786
Class B                                           $183         $573       $  989        $1,945(b)
Class C                                           $182         $574       $  992        $2,159
Class I                                           $ 67         $218       $  382        $  859
Class Y                                           $ 88         $283       $  495        $1,109

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

(c)  Includes new expense waivers for year 1 only.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Agreement, a copy of which is attached as Exhibit A. The Agreement provides for Reorganization on the following terms:

- The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Selling Fund and the Buying Fund.

- The Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume the Selling Fund's stated liabilities.

- The Buying Fund will issue Class A, B, C, I and Y shares to the Selling Fund in an amount equal to the value of the assets of Classes A, B, C, I and Y that it receives from the Selling Fund, less the liabilities assumed by the Buying Fund in the transaction. These shares will immediately be distributed by the Selling Fund to its shareholders in proportion to their holdings in the Selling Fund. As a result, shareholders of the Selling Fund will become Class A, B, C, I or Y shareholders of the Buying Fund.

- Neither the Selling Fund nor the shareholders of the Selling Fund will pay any sales charge in connection with the Reorganization.

- The net asset value of the Selling Fund and the Buying Fund will be computed as of 3:00 p.m. Central time, on the closing date.

-  After the Reorganization, the Selling Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders of the Fund for the taxable years ending at or prior to the closing.

- The Funds will have received any approvals, consents or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 will have been filed with the SEC and declared effective.

-  The shareholders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel that the proposed Reorganization will result in no gain or loss being recognized by any shareholder.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned by resolutions of the Board of the Selling Fund or the Buying Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Selling Fund or the Buying Fund or the Board members, officers or shareholders of the Selling Corporation or of the Buying Corporation.

TAX STATUS OF THE REORGANIZATION

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the Buying Fund receive a satisfactory opinion of tax counsel (which opinion will be based on certain factual representations and certain customary assumptions), to the effect that, although not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"):

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, B, C, I and Y shares of the Buying Fund and the assumption of the Selling Fund's liabilities, followed by the distribution of those Class A, B, C, I and Y shares to the Selling Fund's shareholders and the termination of the Selling Fund will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, B, C, I and Y shares of the Buying Fund to Selling Fund shareholders in liquidation.

- Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, B, C, I or Y shares of the Selling Fund solely for Buying Fund Class A, B, C, I or Y shares as part of the Reorganization.

- Under Section 358 of the Code, the aggregate basis of the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

- Under Section 1223(1) of the Code, the holding period for the Class A, B, C, I or Y shares of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, B, C, I or Y shares of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of Buying Fund's Class A, B, C, I and Y shares to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund receives from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- Under Section 381 of the Code, the Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

Tax counsel will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

Prior to the closing of the Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

A fund's ability to carry forward capital losses and use them to offset future gains may be limited. First, one fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another fund that are "built in" at the time of the reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Second, a portion of a fund's pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after a reorganization and thus will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such reorganization. Therefore, in certain circumstances, former shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had a reorganization not occurred.

The Buying Fund's ability to carry forward its own pre-acquisition losses, if any, and use them to offset future gains will technically be limited as a result of the Reorganization due to the effect of loss limitation rules under applicable tax law. The effect of this limitation will depend on the losses and gains in each fund at the time of the Reorganization. For example, based on data as of Aug. 31, 2005, such limitation would have had no impact at all as neither the Buying Fund nor the Selling Fund had pre-Reorganization "net losses" (i.e., capital loss carryforwards as of its last fiscal year end as adjusted by year-to-date realized gains or losses and all net unrealized gains).

For five years beginning after the closing date, the combined fund will not be allowed to offset gains "built in" to either fund at the time of the Reorganization against capital losses (including capital loss carryforwards) built in to the other fund.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

This description of the federal income tax consequences of the Reorganization does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board believes that the proposed Reorganization will be advantageous to Selling Fund shareholders for several reasons. The Board considered the following matters, among others, in approving the Reorganization.

- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of the Reorganization.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that, following the Reorganization, shareholders of the Selling Fund will be invested in a fund holding a similar investment securities portfolio, with similar investment objectives, policies, and restrictions.

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds. As of the end of each Fund's most recent fiscal year, the expense ratios for the Buying Fund were higher than the expense ratios for the Selling Fund. For example, the Selling Fund's expense ratio for Class A shares as of Sept. 30, 2004 fiscal year end, adjusted to reflect current fees, was 0.91%. The Buying Fund's expense ratio for Class A shares as of July 31, 2005, its most recent fiscal year end, adjusted to reflect current fees, was capped at 1.25%, before giving effect to any performance adjustment. After giving effect to the performance incentive adjustment, the Buying Fund's expense ratio for Class A shares as of July 31, 2005, was 1.27%. As a result, approval of the Reorganization may result in higher expenses for the Selling Fund. However, the Buying Fund is attracting assets, and its expense ratio is projected to fall in the future as it realizes breakpoints in management and administrative fee schedules. Additionally, if shareholders approve the Reorganization, the investment manager has agreed to cap total expenses of the Buying Fund as follows: for a period of 12 months following implementation of the Reorganization, the investment manager and its affiliates will waive fees or cap expenses of the Buying Fund sufficient to keep total expenses within 5 basis points (0.05%) of the Selling Fund's expense ratio at the time of the Reorganization. For a period of 5 years following the 12-month period, the investment manager and its affiliates will waive fees or cap expenses so that the Buying Fund's expense ratio is at or below the median expense ratio of comparable funds sold through investment advisers in the Buying Fund's Lipper peer group. The level of the expense cap will be reviewed and reset annually by the Buying Fund's Board. For purposes of these calculations, the expense ratio will be determined prior to application of the PIA.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

- ECONOMIES OF SCALE. The Board considered the advantage of combining Funds that share similar investment objectives, styles and holdings. The Board believes that by combining the Funds, the shareholders continue to have available to them a Fund with a similar investment objective, but can at the same time take advantage of the economies of scale associated with a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Expenses such as audit expenses and accounting expenses that are charged on a per fund basis will be reduced. In addition, if shareholders approve the Reorganization, the investment manager and its affiliates have agreed to cap total expenses of the Buying Fund as discussed in the paragraph on Expense Ratios.

- COSTS. The Board considered the fact that the investment manager has agreed to bear all solicitation expenses in order to achieve shareholder approval of the Reorganization and to bear any other costs of effecting the Reorganization.

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders.

- PERFORMANCE. The Board considered the relative performance records of the Funds.

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board also considered the potential benefits from the Reorganization that could be realized by the investment manager and its affiliates. The Board recognized that the potential benefits to the investment manager consist principally of the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board also noted, however, that shareholders of the Selling Fund will benefit over time from any decrease in overall operating expense ratios resulting from the proposed Reorganization.

BOARDS' DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Sept. 7-8, 2005, the Selling Fund Board members, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Selling Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

The Board of Directors of the Buying Fund approved the Agreement at a meeting held on Sept. 7-8, 2005. The Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that shareholders approve the proposed Agreement. The Agreement must be approved by a majority of the voting power of all shares entitled to vote. If the Agreement is not approved, the Board will consider what further action should be taken.

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

PROPOSAL 2. ELECT BOARD MEMBERS

NOMINEES FOR THE BOARD. Nominees are listed in the following table. Each person is a nominee for each of the 90 RiverSource Funds. Each nominee was elected a member of the Board at the last regular shareholders' meeting except for Ms. Flynn, Ms. Paglia, Mr. Laikind, Ms. Blatz and Ms. Pryor. These nominees were recommended for the position of Board member by the independent Board members. Ms. Flynn and Ms. Paglia began serving the fund in 2004. Mr. Laikind and Ms. Blatz began serving the fund in 2005.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attend as members of the Board, whichever occurs first.

All nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the fund's shares voted at the meeting.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE A-3. INDEPENDENT NOMINEES

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH       PRINCIPAL OCCUPATION
AGE                          OF SERVICE            DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
-------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 51

Arne H. Carlson              Board member          Chair, Board Services                            Contracts,
901 S. Marquette Ave.        since 1999            Corporation (provides                            Executive,
Minneapolis, MN 55402                              administrative services                          Investment Review,
Age 71                                             to boards). Former                               Board Effectiveness
                                                   Governor of Minnesota.

Patricia M. Flynn            Board member          Trustee Professor of                             Investment Review,
901 S. Marquette Ave.        since 2004            Economics and                                    Joint Audit
Minneapolis, MN 55402                              Management, Bentley
Age 54                                             College; former Dean,
                                                   McCallum Graduate
                                                   School of Business,
                                                   Bentley College

Anne P. Jones                Board member          Attorney and consultant                          Joint Audit, Board
901 S. Marquette Ave.        since 1985                                                             Effectiveness,
Minneapolis, MN 55402                                                                               Executive,
Age 70                                                                                              Investment Review

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF    PRINCIPAL OCCUPATION
AGE                          SERVICE               DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
-------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind              Board member          Former Managing           American Progressive
901 S. Marquette Ave.        since 2005            Director, Shikiar Asset   Insurance
Minneapolis, MN 55402                              Management
Age 70

Stephen R. Lewis, Jr.        Board member          President Emeritus and    Valmont Industries,    Contracts, Investment
901 S. Marquette Ave.        since 2002            professor of economics,   Inc. (manufactures     Review, Executive,
Minneapolis, MN 55402                              Carleton College          irrigation systems)    Board Effectiveness
Age 66

Catherine James Paglia       Board member          Director, Enterprise      Strategic              Contracts, Investment
901 S. Marquette Ave.        since 2004            Asset Management, Inc.    Distribution, Inc.     Review
Minneapolis, MN 55402                              (private real estate      (transportation,
Age 53                                             and asset management      distribution and
                                                   company)                  logistics
                                                                             consultants)

Vikki L. Pryor
901 S. Marquette Ave.
Minneapolis, MN 55402
Age ___

Alan K. Simpson              Board member          Former three-term                                Investment Review,
1201 Sunshine Ave.           since 1997            United States                                    Board Effectiveness
Cody, Wyoming 82414                                Senator for Wyoming
Age 74

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF    PRINCIPAL OCCUPATION
AGE                          SERVICE               DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
-------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby         Board member          Chief Executive           Hybridon, Inc.         Investment Review,
901 S. Marquette Ave.        since 2002            Officer, RiboNovix,       (biotechnology)        Contracts
Minneapolis, MN 55402                              Inc. since 2003
Age 61                                             (biotechnology);
                                                   President, Forester
                                                   Biotech

TABLE A-4. NOMINEES AFFILIATED WITH RIVERSOURCE INVESTMENTS

NAME,                        POSITION HELD WITH
ADDRESS,                     FUND AND LENGTH OF    PRINCIPAL OCCUPATION
AGE                          SERVICE               DURING PAST FIVE YEARS    OTHER DIRECTORSHIPS    COMMITTEE MEMBERSHIPS
-------------------------------------------------------------------------------------------------------------------------
William F. Truscott*         Board member          President, U.S. Asset
53600 AXP Financial Center   since 2001,           Management - Chief
Minneapolis, MN 55474        Vice President        Investment Officer of
Age 44                       since 2002            Ameriprise Financial,
                                                   Inc. and President,
                                                   Chairman of the Board
                                                   and Chief Investment
                                                   Officer of RiverSource
                                                   Investments since 2001.
                                                   Former chief investment
                                                   officer and managing
                                                   director, Zurich
                                                   Scudder Investments.

* Interested person by reason of being an officer, director, securityholder and/or employee of RiverSource Investments.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

BOARD COMMITTEES. The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Contracts Committee receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process. The Investment Review Committee considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

The Board Effectiveness Committee's charter, Exhibit E, requires it to make recommendations regarding nominees based on criteria approved by the Board. All members of the Committee are independent. Nominee recommendations are based on a matrix of skill sets, experience, and geographical location and each nominee must have a background that demonstrates the ability to furthering the interest of all shareholders. The Committee will consider recommendations from shareholders who write to the Boards and provide detailed information about a candidate. All candidates are processed in the same fashion; first by evaluating a candidate's detailed information against the criteria; then interviewing those candidates who best fill vacancies identified by the matrix.

You may write the Board by addressing a letter to Arne H. Carlson, the independent Chairman of the Board or any other independent member of the Board, at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. However, do not address letters to this address if you are requesting some action regarding your investments. In order to avoid any delay in processing a request regarding an investment, please address these requests to 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

The Joint Audit Committee, made up entirely of independent Board members, operates under a written charter, Exhibit F. The Joint Audit Committee meets with the independent auditors, internal auditors and corporate officers to review and discuss audited financial statements, reports, issues, and compliance matters. This Committee reports significant issues to the Board and makes recommendations to the independent Board members regarding the selection of the independent public accountant. More information regarding this Committee and the fund's independent auditor is found in Section C.

During the 12-month period ended Sept. 30, 2005, the Board met 8 times, Executive 2 times, Contracts 7 times, Investment Review 5 times, Board Effectiveness 6 times and Joint Audit 4 times. All Board members had 100% attendance except for Mr. Simpson who had 82% attendance due to serious illness in January 2005.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

SHAREHOLDER COMMUNICATIONS WITH THE BOARD.

Shareholders may communicate directly with the Board by sending correspondence to Arne H. Carlson, Chair of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Correspondence to specific individual Board members also may be directed to the same address. Account-specific correspondence should be directed to RiverSource Funds, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

BOARD MEMBER COMPENSATION. The following table shows the total compensation received by each Board member from all of the RiverSource Funds. The funds do not pay retirement benefits to Board members. Under a Deferred Compensation Plan, independent Board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of one or more designated RiverSource funds.

TABLE A-5. BOARD MEMBER COMPENSATION(a)

                    AGGREGATE COMPENSATION FROM          COMPENSATION FROM
                   ALL RIVERSOURCE FUNDS FOR THE      THE SELLING FUND DURING
NOMINEE              YEAR ENDED SEPT. 30, 2005         THE LAST FISCAL YEAR
Flynn                       $143,675(c)                          $0
Jones                        185,892                          2,054
Lewis                        204,700(d)                       2,204(b)
Paglia                       157,708                              0
Simpson                      138,842                          1,850
Taunton-Rigby                166,842                          2,050

(a) Board members affiliated with RiverSource Investments or Board Services Corporation, a company providing administrative services to the funds, are not paid by the funds. Mr. Carlson's total compensation was $373,750. Board member compensation is a combination of a base fee and meeting fees. Because the spin-off of Ameriprise Financial from American Express Company necessitated 5 additional meetings, Ameriprise Financial reimbursed the funds $23,500 for each member to cover those additioinal meetings.
    Mr. Laikind, Ms. Blatz and Ms. Pryor were not Board members prior to Sept. 30, 2005 and therefore are not included in the table.

(b) Includes portion of compensation deferred in the amount of $889 from the Fund.

(c) Includes portion of compensation deferred in the amount of $60,371 from the Fund.

(d) Includes portion of compensation deferred in the amount of $54,839 from the Fund.

The following table shows the dollar range of shares of all the funds owned by the Board members and the dollar range of shares owned in the Selling Fund.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE A-6. BOARD MEMBER HOLDINGS*

Dollar range of equity securities beneficially owned as of Aug. 31, 2005

                 AGGREGATE DOLLAR RANGE OF EQUITY         DOLLAR RANGE OF
                SECURITIES OF ALL RIVERSOURCE FUNDS    EQUITY SECURITIES IN
NOMINEE              OVERSEEN BY BOARD MEMBER            THE SELLING FUND
Carlson                    over $100,000                       None
Flynn                     $10,001-$50,000                      None
Jones                      over $100,000                       None
Lewis                      over $100,000                       None
Paglia                   $50,001-$100,000                      None
Simpson                  $50,001-$100,000                      None
Taunton-Rigby              over $100,000                       None
Truscott                   over $100,000                       None

* The percentage of shares beneficially owned by all Board members and officers as a group does not exceed 1% of any class of shares of any fund.

FUND OFFICERS. In addition to Mr. Truscott, the fund's other executive officers are:

LESLIE L. OGG, age 67. Vice president, general counsel and secretary since 1978. President of Board Services Corporation.

JEFFREY P. FOX, age 50. Treasurer since 2002. Vice President - Investment Accounting of Ameriprise Financial.

PAULA R. MEYER, age 51. President since 2002. Senior Vice President and General Manager - Mutual Funds, RiverSource Investments.

Officers serve at the pleasure of the Board. Officers are paid by Ameriprise Financial, Inc., RiverSource Investments or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any fund.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

PROPOSAL 3: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION

The Fund is a Minnesota corporation and operates under an organizational document called the articles of incorporation. The articles of incorporation set forth various provisions relating to the authority of the fund to conduct business and the governance of the fund.

The Board has approved, and recommends that shareholders approve, a proposal to amend the fund's articles of incorporation (the "Articles"). The fund's investments and investment policies will not change by virtue of the adoption of the amendment to the Articles.

A. MINIMUM ACCOUNT VALUE

Generally, shareholders must invest at least $2,000 to open a fund account.
Section 7 of the Articles currently provides that the fund may redeem shares if an account falls below a value of $1,000. Small accounts can be costly to maintain and this provision allows the Board to close accounts that no longer meet the fund's minimum standards. However, the current provision does not allow the Board to redeem accounts if the value is higher than $1,000. In the future, there may be circumstances in which a minimum account value higher than $1,000 is in the best interest of the fund and its shareholders. As a consequence, the Board recommends that the Articles be amended to eliminate the reference to a specific dollar amount. As proposed, the amended Articles will permit the Board to establish a minimum account value that will be disclosed in the fund prospectus. The Board will be able to change the minimum account value without further action by shareholders.

If the change is approved, the Articles will be amended as follows ([Underline]additions are underlined[/Underline], [Strikethrough]deletions are lined through[/Strikethrough]):

Article III, Section 7 will be amended to read:

Section 7. The Fund may redeem the shares of a shareholder if the amount invested is less than [Strikethrough]$1,000[/Strikethrough] [Underline]an amount determined by the Board of Directors and set forth in the current Fund prospectus.[/Underline]

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

B. NAME CHANGE.

Historically the name of the fund has reflected the name of the investment manager. Since 1999, the name of the fund has included the letters AXP, which is an abbreviated form of the name American Express. In August 2005, American Express Financial Corporation ("AEFC"), the fund's investment manager changed its name to Ameriprise Financial, Inc. ("Ameriprise Financial") in anticipation of its spin off from American Express Company, its parent company. On October 1, 2005, Ameriprise Financial transferred responsibility for the fund's investment advisory services to its wholly owned subsidiary, RiverSource Investments. The Board made a corresponding change to the name of the fund by substituting the name RiverSource for AXP. The name of the corporate entity can be changed only with approval of the shareholders of all the underlying funds that make up the corporation. The Board recommends that the name of the corporate entity also be changed to include the name RiverSource instead of AXP. The changes are shown in the table below.

This is the first shareholder meeting since the spin off of the investment manager and the first opportunity for shareholders to consider a name change for the corporation.

TABLE A-7. PROPOSED NAME OF CORPORATION

CURRENT NAME OF CORPORATION        PROPOSED NAME OF CORPORATION
AXP Stock Series, Inc.             RiverSource Stock Series, Inc.

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that you vote to approve the amendments to the Articles. The changes require the approval by a majority of the shares voted at the meeting. The changes will be effective when the amendments are filed with the Secretary of State's office. This filing is expected to occur shortly after the shareholder meeting.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

PROPOSAL 4: APPROVE OR REJECT AN INVESTMENT MANAGEMENT SERVICES AGREEMENT WITH RIVERSOURCE INVESTMENTS, LLC

The fund pays fees to RiverSource Investments under an Investment Management Services Agreement (the "IMS Agreement") for investment management services. The services include providing the personnel, equipment and office facilities necessary for the management of the fund's assets. Subject to the direction of the Board and consistent with the fund's investment policies, the investment manager decides what securities to buy, hold or sell. The investment manager also executes buy and sell orders and provides research and statistical data to support investment management activities. The Fund is part of a master/feeder structure. In this structure, the fund invests all of its assets in a master fund (the "portfolio") with the same policies as the fund. For purposes of this discussion, the portfolio is referred to as a "fund".

TERMS OF THE CURRENT IMS AGREEMENT. The fee the fund pays to RiverSource Investments for its services under the current IMS Agreement is based on the net assets of the fund and decreases as the size of the fund increases. The complete fee schedule for the fund and other funds managed by RiverSource Investments is found in Section C. The fund also pays its taxes, brokerage commission and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; consultant fees; Board compensation; corporate filing fees; organizational expenses; expenses incurred in connection with lending portfolio securities; and other expenses properly payable by the fund, approved by the Board. Section C includes information on the date of the current IMS Agreement, the date it was last approved by shareholders and the reason why it was submitted to shareholders at that time.

INVESTMENT MANAGER. On Sept. 30, 2005, Ameriprise Financial became a publicly traded company and on Oct. 1, 2005 transferred the investment management functions to RiverSource Investments, a wholly owned subsidiary. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement.

PERFORMANCE INCENTIVE ADJUSTMENT ("PIA") CALCULATION. The management fee includes a PIA as part of the fee. The adjustment is based on the performance of the fund compared to the performance of a group of similar funds, as measured by a Lipper Index. The proposed modification clarifies the circumstances where the Board may change the index. The provision in the current IMS Agreement will be modified to read as follows ([Underline]additions are underlined[/Underline], [Strikethrough]deletions are lined through[/Strikethrough]):

          If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable [Underline]or, in

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT the discretion of the Board, is no longer appropriate[/Underline] to use for purposes of a performance incentive adjustment, [Underline]for example, if Lipper reclassifies the Fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.[/Underline] [Strikethrough]no adjustment will be made until such time as the Board approves a substitute index.[/Strikethrough]

BASIS FOR RECOMMENDATION OF THE BOARD

Following announcement of the spin-off of Ameriprise Financial from American Express Company, the Board and Ameriprise Financial agreed to review and revise, where appropriate, the terms of all contracts, including the IMS Agreement, pursuant to which Ameriprise Financial or its affiliates provides services to the funds. Each year, the Board determines whether to continue the IMS Agreement for each fund and, in doing so, evaluates the quality and level of service received under the IMS Agreement and the costs associated with those services. Accordingly, in March and April of each year, Ameriprise (formerly American Express Financial Corporation) prepares detailed reports for the Board, which include data prepared by independent organizations, to assist the Board in making this determination. The Board accords considerable weight to the deliberations and conclusions of its committees in determining whether to continue the IMS Agreement.

After thorough review of the reports and data provided at a meeting held in person on April 14, 2005, the Board, including a majority of its independent members, determined that the quality and level of advisory services provided pursuant to the IMS Agreement for each fund were satisfactory and that fees were fair and reasonable. However, in light of the announced plans of the spin-off, the Board approved continuation of the IMS Agreement for only an interim period ending on the earlier of (i) the effective date of the spin-off; or (ii) the approval of a new investment management services agreement with Ameriprise Financial by the shareholders of each fund, but in no event for a period longer than one year. While it was expected that the spin-off would not result in an "assignment" of an IMS Agreement under the Investment Company Act of 1940 and, therefore, would not cause the termination of the IMS Agreement according to its terms, Schulte Roth & Zabel LLP, was retained as independent counsel to the Board, advised the Board that the legal question of whether the spin-off would result in an assignment turns on a highly fact-sensitive analysis. Therefore, the Board determined, as a matter of prudence, to proceed as if each IMS Agreement would terminate as a result of the spin-off. Accordingly, the Board determined to renew each IMS Agreement for the interim period only and to consider a new IMS Agreement for each fund prior to the spin-off.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

For the six months following the April 2005 meeting, the Board and its committees have been evaluating whether to approve a proposed IMS Agreement for each fund with post-spin Ameriprise Financial. Schulte Roth & Zabel LLP, has assisted the Board in fulfilling its statutory and other responsibilities associated with the spin-off and the resulting consideration of new contracts, including the proposed IMS Agreements. As a key step in this process, independent counsel sent, on behalf of the independent members of the Board, a detailed and expansive request for information to American Express Company and Ameriprise Financial, seeking specified information thought to be relevant to the Board's consideration of the proposed contracts with post-spin Ameriprise Financial. The Board and its committees were provided with a wealth of written and oral information intended to assist them in considering the proposed contracts, including the proposed IMS Agreements. Furthermore, in connection with the Board's considerations as to whether post-spin Ameriprise Financial, as an independent entity, would be capable of continuing to provide a high quality of services to the funds, the Board's independent members retained their own financial adviser, Credit Suisse First Boston LLC ("CSFB"). At the Board's requests, CSFB provided various written materials and oral presentations analyzing the capital adequacy of Ameriprise Financial. The costs of independent counsel and CSFB and of additional meetings of the Board were borne by Ameriprise Financial as part of the commitment of American Express Company to ensure a complete and thorough review of the proposed spin-off and its effect on the services provided by Ameriprise Financial and its subsidiaries.

During the course of the six-month period following the April 2005 meeting, the Board and its committees met at five in-person meetings to consider the information provided by American Express Company, Ameriprise Financial, independent counsel and CSFB. At an in-person meeting held on Sept. 8, 2005, based on all of the information provided as well as the deliberations occurring at that meeting and the previous meetings held since the announcement of the spin-off, the Board, including all of its independent members, approved the new contracts, including each proposed IMS Agreement.

ON OCT. 1, 2005, PURSUANT TO AN AGREEMENT BETWEEN THE FUND AND AMERIPRISE FINANCIAL, THE IMS AGREEMENT WAS TRANSFERRED TO RIVERSOURCE INVESTMENTS, LLC, A WHOLLY-OWNED SUBSIDIARY OF AMERIPRISE FINANCIAL.

FOR THESE REASONS, THE BOARD, INCLUDING ALL OF ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU APPROVE THE PROPOSED IMS AGREEMENT FOR YOUR FUND(S).

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

THE BOARD'S SPECIFIC CONSIDERATIONS RELATING TO THE PROPOSED IMS AGREEMENTS

In carrying out its legal responsibilities associated with the consideration of the proposed IMS Agreements, the Board evaluated the following four factors: (i) the nature, extent and quality of services to be provided by RiverSource Investments; (ii) the investment performance of the fund; (iii) the costs of the services to be provided and the profits to be realized by Ameriprise Financial; and (iv) the extent to which economies of scale would be realized as the fund grows and whether the fee level reflects these economies of scale for the benefit of fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY POST-SPIN AMERIPRISE FINANCIAL (AND ITS SUBSIDIARIES)

The Board recognized that only a few months had passed since its April 2005 determination to renew the IMS Agreement for each fund and that in April 2005, it had concluded that the nature, extent and quality of services provided by Ameriprise Financial were satisfactory and consistent with those that would be expected for a fund family of the size of the funds. However, the Board also recognized that this assessment must be supplemented with an evaluation of whether the spin-off or other factors would result in any changes to the advisory services currently provided to the funds. In this regard, the Board focused its evaluation on the following factors potentially impacting the nature, extent and quality of advisory services to be provided by RiverSource
Investments: (i) Ameriprise Financial's projected capital structure and capital adequacy as a stand-alone entity; (ii) its legal and regulatory risks; (iii) its ability to retain and attract personnel; and (iv) its ability to successfully rebrand its products and services. Based on extensive presentations and reports by Ameriprise Financial, CSFB and independent counsel, the Board concluded that the proposed capital structure (which includes certain indemnification commitments made by American Express) should enable RiverSource Investments to continue to provide a high quality and level of advisory services to the funds. In making this determination, the Board took into account representations by management of Ameriprise Financial that projected capital levels would allow Ameriprise Financial to continue to meet its legal and compliance responsibilities, build its distribution network, pursue technological upgrades, make capital commitments necessary to retain and attract key personnel devoted to legal and compliance responsibilities, portfolio management and distribution, and pursue smaller asset management acquisitions to help grow its business. The Board accorded significant weight to CSFB's confirmation as to the reasonableness of the foregoing representations. The Board also considered the fact that there were no expected departures of key personnel involved in the portfolio management, operations and marketing of the funds as a result of the announcement of the spin-off.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

The Board concluded that, based on all of the materials and information provided (and with the assistance of independent counsel), post-spin Ameriprise Financial would be in a position to continue to provide a high quality and level of investment management services to the funds.

INVESTMENT PERFORMANCE

The Board next focused on investment performance. The Board reviewed reports documenting the fund's performance over one-, three- and/or five-year periods, as well as the entire period during which its current portfolio manager has managed the fund, and compared to relevant Lipper and market indices. The Board took into account its determination in April 2005 that investment performance either met expectations or, if not, that appropriate action (such as changes to portfolio management) had been (or was being) pursued in order to help the fund achieve its longer-term performance objective.

The Board also considered that it has received monthly performance reports for the funds. The Board and its committees concluded in September 2005 that there have been no significant deviations from April's overall performance data.

COST OF SERVICES PROVIDED

The Board evaluated comparative fees and the costs of services to be provided under the current and proposed IMS Agreements, including fees charged by RiverSource Investments to its institutional clients and paid to sub-advisers. The Board studied RiverSource Investments' effort (i.e., its "pricing philosophy") to set substantially all funds' total expense ratios at or below the median expense ratio of a group of comparable mutual funds compiled by Lipper, Inc. The Board observed that the proposed advisory fee changes are designed to work in tandem with proposed changes to the administrative services fees. It also noted that RiverSource Investments agreed to voluntarily imposed expense caps or waivers to achieve this pricing objective whenever the expense ratio exceeded the median expense ratio by more than three basis points unless the higher ratio was due to the impact of the performance fee adjustment or was due to the added costs associated with having subadvisers manage a fund. The Board considered that, with respect to all funds, other than [Mid Cap Growth, Small Cap Advantage, Strategic Allocation, Variable Portfolio Diversified Equity Income and Variable Portfolio Mid Cap Growth], advisory fees under the proposed IMS Agreements would stay the same or decrease (as indicated in Table B-5, below) and that, with respect to [Diversified Equity Income, Mid Cap Growth, Small Cap Advantage, VP Diversified Equity Income and VP Mid Cap Growth], would increase under each applicable proposed IMS Agreement. The Board accorded significant weight to the fact that the proposed changes in fee schedules were intended primarily to achieve a rational pricing model applied consistently across the

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT various product lines in the fund family, while assuring that overall fees for each fund are in line with the "pricing philosophy." With respect to the equity and balanced funds, the Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board took into account its past determinations regarding the appropriateness of (i) the use of the relevant index for each fund for the comparison of performance;
(ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the funds' assets and computing investment performance; and (iv) the length of the period over which performance is computed. Furthermore, the Board considered that with respect to the relevant sub-advised funds, there was limited opportunity for these funds to achieve large scale growth and thus provide RiverSource Investments with potential economies of scale.

The Board next considered the expected profitability to RiverSource Investments and its affiliates derived from its relationship with the fund, recalling the April 2005 determination that the profitability level was appropriate. The Board noted that projected profitability of RiverSource Investments would allow it to operate effectively and, at the same time, reinvest in its businesses. The Board also considered that the proposed changes in advisory fees and the mergers of certain funds would result in revenue gains, while taking into account that these increases would not materially alter profit margins due to expected increases in costs associated with the spin-off, particularly rebranding and separation. CSFB also reported that Ameriprise Financial's projected level of return on equity was generally reasonable in light of the returns on equity of its industry competitors. In evaluating profitability, the Board also considered the benefits Ameriprise Financial obtains through the use of commission dollars paid on portfolio transactions for the funds and from other business relationships that result from managing the funds. The Board also considered the fees charged by Ameriprise Financial to its institutional clients and paid to sub-advisers, noting the differences in services provided in each case. In light of these considerations, the Board concluded that projected profitability levels were appropriate.

ECONOMIES OF SCALE

The Board also considered the "breakpoints" in fees that would be triggered as fund net asset levels grew and the extent to which shareholders would benefit from such growth. The Board observed that the revised fee schedules under the proposed IMS Agreement would continue to provide breakpoints similar to those in place pursuant to the current IMS Agreement. Accordingly, the Board concluded that the proposed IMS Agreement provides adequate opportunity for shareholders to realize benefits as fund assets grew.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

OTHER CONSIDERATIONS

In addition, the Board accorded weight to the fact that, under the proposed IMS Agreement, RiverSource Investments is held to a higher standard of care than under the current IMS Agreements. The Board also noted Ameriprise Financial's commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. Furthermore, the Board recognized that it was not limited to considering management's proposed contracts. In this regard, the Board evaluated the circumstances under which it would consider the retention of an investment adviser different from RiverSource Investments (or its subsidiaries). The Board concluded, based on its consultation with independent counsel, that pursuing the retention of a different adviser was not necessary, primarily because, in its best judgment, RiverSource Investments continues to be basically the same organization (from a functional and managerial standpoint) as it was prior to the spin-off. The Board reasoned that shareholders purchased shares of the funds with an expectation that the current investment advisory organization would be servicing the funds.

As a result of all of the foregoing, the Board determined that the fees to be paid under each proposed IMS Agreement were fair and reasonable in light of services proposed to be provided.

BOARD RECOMMENDATION AND VOTE REQUIRED. For the foregoing reasons, the Board recommends that shareholders of each fund approve the applicable proposed IMS Agreement. The proposed IMS Agreement must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If shareholders approve the proposed IMS Agreement, it will take effect shortly after the shareholder meeting. If the proposed IMS Agreement is not approved, the Board will consider appropriate steps to take.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

VOTING. You are entitled to vote based on your total dollar interest in the Fund. Each dollar is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

The corporation of which the Fund is part issues several series of common stock. Each series is a separate fund. On the election of Board members and the amendment of the Articles of Incorporation, you vote together with the owners of shares of all the other funds that are part of the corporation. On the Reorganization and the IMS Agreement you vote together with the owners of the other shares in your fund.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of dollars you own on the record date, multiplied by the number of Board members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "For All Except," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum but not toward the approval of any proposals. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.)

If your shares are held in an IRA account with Ameriprise Trust Company as custodian, you have the right to instruct the IRA Custodian how to vote those shares. The IRA Custodian will vote any shares for which it has not received voting instructions in proportionately the same manner -- either For, Against, or Abstain -- as other fund shareholders have voted.

MASTER/FEEDER FUNDS. Stock currently is part of a master/feeder structure. The feeder fund seeks its investment objective by investing its assets in a master fund with the same policies. The master fund invests in and manages the securities. Immediately prior to the Reorganization, the Board intends to withdraw the Fund's assets from the master fund.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

REVOKING YOUR PROXY. If you change your mind after you vote and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, but cannot attend the meeting, you may change your vote or revoke it by mail, telephone or internet.

SIMULTANEOUS MEETINGS. The meeting will be held simultaneously with meetings of other RiverSource mutual funds. Each proposal will be voted on separately by shareholders of a corporation or by shareholders of a fund or by a class of shares of the fund where appropriate. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her fund's meeting to a time immediately after the simultaneous meetings so that a meeting of that fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The investment manager will pay the expenses of the solicitation. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds are not required to hold regular meetings of shareholders each year. However, meetings of shareholders are held from time to time and proposals of shareholders that are intended to be presented at future shareholder meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

DISSENTERS' RIGHT OF APPRAISAL. Under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, Selling Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Minnesota law. A copy of the relevant provisions is attached as Exhibit C.

Notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC's position that Rule 22c-1 supersedes appraisal provisions in state statutes.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

In the interest of ensuring equal valuation for all shareholders, dissenters' rights will be determined in accordance with the SEC's interpretation. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Selling Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

OTHER BUSINESS. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

ADJOURNMENT. In the event that not enough votes in favor of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against the proposals. The investment manager will pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement prior to adjournment if sufficient votes have been received.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

This section contains the following information about your fund, its investment manager and the independent auditors:

TABLE       CONTENT
            (all information is shown for the last fiscal year unless noted
            otherwise)
C-1         Actual and pro forma capitalization of the Selling Fund and the
            Buying Fund
C-2         Current management fee schedule for the Fund and other RiverSource funds with similar investment objectives
C-3         The fund's current fee schedule under its management agreement
C-4         Payments the fund made to the investment manager and its affiliates
C-5         Brokerage commissions the fund paid to a broker-dealer affiliate
C-6         Information about shareholder approval of current management agreements
C-7A        Audit fees
C-7B        Audit-related, tax and other fees

THE FUND'S INVESTMENT MANAGER AND DISTRIBUTOR. RiverSource Investments is the investment manager for the fund. Ameriprise Financial Services, Inc., a wholly owned subsidiary of Ameriprise Financial, is the distributor for the fund. The address for RiverSource Investments and Ameriprise Financial Services, Inc. is 200 Ameriprise Financial Center, Minneapolis, MN 55474.

PRESIDENT AND BOARD OF DIRECTORS OF RIVERSOURCE INVESTMENTS. William F. Truscott is President of RiverSource Investments. The following individuals are directors of RiverSource Investments. Each director is an officer of RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, MN 55474. Directors:
William F. Truscott, Ward D. Armstrong and Michelle M. Keeley.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

CAPITALIZATION

The following table shows the capitalization of the Funds as of Sept. 30, 2005 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF THE SELLING FUND AND THE BUYING FUND

                                                                    NET ASSET           SHARES
FUND                                            NET ASSETS       VALUE PER SHARE      OUTSTANDING
STOCK
Class A                                      $1,465,935,660          $20.03            73,190,529
Class B                                          96,845,429           19.86             4,876,852
Class C                                           2,561,511           19.78               129,515
Class I                                          29,863,009           20.03             1,491,161
Class Y                                         332,418,938           20.03            16,599,166

DISCIPLINED EQUITY
Class A                                      $   32,276,709          $ 6.79           $ 4,753,442
Class B                                           9,368,502            6.71             1,396,861
Class C                                             215,153            6.71                32,080
Class I                                          90,562,547            6.83            13,259,515
Class Y                                              34,836            6.81                 5,118

DISCIPLINED EQUITY - PRO FORMA WITH STOCK
Class A                                      $1,498,212,369          $ 6.79           220,649,710
Class B                                         106,213,931            6.71            15,829,861
Class C                                           2,776,664            6.71               413,825
Class I                                         120,425,556            6.83            17,631,844
Class Y                                         332,453,774            6.81            48,818,472

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares as of Sept. 30, 2005. As of Sept. 30, 2005, officers and Board members of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                                                        PERCENT OF
                                                                      PERCENT           SHARES HELD
                                                                     OF SHARES         FOLLOWING THE
FUND                                             5% OWNERS             HELD           REORGANIZATION
STOCK
Class A                                            None                     --                   --
Class B                                            None                     --                   --
Class C                                            None                     --                   --
Class I                                             (1)                     98%                  24%
Class Y                                             (2)                    100%                 100%

DISCIPLINED EQUITY
Class A                                             (3)                     10%                    *
Class B                                            None                     --                   --
Class C                                             (4)                     33%                   3%
Class I                                             (5)                     98%                  74%
Class Y                                             (6)                    100%                    *

(1) RiverSource Portfolio Builder Moderate Aggressive Fund owns 32.96%. RiverSource Portfolio Builder Moderate Fund owns 20.62%. RiverSource Portfolio Builder Aggressive Fund owns 19.55%. RiverSource Portfolio Builder Total Equity Fund owns 19.25%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.82%.

(2)  Ameriprise Trust Company, Minneapolis, MN owns of record 99.52%.

(3)  Charles Schwab & Co Inc., a brokerage firm, owns of record 10.23%.

(4) Emmanual A. and Kelly D. Madeira, S. Dartmouth, MA owns 8.49%. Brian L. and Mary Jane Hopp, Beldenville, WI own 7.33%. IDS Life Insurance Company, Minneapolis, MN owns 6.23%. Linda L. Lane, Bay Pines, FL owns 5.59%. Paul
     M. and Nikki S. Farmer, Franklin, TN own 5.03%.

(5) RiverSource Portfolio Builder Moderate Aggressive Fund owns 33.04%. RiverSource Portfolio Builder Moderate Fund owns 20.50%. RiverSource Portfolio Builder Aggressive Fund owns 19.57%. RiverSource Portfolio Builder Total Equity Fund owns 19.27%. RiverSource Portfolio Builder Moderate Conservative Fund owns 5.90%.

(6) Charles Schwab & Co Inc., a brokerage firm, owns of record 60.92%. IDS Life Insurance Company, Minneapolis, MN owns 39.08%.

*   Less than 1%.

The following table shows the management fee schedule for the fund and other domestic equity funds managed by the investment manager.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE C-3. CURRENT MANAGEMENT FEE SCHEDULE FOR THE FUND AND OTHER RIVERSOURCE FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

                                                         MANAGEMENT FEE                           FEE CAP OR WAIVERS(1)
           RETAIL FUNDS                            (ANNUAL RATE; IN BILLIONS)                        (IF APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth(2),(4)                    First $.5 - .89%; next $.5 - .865%;          1.53% until 5/31/06
                                            next $1 - .84%; next $1 - .815%;
                                            next $3 - .79%; over $6 - .765%

Disciplined Equity(2)                       First $1 - .60%; next $1 - .575%;            Disciplined Equity: 1.25% until 7/31/06
Growth(2),(3)                               next $1 - .55%; next $3 - .525%;             Large Cap Value: 1.35% until 7/31/06
Large Cap Equity(2)                         next $6 - .50%; next $12 - .49%;
Large Cap Value(2)                          over $24 - .48%
Mid Cap Growth(2)
New Dimensions(2),(3)

Discovery(2),(5)                            First $.25 - .64%; next $.25 - .615%;        1.49% until 7/31/06
                                            next $.25 - .59%; next $.25 - .565%;
                                            next $1 - .54%; over $2 - .515%

Diversified Equity Income(2),(3)            First $.5 - .53%; next $.5 - .505%;
Equity Value(2)                             next $1 - .48%; next $1 - .455%;
Stock(2),(3)                                next $3 - .43%; over $6 - .40%
Strategic Allocation(2),(3)

Dividend Opportunity(2)                     First $.5 - .61%; next $.5 - .585%;
                                            next $1 - .56%; next $1 - .535%;
                                            next $3 - .51%; over $6 - .48%

Fundamental Growth(2),(6)                   First $.5 - .78%; next $.5 - .78%;           1.50% until 5/31/06
                                            next $1 - .755%; next $1 - .73%;
                                            next $3 - .705%; over $6 - .68%

Fundamental Value(2),(7)                    First $.5 - .73%; next $.5 - .705%;
Value(2),(8)                                next $1 - .68%; next $1 - .655%;
                                            next $3 - .63%; over $6 - .60%

Mid Cap Value(2)                            First $1 - .70%; next $1 - .675%;
                                            next $1 - .65%; next $3 - .625%;
                                            next $6 - .60%; next $12 - .59%
                                            over $24 - .58%

Select Value(2),(9)                         First $.5 - .78%; next $.5 - .755%;
                                            next $1 - .73%; next $1 - .705%; next
                                            $3 - .68%; over $6 - .65%

Small Cap Advantage(2),(10)                 First $.25 - .74%; next $.25 - .715%;
                                            next $.25 - .69%; next $.25 - .665%;
                                            next $1 - .64%; over $2 - .615%

Small Cap Equity(2),(5)                     First $.25 - .97%; next $.25 - .945%;        1.55% until 5/31/06
Small Cap Value(2),(11)                     next $.25 - .92%; next $.25 - .895%;         1.59% until 5/31/06
                                            over $1 - .87%

Small Cap Growth(2),(12)                    First $.25 - .92%; next $.25 - .895%;        1.70% until 3/31/07
                                            next $.25 - .87%; next $.25 - .845%;
                                            next $1 - .82%; over $2 - .795%

Strategy Aggressive(2)                      First $1 - .60%; next $1 - .575%;
                                            next $1 - .55%; next $3 - .525%;
                                            over $6 - .50%

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

(1) The information is shown for Class A shares. Fees and expenses in excess of the percentage shown will be waived. Fee caps for other classes of shares will vary slightly based on the expenses of those classes.

(2) The fund has a PIA based on its performance compared to a Lipper index of comparable funds over a rolling 12-month period.

(3) The fund is part of a master/feeder structure. Management fees are paid by the portfolio on behalf of the fund.

(4) The fund has a subadvisory agreement with American Century Investment Management, Inc. and Turner Investment Partners, Inc.

(5) The fund has subadvisory agreements with American Century Investment Management, Inc., Lord, Abbett & Co. and Wellington Management Company, LLP.

(6) The fund has subadvisory agreements with Wellington Management Company, LLP and Goldman Sachs Asset Management L.P.

(7)  The fund has a subadvisory agreement with Davis Advisors.

(8)  The fund has a subadvisory agreement with Lord, Abbett & Co.

(9)  The fund has a subadvisory agreement with Gabelli Asset Management Company.

(10) The fund has a subadvisory agreement with Kenwood Capital Management LLC.

(11) The fund has subadvisory agreements with Royce & Associates, Inc.; Goldman Sachs Asset Management L.P.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Donald Smith & Co., Inc.; and Franklin Portfolio Associates.

(12) The fund has subadvisory agreements with Turner Investment Partners, Inc.; UBS Global Asset Management (Americas) Inc.; Essex Investment Management Company, LLC; and MDT Advisers, a division of Harris Bietall Sullivan & Smith, LLC.

TABLE C-4. FUND PAYMENTS TO THE INVESTMENT MANAGER AND ITS AFFILIATES*

FUND              ADMIN      DIST         IMS      SERVICE        TA       CUSTODY
Stock           $789,200  $6,154,982  $11,111,422  $497,150   $2,914,137   $152,542

* The Administrative Services Agreement ("Admin") is between the fund and Ameriprise Financial. The Agreement of Distribution ("Dist") and Shareholder Service Agreement ("Service") are between the fund and Ameriprise Financial Services, Inc. The Investment Management Services Agreement ("IMS") is between the fund and RiverSource Investments. The Transfer Agent ("TA") Agreement is between the fund and RiverSource Service Corporation. The Custodian Agreement ("Custody") is between the fund and Ameriprise Trust Company. Services under these agreements will continue to be provided after the IMS Agreement is approved.

TABLE C-5. BROKERAGE COMMISSIONS PAID TO BROKER-DEALER AFFILIATES

                              BROKER/         AMOUNT OF         % OF ALL
FUND                          DEALER         COMMISSIONS       COMMISSIONS
Stock                         AEIS(1)         $514,423           12.46%

(1) Wholly owned subsidiary of Ameriprise Financial. The amount shown reflects brokerage clearing fees.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

TABLE C-6. DATES RELATING TO APPROVAL OF MANAGEMENT AGREEMENT

                                              DATE LAST          REASON
                              DATE OF        APPROVED BY      SUBMITTED TO
FUND                         CONTRACT       SHAREHOLDERS      SHAREHOLDERS
Stock                         12/1/02        11/13/2002            1

(1) Shareholders approved modifications to the performance incentive adjustment.

THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT. The 1940 Act provides that every registered investment company must be audited at least once each year by independent registered public accountants selected by a majority of the independent Board members. The Selling Fund's Board has selected KPMG LLP to be the Fund's independent registered public accountant for the current fiscal year. KPMG LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed in writing to the Board's Joint Audit Committee that they are independent accountants with respect to the Fund.

The independent accountants examine the financial statements for the Fund that are set forth in the annual report to shareholders and provide other requested non-audit and tax-related services to the Fund. The Joint Audit Committee reviewed and discussed the audited financial statements with RiverSource Investments and reviewed with KPMG LLP the matters required to be discussed by SAS 61 (for example, methods used to account for significant unusual transactions).

The Joint Audit Committee does not consider other non-audit services provided by KPMG LLP to be incompatible with maintaining the independence of KPMG LLP in its audits of the Fund, taking into account representations from KPMG LLP, in accordance with ISB No. 1, regarding its independence from the Fund and its related entities.

Representatives of KPMG LLP are expected to be present at the meeting. They will be given the opportunity to make a statement to shareholders and are expected to be available to respond to any questions that may be raised at the meeting.

JOINT AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Pursuant to the pre-approval requirements of the Sarbanes-Oxley Act of 2002, all services to be performed by KPMG LLP for the Fund; the Fund's investment adviser; and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, must be pre-approved by the Joint Audit Committee.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

AUDIT FEES. During the last two fiscal years, the aggregate fees paid to KPMG LLP for professional services rendered for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings for the fund were as follows:

TABLE C-7A. AUDIT FEES

DURING THE FUND'S LAST TWO FISCAL YEARS

FUND                             LAST FISCAL YEAR         PREVIOUS FISCAL YEAR
Stock                                 $43,000                    $43,000

The following table shows aggregate fees paid by the Fund to KPMG LLP in each of the last two fiscal years for services that are not included in Table C-7A. All of the services performed were pre-approved by the Joint Audit Committee.

- AUDIT-RELATED FEES. Assurance and related services that are reasonably related to the performance of the audit or review.

-  TAX FEES. Tax compliance, tax advice and tax planning.

-  ALL OTHER FEES. All other services rendered by KMPG LLP.

TABLE C-7B. AUDIT-RELATED, TAX AND OTHER FEES
DURING THE FUND'S LAST TWO FISCAL YEARS

                        AGGREGATE           AGGREGATE            AGGREGATE
                   AUDIT-RELATED FEES       TAX FEES            OTHER FEES
--------------------------------------------------------------------------------
                    LAST     PREVIOUS    LAST    PREVIOUS    LAST     PREVIOUS
                   FISCAL     FISCAL    FISCAL    FISCAL    FISCAL     FISCAL
FUND                YEAR       YEAR      YEAR      YEAR      YEAR       YEAR
Stock               $502       $424     $6,650    $6,470      $0         $29

AGGRAGATE NON-AUDIT FEES TO STOCK, INVESTMENT MANAGER AND ITS AFFILIATES

For the year ended Sept. 30, 2005, the aggregate non-audit fees billed for services rendered to the Fund, to the investment manager and to any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the funds was $94,152. For the year ended Sept. 30, 2004, the aggregate amount was $133,823.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization dated as of ___, 2005 (the "Agreement") is between AXP Stock Series, Inc. (the "Selling Corporation"), a Minnesota corporation, on behalf of its series, RiverSource Stock Fund (the "Selling Fund"), and AXP Growth Series, Inc. (the "Buying Corporation), a Minnesota corporation, on behalf of its series, RiverSource Disciplined Equity Fund (the "Buying Fund), and RiverSource Investments, LLC (solely for the purposes of Section 3c and 10 of the Agreement).

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. The Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (the "Reorganization"). The Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Selling Fund.

2.   REORGANIZATION.

     a. Plan of Reorganization. The Reorganization will be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, the Selling Corporation will convey all of the assets of the Selling Fund to the Buying Fund. The Buying Fund will assume all liabilities of the Selling Fund. At the Closing, the Buying Corporation will deliver shares of the Buying Fund, including fractional shares, to the Selling Corporation. The number of shares will be determined by dividing the value of the net assets of shares of the Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the Buying Fund, computed as described in paragraph 3(b). The Selling Fund will not pay a sales charge on the receipt of Buying Fund shares in exchange for the assets of the Selling Fund. In addition, the shareholders of the Selling Fund will not pay a sales charge on distribution to them of shares of the Buying Fund.

     b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of the Selling Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.1

3.   VALUATION OF NET ASSETS.

     a. The net asset value of shares of the Selling Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the "Valuation Date") using the valuation procedures in the Buying Fund's prospectus.

     b. The net asset value per share of shares of the Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Buying Fund's prospectus.

     c. At the Closing, the Selling Fund will provide the Buying Fund with a copy of the computation showing the valuation of the net asset value per share of shares of the Selling Fund on the Valuation Date. The Buying Fund will provide the Selling Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.   LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

     a. As soon as practicable after the Valuation Date, the Selling Corporation will liquidate the Selling Fund and distribute shares of the Buying Fund to the Selling Fund's shareholders of record. The Buying Fund will establish shareholder accounts in the names of each Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of the Buying Fund due to each shareholder. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Corporation. The Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Corporation.

     b. Immediately after the Valuation Date, the share transfer books of the Selling Corporation relating to the Selling Fund will be closed and no further transfer of shares will be made.

     c. Promptly after the distribution, the Buying Fund or its transfer agent will notify each shareholder of the Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

     d. As promptly as practicable after the liquidation of the Selling Fund, and in no event later than twelve months from the date of the Closing, the Selling Fund will be dissolved.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.2

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION. The Buying Corporation represents and warrants to the Selling Fund as follows:

     a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Buying Fund is a series of the Buying Corporation, registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

     c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

     g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.3

     h.   Liabilities. There are no liabilities of the Buying Fund other than:

          -    liabilities disclosed in the Buying Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operation of the Buying Fund.

     i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

     j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     k. Taxes. The Buying Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     l. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.4
          effective, at the time of the shareholders' meeting and at the
          Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION. The Selling Corporation represents and warrants to the Buying Fund as follows:

     a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

     b. Registration as Investment Company. The Selling Fund is a series of the Selling Corporation, registered under the 1940 Act as an open-end, management investment company.

     c. Capitalization. The Selling Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     d. Financial Statements. The audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

     e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary.

     f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.5

          The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

     g.   Liabilities. There are no liabilities of the Selling Fund other than:

          -    liabilities disclosed in the Selling Fund Financial Statements,

          - liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or

          - liabilities previously disclosed to the Buying Fund, none of which has been materially adverse to the business, assets or results of operation of the Selling Fund.

     h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.

     i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

     j. Taxes. The Selling Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each taxable year since commencement of its operations and will qualify as regulated investment company at all times through the Closing. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed,
          (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received, (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     k. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.6

     l. Registration Statement. The Selling Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Corporation will provide a certificate to the Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to the Buying Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Buying Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Buying Fund

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.7
          and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Selling Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that:
          (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling Fund shareholders in exchange for their shares of the Selling Fund; (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization.

     e. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Selling Fund is a series of the Selling Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Corporation and the Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

     f. Declaration of Dividend. The Selling Fund, prior to the Closing, has declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.8
          for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to the Reorganization are subject to the satisfaction of the following conditions:

     a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

     b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Corporation will provide a certificate to the Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to the Selling Fund on or prior to the last business day before the Closing.

     c.   Regulatory Approvals.

          - The Registration Statement referred to in Section 5(l) will be effective and no stop orders under the 1933 Act will have been issued.

          - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

     d. Tax Opinion. The Selling Corporation will have received the opinion of Ropes & Gray LLP dated as of the Closing, as to the federal income tax consequences of the Reorganization to the Selling Fund and its shareholders. For purposes of rendering their opinion, Ropes & Gray LLP may rely, as to factual matters, upon the statements made in this Agreement, the proxy statement which will be distributed to the shareholders of the Selling Fund, and other written representations as an officer of the Buying Corporation will have verified as of Closing. The opinion of Ropes & Gray LLP will be to the effect that: (i) neither the Selling Fund nor the Buying Fund will recognize any gain or loss upon the transfer of the assets of the Selling Fund to, and assumption of its liabilities by, the Buying Fund in exchange for shares of the Buying Fund and upon the distribution of the shares to the Selling

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       A.9

          Fund shareholders in exchange for their shares of the Selling Fund;
          (ii) the shareholders of the Selling Fund who receive shares of the Buying Fund in the Reorganization will not recognize any gain or loss on the exchange of their shares of the Selling Fund for the shares of the Buying Fund; (iii) the holding period and the basis of the shares received by the Selling Fund shareholders will be the same as the holding period and the basis of the shares of the Selling Fund surrendered in the exchange; (iv) the holding period and the basis of the assets acquired by the Buying Fund will be the same as the holding period and the basis of the assets to the Selling Fund immediately prior to the Reorganization; and (v) the Buying Fund will succeed to and take into account the items of the Selling Fund described in
          Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.

     e. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) the Buying Fund is a series of the Buying Corporation, an open-end investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Corporation and the Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of the Buying Fund.

9. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

     a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be amended at any time before or after approval by the shareholders of the Selling Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of paragraphs 2 or 3.

     b. At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

     c.   The Selling Corporation may terminate this Agreement at any time

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      A.10
          prior to the Closing by notice to the Buying Corporation if a material condition to its performance or a material covenant of the Buying Corporation on behalf of the Buying Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Corporation on behalf of the Buying Fund and is not cured.

     d. The Buying Corporation may terminate this Agreement at any time prior to the Closing by notice to the Selling Corporation if a material condition to its performance or a material covenant of the Selling Corporation on behalf of the Selling Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Corporation on behalf of the Selling Fund and is not cured.

     e. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Selling Fund, without any liability on the part of either party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on Dec. 31, 2006, or a later date agreed upon by the parties, if the Closing is not on or prior to that date.

     f. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

10. EXPENSES. RiverSource Investments, LLC will pay the costs of carrying out the provisions of this Agreement whether or not the Reorganization is completed.

11.  GENERAL.

     a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

     b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

12.  INDEMNIFICATION.

     Each party will indemnify and hold the other and its officers and directors (each an "Indemnitee") harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      A.11

     Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnitee's position.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

AXP Stock Series, Inc.
   on behalf of RiverSource Stock Fund


By
     ------------------------------------
     Leslie L. Ogg
     Vice President


AXP Growth Series, Inc.
   on behalf of RiverSource Disciplined Equity Fund


By
     ------------------------------------
     Leslie L. Ogg
     Vice President


The undersigned is a party to this Agreement for purposes of Section 3c and 10 only.

RiverSource Investments, LLC

By
     ------------------------------------
     Paula R. Meyer
     Senior Vice President and General Manager - Mutual Funds

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      A.12

EXHIBIT B

MATTERS SUBJECT TO APPROVAL AT REGULAR MEETING OF BUYING FUND

In addition to voting on proposals to elect Board members, to amend the Articles of Incorporation, and to approve the IMS Agreement, Buying Fund shareholders will consider the following:

APPROVE OR REJECT CHANGES IN FUNDAMENTAL INVESTMENT POLICIES

The fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. RiverSource Investments recommended to the Board that certain of those policies be modified in order to standardize the policies for all funds and to eliminate unnecessary limitations.

RiverSource Investments believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental investment policies. Adoption of a new or revised policy is not intended to change current investment techniques employed for the fund. The Board recommends the following changes to the fund's fundamental investment policies:

A. DIVERSIFICATION

The Board recommends that the fund's fundamental policy with respect to diversification be revised to give the fund the maximum flexibility permitted by the 1940 Act. The Board recommends that shareholders vote to replace the fund's current fundamental investment policy with the following policy (additional or revised language is underlined):

     The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       B.1

The percentage limits in the proposed policy are required under the 1940 Act. The amended policy makes one change from the current policy: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), the fund may invest up to 25% of its total assets in a non-publicly offered money market fund managed by RiverSource Investments (the "cash pool fund"). The cash pool fund is not expected to pay investment advisory, management, or transfer agent fees, although it may do so subject to the conditions of the SEC order and Board approval. The cash pool fund will incur minimal costs for services, such as custodian and auditor fees. The investment manager anticipates that making use of the cash pool fund will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the cash pool fund is expected to serve as a principal option for managing the cash positions of the fund. Future amendments to the fund's fundamental diversification policy would continue to require shareholder approval.

B. LENDING

The Board recommends that the fund's fundamental policies with respect to lending be replaced with the following policy:

     The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the Fund's total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market, loan participation or other debt securities, or from entering into repurchases agreements.

Currently each of the funds has two policies with respect to lending. One policy limits lending of portfolio securities to 30% of net assets and the other policy limits cash loans to 5% of total assets. In addition, certain funds have a policy prohibiting loans to the investment manager, or to board members and officers of the investment manager or the fund. This third policy simply states a prohibition of the 1940 Act and the fund is not required to declare this policy as a fundamental policy. It is proposed that all three of these policies be superseded by the policy stated above.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       B.2

The proposal is not expected to materially affect the operation of the fund. However, the proposed policy would clarify that the fund can participate in an interfund borrowing and lending program with other RiverSource Funds, subject to the requirements of an SEC exemptive order. A fund may only borow money for temporary purposes and not make investments. Appropriate safeguards will be implemented to assure that the fund will not be disadvantaged by making loans to affiliated funds. The proposed policy also would confirm the fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand. Finally, the adoption of the proposed investment policy will advance the goal of standardizing investment policies.

C. BORROWING

The Board recommends that the fund's fundamental policy with respect to borrowing be replaced with the following policy:

     The fund may not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings.

Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows RiverSource Investments greater flexibility in managing the fund's cash flow. The current policy limits borrowing to "emergency or extraordinary purposes". In order to avoid debate over what constitutes emergency or extraordinary purposes, it is proposed to revise the policy to reflect that the purposes, whatever the circumstances, must be temporary. The fund may not use borrowing for leverage or for investment purposes. In addition, the policy for certain funds includes a prohibition on borrowing "property". The Board recommends the term be deleted in order to standardize investment policies.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       B.3

BOARD RECOMMENDATION AND VOTE REQUIRED. The Board recommends that shareholders approve the proposed changes. Changes in fundamental policies must be approved by the lesser of (a) a majority of the fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the any of the proposed changes is not approved, the fund will continue to operate under its current policy.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       B.4

EXHIBIT C

MINNESOTA BUSINESS CORPORATION ACT SECTIONS 302A.471 AND 302A.473

Minnesota law requires that we provide you with a copy of the state law on dissenters' rights. Notwithstanding the provisions of the law set out below, the SEC has taken the position that use of state appraisal procedures by a registered mutual fund such as the Fund would be a violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. As a result, if any shareholder elects to exercise dissenters' rights under Minnesota law, the Fund intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1)  alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.1

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2. BENEFICIAL OWNERS.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3. RIGHTS NOT TO APPLY.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.2
law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

SUBDIVISION 1. DEFINITIONS.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.3

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5. PAYMENT; RETURN OF SHARES.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivision 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.4

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in a court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedures apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.5

SUBDIVISION 8. COSTS; FEES; EXPENSES.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       C.6

EXHIBIT D

   Prospectus

[RIVERSOURCE INVESTMENT(SM) LOGO]

   RIVERSOURCE(SM)
   DISCIPLINED EQUITY FUND

   PROSPECTUS OCT. 3, 2005

- RIVERSOURCE DISCIPLINED EQUITY FUND (FORMERLY AXP(R) QUANTITATIVE LARGE CAP EQUITY FUND) SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   You may qualify for sales charge discounts on purchases of Class A shares. Please notify your financial advisor or investment professional if you have other accounts holding shares of RiverSource funds to determine whether you qualify for a sales charge discount. See "Buying and Selling Shares" for more information.

   NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.1

TABLE OF CONTENTS

THE FUND                                                                   D.  3
Objective                                                                  D.  3
Principal Investment Strategies                                            D.  3
Principal Risks                                                            D.  4
Past Performance                                                           D.  5
Fees and Expenses                                                          D.  8
Other Investment Strategies and Risks                                      D.  9
Fund Management and Compensation                                           D. 11

BUYING AND SELLING SHARES                                                  D. 16
Transactions Through Unaffiliated Financial Intermediaries                 D. 16
Valuing Fund Shares                                                        D. 17
Investment Options                                                         D. 18
Purchasing Shares                                                          D. 20
Sales Charges                                                              D. 23
Exchanging/Selling Shares                                                  D. 29

DISTRIBUTIONS AND TAXES                                                    D. 34
Dividends and Capital Gain Distributions                                   D. 34
Reinvestments                                                              D. 34
Taxes                                                                      D. 35

FINANCIAL HIGHLIGHTS                                                       D. 36

CORPORATE REORGANIZATION

On Sept. 30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation), was spun off to shareholders of its parent corporation, American Express Company (American Express), and is now a separate public company, trading under the ticker symbol AMP. Ameriprise Financial provides administrative services to the Fund and is the parent company of the Fund's investment manager, RiverSource Investments, LLC; the Fund's distributor, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors, Inc.); the Fund's transfer agent, RiverSource Service Corporation (formerly American Express Client Service Corporation); and the Fund's custodian, Ameriprise Trust Company (formerly American Express Trust Company). On Oct. 1, 2005, the Fund changed its name, such that it no longer is branded AXP(R). The Fund now bears the RiverSource(SM) brand. Ameriprise Financial and its subsidiaries are no longer affiliated with American Express.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.2

THE FUND

OBJECTIVE

RiverSource Disciplined Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this objective cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's objective, the investment manager (RiverSource Investments, LLC) will choose equity investments by employing proprietary quantitative methods based on sophisticated statistical analysis.

The universe of stocks from which the investment manager selects the Fund's investments primarily will be those included in the Fund's benchmark, the S&P
500. Through extensive analysis of the domestic equity markets, the investment manager has identified characteristics of certain stocks that have historically outperformed their benchmarks. The Fund will hold both growth and value stocks. Characteristics used to select stocks for the Fund include:

-  Superior growth characteristics such as:

   -  strong earnings growth,

   - positive earnings that exceed expectations published by third-party business analysts,

   -  consistency of earnings, and

   -  strong positive price trend.

- Superior value characteristics based on analysis of current stock prices relative to estimates of future prices.

In selecting the stocks for the Fund's portfolio, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

- Limits on positions relative to the benchmark through overweighting or underweighting.

-  Limits on sector and industry allocations relative to the benchmark.

-  Limits on size of holdings relative to market liquidity.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.3

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

ACTIVE MANAGEMENT RISK. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to make investment decisions that are suited to achieving the Fund's investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its objective.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.4

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

- how the Fund's performance has varied for each full calendar year shown on the bar chart, and

- how the Fund's average annual total returns compare to recognized indexes shown on the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower. See "Fees and Expenses" for any current fee waivers/expense caps.

BAR CHART. Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart.

TABLE. The table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

-  the maximum sales charge for Class A shares,

- sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares,

-  no sales charge for Class Y shares, and

- no adjustments for taxes paid by an investor on the reinvested income and capital gains.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.5

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

[CHART]

                            CLASS A SHARE PERFORMANCE
                            (BASED ON CALENDAR YEARS)

2004    +9.96%

During the period shown in the bar chart, the highest return for a calendar quarter was +9.77% (quarter ended Dec. 31, 2004) and the lowest return for a calendar quarter was -3.05% (quarter ended Sept. 30, 2004).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The Fund's Class A year-to-date return at June 30, 2005 was -0.15%.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.6

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2004)

                                                                                  SINCE
                                                                     1 YEAR     INCEPTION
RiverSource Disciplined Equity:
  Class A
     Return before taxes                                             +3.64%     +15.85%(a)
     Return after taxes on distributions                             +2.89%     +14.94%(a)
     Return after taxes on distributions and sale of fund shares     +2.65%     +13.16%(a)
  Class B
     Return before taxes                                             +4.16%     +16.92%(a)
  Class C
     Return before taxes                                             +8.16%     +19.05%(a)
  Class Y
     Return before taxes                                            +10.26%     +20.23%(a)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)   +10.88%     +20.32%(b)
Lipper Large-Cap Core Funds Index                                    +8.29%     +17.00%(b)

(a)  Inception date is April 24, 2003.

(b)  Measurement period started May 1, 2003.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.7

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A    CLASS B    CLASS C    CLASS Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                             5.75%      none       none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none(b)       5%         1%      none

ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:                   CLASS A    CLASS B    CLASS C    CLASS Y
Management fees(c)                                              0.62%      0.62%      0.62%      0.62%
Distribution (12b-1) fees                                       0.25%      1.00%      1.00%      0.00%
Other expenses(d)                                               0.49%      0.52%      0.52%      0.57%
Total                                                           1.36%      2.14%      2.14%      1.19%
Fee waiver/expense reimbursement                                0.09%      0.08%      0.06%      0.11%
Net expenses(e)                                                 1.27%      2.06%      2.08%      1.08%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.02% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Large-Cap Core Funds Index. See "Fund Management and Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2006, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.25% for Class A; 2.04% for Class B; 2.06% for Class C and 1.06% for Class Y.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.8

EXAMPLES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR    3 YEARS    5 YEARS   10 YEARS
Class A(a)                                                       $697     $  973      $1,270     $2,113
Class B                                                          $709(b)  $1,063(b)   $1,343(b)  $2,272(c)
Class C                                                          $311(b)  $  665      $1,145     $2,472
Class Y                                                          $110     $  367      $  645     $1,438

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                                               1 YEAR     3 YEARS    5 YEARS   10 YEARS
Class A(a)                                                      $697       $973       $1,270    $2,113
Class B                                                         $209       $663       $1,143    $2,272(b)
Class C                                                         $211       $665       $1,145    $2,472
Class Y                                                         $110       $367       $  645    $1,438

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

OTHER INVESTMENT STRATEGIES AND RISKS

OTHER INVESTMENT STRATEGIES. In addition to the principal investment strategies previously described, the Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Additionally, the Fund may use derivatives (financial instruments where the value depends upon, or is derived from, the value of something else) such as futures, options and forward contracts, to produce incremental earnings, to hedge existing positions or to increase flexibility. Just as with securities in which the Fund invests directly, derivatives are subject to a number of risks, including market, liquidity, interest rate and credit risk. In addition, a relatively small price movement in the underlying security, currency or index may result in a substantial gain or loss for the Fund using derivatives. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives. For more information on strategies and

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       D.9
holdings, and the risks of such strategies, including other derivative instruments that the Fund may use, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

UNUSUAL MARKET CONDITIONS. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

PORTFOLIO TURNOVER. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups paid to broker-dealers that the Fund pays when it buys and sells securities. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

SECURITIES TRANSACTION COMMISSIONS. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund's securities transactions and the dollar value of brokerage commissions paid by the Fund are set forth in the SAI. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

DIRECTED BROKERAGE. The Fund's Board of Directors (Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.10

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC (the investment manager or RiverSource Investments), 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

The Fund pays RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.62% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The adjustment is computed by comparing the Fund's performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund's performance is currently measured for purposes of the performance incentive adjustment is the Lipper Large-Cap Core Funds Index. In certain circumstances, the Fund's Board may approve a change in the index. The maximum adjustment (increase or decrease) is 0.12% of the Fund's average net assets on an annual basis. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund's most recent shareholder report.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.11

PORTFOLIO MANAGER(S). The portfolio managers responsible for the Fund's day-to-day management are:

Dimitris J. Bertsimas, Senior Portfolio Manager

-  Managed the Fund since 2003.

- Joined RiverSource Investments (previously American Express Financial Corporation (AEFC)) as a portfolio manager in 2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

- Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

-  MS and Ph.D., MIT.

Gina K. Mourtzinou, Portfolio Manager

-  Managed the Fund since 2003.

-  Joined RiverSource Investments (previously AEFC) as a portfolio manager in
   2002.

- Co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

- Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

-  Ph.D., MIT.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

ADDITIONAL SERVICES AND COMPENSATION

As described above, RiverSource Investments receives compensation for acting as the Fund's investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Fund.

ADMINISTRATION SERVICES. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.12

CUSTODY SERVICES. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

DISTRIBUTION SERVICES. Ameriprise Financial Services, Inc., 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor or Ameriprise Financial Services), provides underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plan(s), the distributor receives distribution and shareholder servicing fees. The distributor pays a portion of these fees to financial advisors and retains a portion of these fees to support its distribution and shareholder servicing activity. For third party sales, the distributor re-allows a portion of these fees to the financial intermediaries that sell Fund shares and provide services to shareholders, and retains a portion of these fees to support its distribution and shareholder servicing activity. Fees paid by the Fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale (deferred sales charge). See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for Fund policy regarding directed brokerage.

TRANSFER AGENCY SERVICES. RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by share class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by the Fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource funds are primarily sold through Ameriprise Financial Services which is allocated a portion of these fees for providing services to Fund shareholders. RiverSource Service Corporation may also pay a portion of these fees to other financial intermediaries that provide sub-recordkeeping and other services to Fund shareholders.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.13

The SAI provides additional information about the services provided and the fee schedules for the agreements set forth above.

PAYMENTS TO FINANCIAL INTERMEDIARIES

RiverSource Investments and its affiliates may make additional cash payments out of their own resources to financial intermediaries, such as broker-dealers, banks, qualified plan administrators and recordkeepers, or other institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (financial intermediaries) in connection with the sale of shares of the Fund and/or the provision of services to the Fund or its shareholders. These payments may create an incentive for the financial intermediary, its employees or registered representatives to recommend or sell shares of the Fund to its customers. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the Fund under distribution or shareholder servicing plans, or paid by the Fund for shareholder account maintenance, sub-accounting or recordkeeping services provided directly by the financial intermediary providing such services. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial intermediary (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial intermediary (for example, the ability to advertise or directly interact with the financial intermediary's customers in order to sell the Fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial intermediary's financial interest and its duties to its customers. Please contact the financial intermediary through which you are purchasing shares of the Fund for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial intermediary. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial intermediary's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial intermediary and by type of sale (e.g., purchases of different share classes or purchases of the Fund through a qualified plan or through a wrap program), and may be significant.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.14

From time to time, RiverSource Investments and its affiliates may make other payments, including non-cash compensation, to financial intermediaries or their representatives in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject.

ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGER EXEMPTION. The Fund operates under an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

AFFILIATED FUNDS-OF-FUNDS. RiverSource Investments also serves as investment manager to the RiverSource Portfolio Builder Funds (Portfolio Builder Funds), a group of six funds-of-funds that provide asset-allocation services to shareholders by investing in shares of other RiverSource funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although RiverSource Investments seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments will report to the Fund's Board on the steps it has taken to manage any potential conflicts.

FUND HOLDINGS DISCLOSURE. The Fund's Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Fund. A description of these policies and procedures is included in the Fund's SAI.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.15

BUYING AND SELLING SHARES

TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES

Where authorized by the distributor, shares of the Fund may be available through certain 401(k) or other qualified plans, banks, broker-dealers or other institutions (financial intermediaries). These financial intermediaries may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries or their representatives through whom shares are held. Since the Fund may not have a record of your transactions, you should always contact the financial intermediary through whom you purchased the Fund to make changes to or give instructions concerning your account or to obtain information about your account. The Fund and the distributor are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES. Please consult your investment professional or financial intermediary to determine availability of the Fund. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments, including Ameriprise Financial Services and Securities America, Inc. (Securities America), and through a limited number of unaffiliated institutions. If you set up an account at another financial intermediary, you will not be able to transfer RiverSource fund holdings to that account unless that institution has obtained a selling agreement with the distributor of the RiverSource funds. If you set up an account with an unaffiliated financial intermediary that does not have, and is unable to obtain, such a selling agreement, you must either maintain your position with Ameriprise Financial Services or Securities America, find another financial intermediary with such a selling agreement, or sell your shares, paying any applicable deferred sales charge. Please be aware that transactions in taxable accounts would generate a taxable event and may result in an increased income tax liability.

For more information, please call RiverSource Service Corporation at
(888) 791-3380.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.16

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the distributor. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, refer to the sections on "Purchasing Shares" and "Exchanging/Selling Shares," or contact your financial advisor or investment professional. If you buy or sell shares through an authorized financial intermediary, consult that firm to determine its procedures for accepting and processing orders. The financial intermediary may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. The Fund's securities are valued primarily on the basis of market quotations obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, securities are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of a security held by the Fund is materially affected by events that occur after the close of the primary market on which the security is traded but prior to the time as of which the Fund's NAV is determined. Valuing securities at fair value involves reliance on judgment. The fair value of a security is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of the Fund's securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or sell the Fund's shares.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.17

INVESTMENT OPTIONS

1. CLASS A shares are sold to the public with a sales charge at the time of purchase and an annual distribution and shareholder servicing (12b-1) fee of 0.25%.

2. CLASS B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution and shareholder servicing (12b-1) fee of 1.00%.

3. CLASS C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution and shareholder servicing (12b-1) fee of 1.00%. Class C shares redeemed within one year after purchase may be subject to a CDSC.

4. CLASS Y shares are sold to qualifying institutional investors without a sales charge or distribution fee, but with a separate shareholder servicing fee of 0.10%. Please see the SAI for information on eligibility requirements to purchase Class Y shares.

The distribution and shareholder servicing fees for Class A, Class B and Class C shares are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the Fund's shares and providing services to Fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial intermediaries that sell shares of the Fund. Financial intermediaries receive shareholder servicing fees equal to 0.25% of the average daily net assets of Class A, Class B and Class C shares sold and held through them. For Class A and Class B shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor begins to pay these fees one year after purchase. Financial intermediaries also receive distribution fees equal to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay one year after purchase. For Class B shares, the Fund's distributor retains the 0.75% distribution fee in order to finance the payment of sales commissions to financial intermediaries that sell Class B shares, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors and investment professionals with the shareholder servicing and distribution fees paid to them by the distributor.

The shareholder servicing fees for Class Y shares are used to reimburse the distributor for providing services and assistance to shareholders regarding ownership of their shares or their accounts.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.18

INVESTMENT OPTIONS SUMMARY

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor or investment professional can help you with this decision.

The following table shows the key features of each class:

                           CLASS A              CLASS B              CLASS C              CLASS Y
--------------------------------------------------------------------------------------------------------
AVAILABILITY               Available to all     Available to all     Available to all     Limited to
                           investors.           investors.           investors.           qualifying
                                                                                          institutional
                                                                                          investors.

INITIAL SALES CHARGE       Yes. Payable at      No. Entire           No. Entire           No. Entire
                           time of purchase.    purchase price is    purchase price is    purchase price is
                           Lower sales charge   invested in shares   invested in shares   invested in shares
                           for larger           of the Fund.         of the Fund.         of the Fund.
                           investments.

DEFERRED SALES CHARGE      On purchases over    Maximum 5% CDSC      1% CDSC may apply    None.
                           $1,000,000, 1%       during the first     if you sell your
                           CDSC may apply if    year decreasing      shares within one
                           you sell your        to 0% after six      year after
                           shares within one    years.               purchase.
                           year after
                           purchase.

12b-1 DISTRIBUTION FEE     Yes.                 Yes.                 Yes.                 Yes.
AND/OR SHAREHOLDER         0.25%                1.00%                1.00%                0.10%
SERVICE FEE*

CONVERSION TO CLASS A      N/A                  Yes, automatically   No.                  No.
                                                in ninth year of
                                                ownership.

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of Class A, Class B and Class C shares. The Fund has also adopted a separate shareholder servicing plan to pay for servicing-related expenses related to Class Y shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.19

SHOULD YOU PURCHASE CLASS A, CLASS B OR CLASS C SHARES?

If your investments in RiverSource funds total $100,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $100,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial advisor or investment professional.

For more information, see the SAI.

PURCHASING SHARES

Financial intermediaries are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the Fund, or the financial intermediary through which you are investing in the Fund, may not be able to open an account for you. If the Fund or if the financial intermediary through which you are investing in the Fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

TO PURCHASE SHARES WITH A FINANCIAL INTERMEDIARY OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS AND HOW YOU CAN PURCHASE FUND SHARES FROM AMERIPRISE FINANCIAL SERVICES.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.20

If you do not have an existing RiverSource fund account with Ameriprise Financial Services, you will need to establish a brokerage account. Your financial advisor or investment professional will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

IMPORTANT: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

-  a $50 penalty for each failure to supply your correct TIN,

- a civil penalty of $500 if you make a false statement that results in no backup withholding, and

-  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

HOW TO DETERMINE THE CORRECT TIN

FOR THIS TYPE OF ACCOUNT:                 USE THE SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER OF:
Individual or joint account               The individual or one of the owners listed on the joint
                                          account

Custodian account of a minor              The minor
(Uniform Gifts/Transfers to Minors Act)

A revocable living trust                  The grantor-trustee (the person who puts the money into the trust)

An irrevocable trust, pension trust or    The legal entity (not the personal representative or trustee,
estate                                    unless no legal entity is designated in the account title)

Sole proprietorship or single-owner LLC   The owner

Partnership or multi-member LLC           The partnership

Corporate or LLC electing corporate       The corporation
status on Form 8832

Association, club or tax-exempt           The organization
organization

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.21

For details on TIN requirements, contact your financial advisor or investment professional to obtain a copy of Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at www.irs.gov.

METHODS OF PURCHASING SHARES

BY MAIL

Once your account has been established, send your check to:

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNTS
Initial investment:         $2,000*
Additional investments:     $500**
Account balances:           $300
Qualified account balances: none

If your Fund account balance falls below $300 for any reason, including a market decline, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account.

BY SCHEDULED INVESTMENT PLAN

MINIMUM AMOUNTS
Initial investment:         $2,000*
Additional investments:     $100**
Account balances:           none (on a scheduled investment plan with
                            monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for accounts outside of a brokerage account.

** $50 minimum per payment for qualified accounts outside of a brokerage account.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.22

BY WIRE OR ELECTRONIC FUNDS TRANSFER

Please contact your financial advisor or investment professional for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

BY TELEPHONE

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

Your purchase price for Class A shares is generally the NAV plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. Sales charge* for Class A shares:

                           AS A % OF           AS A % OF         MAXIMUM RE-ALLOWANCE
TOTAL MARKET VALUE      PURCHASE PRICE**  NET AMOUNT INVESTED  AS A % OF PURCHASE PRICE
Up to $49,999                5.75%               6.10%                  5.00%
$50,000-$99,999              4.75                4.99                   4.00
$100,000-$249,999            3.50                3.63                   3.00
$250,000-$499,999            2.50                2.56                   2.15
$500,000-$999,999            2.00                2.04                   1.75
$1,000,000 or more***        0.00                0.00                   0.00

  * Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

 **  Offering price includes the sales charge.

*** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a sales commission to a financial intermediary making a sale with a total market value of $1,000,000 to $3,000,000, a sales commission up to 1.00%; $3,000,000 to $10,000,000, a sales commission up to 0.50%; and $10,000,000 or more, a sales commission up to 0.25%.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.23

RIGHTS OF ACCUMULATION

YOU MAY BE ABLE TO REDUCE THE SALES CHARGE ON CLASS A SHARES, BASED ON THE COMBINED MARKET VALUE OF YOUR ACCOUNTS.

The current market values of the following investments are eligible to be added together for purposes of determining the sales charge on your purchase:

-  Your current investment in this Fund, and

- Previous investments you and members of your primary household group have made in Class A, Class B or Class C shares in this and other RiverSource funds, provided your investment was subject to a sales charge.

   - Your primary household group consists of you, your spouse or domestic partner, and your unmarried children under age 21 sharing a mailing address. For purposes of this policy a domestic partner is an individual who shares your primary residence and with whom you own joint property. If you or any member of your primary household group elects to separate from the primary household group (for example, by asking that account statements be sent to separate addresses), your assets will no longer be combined for purposes of reducing your sales charge.

The following accounts are eligible to be included in determining the sales charge on your purchase:

-  Individual or joint accounts held outside of a brokerage account;

-  Individual or joint accounts held through a brokerage account;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that are subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your primary household group, individually, is the beneficiary;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in determining the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.24

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts, including Ameriprise Strategic Portfolio Service ADVANTAGE (SPS);

-  Investments in Class D, Class E, or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

-  Charitable and irrevocable trust accounts.

If you purchase RiverSource fund shares through different channels or different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform Ameriprise Financial Services, your financial advisor or investment professional in writing about the other accounts when placing your purchase order. When placing your purchase order, you must provide your most recent account statement and contact information regarding the other accounts. A financial intermediary other than Ameriprise Financial Services may require additional information.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR YOUR INVESTMENT PROFESSIONAL IN WRITING WITH INFORMATION ABOUT ALL OF THE ACCOUNTS THAT MAY COUNT TOWARD A SALES CHARGE REDUCTION, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE REDUCTIONS FOR WHICH YOU MAY BE ELIGIBLE.

For more information on rights of accumulation, please see the SAI.

LETTER OF INTENT (LOI)

Generally, if you intend to invest $50,000 or more over a period of 13 months, you may be able to reduce the front-end sales charges for investments in Class A shares by completing and filing a LOI form. The LOI becomes effective only after the form is processed in good order by the distributor. An LOI can be backdated up to a maximum of 90 days. If the LOI is backdated, you may include prior investments in Class A shares that were charged a front-end sales load toward the LOI commitment amount. If the LOI is backdated, the 13 month period begins on the date of the earliest purchase included in the LOI.

HOLDINGS MORE THAN 90 DAYS OLD. Purchases made more than 90 days before your LOI is processed by the distributor will not be counted towards the commitment amount of the LOI and cannot be used as the starting point for the LOI. While these purchases cannot be included in an LOI, they may help you obtain a reduced sales charge on future purchases as described in "Rights of Accumulation."

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.25

NOTIFICATION OBLIGATION. If purchasing shares in a brokerage account or through a financial intermediary, you must request the reduced sales charge when you buy shares. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

For more details on LOIs, please contact your financial advisor, investment professional or see the SAI.

WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

- current or retired Board members, officers or employees of the Fund or Ameriprise Financial or its subsidiaries, their spouses or domestic partners, children and parents.

- current or retired Ameriprise Financial Services financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

- portfolio managers employed by subadvisers of the RiverSource funds, including their spouses or domestic partners, children and parents.

- registered representatives and other employees of financial intermediaries having a sub-distribution agreement with the distributor, including their spouses, domestic partners, children and parents.

- qualified employee benefit plans offering participants daily access to RiverSource funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor or investment professional. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

- shareholders who have at least $1 million in RiverSource funds. If the investment is sold within one year after purchase, a CDSC of 1% may be charged.

- direct rollovers from Ameriprise Retirement Services, provided that the rollover involves a transfer of Class Y shares in this Fund to Class A shares in this Fund.

-  purchases made:

   - with dividend or capital gain distributions from this Fund or from the same class of another RiverSource fund,

   - through or under a wrap fee product or other investment product sponsored by the distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

   - within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.26

   - through American Express Personal Trust Services' Asset-Based pricing alternative, provided by American Express Bank, FSB.

- shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

UNLESS YOU PROVIDE AMERIPRISE FINANCIAL SERVICES, YOUR FINANCIAL ADVISOR OR INVESTMENT PROFESSIONAL WITH INFORMATION IN WRITING ABOUT ALL OF THE FACTORS THAT MAY COUNT TOWARD A WAIVER OF THE SALES CHARGE, THERE CAN BE NO ASSURANCE THAT YOU WILL RECEIVE ALL OF THE WAIVERS FOR WHICH YOU MAY BE ELIGIBLE.

You also may view this information about sales charges and breakpoints free of charge on the Fund's website. Go to www.riversource.com/investments and click on the hyperlink "Sales Charge Discount Information."

CLASS B AND CLASS C -- CONTINGENT DEFERRED SALES CHARGE (CDSC) ALTERNATIVE

FOR CLASS B, the CDSC is based on the sale amount and the number of years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline:

IF THE SALE IS MADE DURING THE:                    THE CDSC PERCENTAGE RATE IS:*
First year                                                      5%
Second year                                                     4%
Third year                                                      4%
Fourth year                                                     3%
Fifth year                                                      2%
Sixth year                                                      1%
Seventh year                                                    0%

* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

Purchases made prior to May 21, 2005 age on a calendar year basis. Purchases made beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 will complete its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 will complete its first year on Nov. 11, 2006 under daily aging.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.27

For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a sales commission of 1% to financial intermediaries that sell Class C shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares.

For both Class B and Class C, if the amount you sell causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC will be based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.28

WAIVERS OF THE CDSC FOR CLASS B SHARES

The CDSC will be waived on sales of shares:

-  in the event of the shareholder's death,

-  held in trust for an employee benefit plan, or

- held in IRAs or certain qualified plans if Ameriprise Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -  at least 59 1/2 years old AND

   - taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

   - selling under an approved substantially equal periodic payment arrangement.

WAIVERS OF THE CDSC FOR CLASS C SHARES

The CDSC will be waived on sales of shares in the event of the shareholder's death.

EXCHANGING/SELLING SHARES

TO SELL OR EXCHANGE SHARES HELD WITH FINANCIAL INTERMEDIARIES OTHER THAN AMERIPRISE FINANCIAL SERVICES, PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY. SEE "TRANSACTIONS THROUGH UNAFFILIATED FINANCIAL INTERMEDIARIES" FOR MORE INFORMATION. THE FOLLOWING SECTION EXPLAINS POLICIES OF THE RIVERSOURCE FUNDS ON HOW YOU CAN EXCHANGE OR SELL SHARES HELD WITH AMERIPRISE FINANCIAL SERVICES.

EXCHANGES

You may exchange your Fund shares at no charge for shares of the same class of any other publicly offered RiverSource fund. Exchanges into RiverSource Tax-Exempt Money Market Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS. SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE FUND'S POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.29

THE FUND'S BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. THE FUND SEEKS TO ENFORCE THIS POLICY AS FOLLOWS:

- The Fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the Fund's procedures, there is no set number of transactions in the Fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the Fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the Fund in any 90-day period. Accounts held by a retirement plan or an institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit. The Fund seeks the assistance of financial intermediaries in applying similar restrictions on the sub-accounts of their participants or clients.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the Fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The Fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the Fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The Fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

-  Exchanges must be made into the same class of shares of the new fund.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

-  Once we receive your exchange request, you cannot cancel it.

-  Shares of the new fund may not be used on the same day for another exchange.

- If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.30

SELLING SHARES

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this waiver, you must send a written request within 90 days of the date your sale request was processed and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

IMPORTANT: Payments sent by a bank authorization, check or money order that are not guaranteed may take up to ten days to clear. This may cause your scheduled arrangement or unscheduled request to fail to process if the requested amount includes unguaranteed funds.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.31

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

BY REGULAR OR EXPRESS MAIL

AMERIPRISE FINANCIAL SERVICES
70200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Include in your letter:

-  your account number

-  the name of the fund(s)

-  the class of shares to be exchanged or sold

-  your Social Security number or Employer Identification number

-  the dollar amount or number of shares you want to exchange or sell

-  specific instructions regarding delivery or exchange destination

- signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor or Ameriprise Financial Services for more information.)

-  any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

BY TELEPHONE

(800) 297-7378 for brokerage accounts

(800) 967-4377 for wrap accounts

(800) 862-7919 for non-brokerage/wrap accounts

- Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.

- Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the distributor. Each registered owner must sign the request.

- Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

-  Telephone privileges may be modified or discontinued at any time.

MINIMUM SALE AMOUNT:     $100

MAXIMUM SALE AMOUNT:     $100,000

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.32

BY WIRE

You can wire money from your account to your bank account. Contact your financial advisor or Ameriprise Financial Services at the above numbers for additional information.

-  Minimum amount: $1,000

-  Pre-authorization is required.

-  A service fee may be charged against your account for each wire sent.

BY SCHEDULED PAYOUT PLAN

-  Minimum payment: $100*

- Contact your financial advisor or the Ameriprise Financial Services to set up regular payments.

- Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a non-brokerage/wrap account.

ELECTRONIC TRANSACTIONS

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time for any shareholder without prior notice as deemed necessary and in the best interests of the Fund.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.33

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as DIVIDENDS. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

-  you request distributions in cash, or

- you direct the Fund to invest your distributions in the same class of any publicly offered RiverSource fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.34

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss, based on paying a sales charge, by exchanging shares within 91 days of purchase. If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.35

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY KPMG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT WHICH, IF NOT INCLUDED WITH THIS PROSPECTUS, IS AVAILABLE UPON REQUEST.

CLASS A

FISCAL PERIOD ENDED JULY 31,                                           2005         2004         2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.95       $ 5.44       $ 5.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .04          .02          .01
Net gains (losses) (both realized and unrealized)                        .90          .63          .43
------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .94          .65          .44
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.03)        (.02)          --
Distributions from realized gains                                       (.16)        (.12)          --
------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.19)        (.14)          --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.70       $ 5.95       $ 5.44
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $   28       $   13       $    8
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.25%        1.13%        1.22%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .84%         .65%         .81%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 64%          64%          17%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                        15.95%       11.99%        8.80%(g)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class A would have been 1.35%, 1.91% and 7.39% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.36

CLASS B

FISCAL PERIOD ENDED JULY 31,                                           2005         2004         2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.90       $ 5.43        $5.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .02         (.02)          --
Net gains (losses) (both realized and unrealized)                        .86          .61          .43
------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .88          .59          .43
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                       (.16)        (.12)          --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.62       $ 5.90        $5.43
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $    9       $    3        $   1
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    2.04%        1.95%        2.01%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .06%        (.16%)       (.08%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 64%          64%          17%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                        15.03%       10.95%        8.60%(g)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class B would have been 2.13%, 2.73% and 8.18% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.37

CLASS C

FISCAL PERIOD ENDED JULY 31,                                           2005         2004         2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.90       $ 5.43        $5.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .01         (.02)          --
Net gains (losses) (both realized and unrealized)                        .87          .61          .43
------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .88          .59          .43
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                       (.16)        (.12)          --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.62       $ 5.90        $5.43
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $   --       $   --        $  --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    2.06%        1.95%        2.01%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets        .02%        (.17%)       (.05%)(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 64%          64%          17%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                        15.03%       10.96%        8.60%(g)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class C would have been 2.13%, 2.73% and 8.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.38

CLASS Y

FISCAL PERIOD ENDED JULY 31,                                           2005         2004         2003(b)
PER SHARE INCOME AND CAPITAL CHANGES(a)

Net asset value, beginning of period                                  $ 5.95       $ 5.45        $5.00
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                             .05          .03          .01
Net gains (losses) (both realized and unrealized)                        .91          .61          .44
------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .96          .64          .45
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    (.04)        (.02)          --
Distributions from realized gains                                       (.16)        (.12)          --
------------------------------------------------------------------------------------------------------------
Total distributions                                                     (.20)        (.14)          --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 6.71       $ 5.95        $5.45
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                               $   --       $   --        $  --
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                    1.06%         .98%        1.01%(e)
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       1.03%         .78%         .90%(e)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                 64%          64%          17%
------------------------------------------------------------------------------------------------------------
Total return(f)                                                        16.25%       11.87%        9.00%(g)
------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from April 24, 2003 (when shares became publicly available) to July 31, 2003.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial waived/reimbursed the Fund for certain expenses. Had Ameriprise Financial not done so, the annual ratios of expenses for Class Y would have been 1.18%, 1.76% and 7.20% for the periods ended July 31, 2005, 2004 and 2003, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.39

This Fund, along with the other RiverSource funds, is distributed by Ameriprise Financial Services, Inc. and can be purchased from Ameriprise Financial Services or from a limited number of other authorized financial intermediaries. The Fund can be found under the "RiverSource" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's SAI, and annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund or make a shareholder inquiry, contact your financial advisor, investment professional or Ameriprise Financial Services.

Ameriprise Financial Services
70100 Ameriprise Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852

RiverSource Investments Website address:
riversource.com/investments

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-2111

TICKER SYMBOL

CLASS A: AQEAX    CLASS B: --
CLASS C: --       CLASS I: ALEIX
CLASS Y: --


[RIVERSOURCE(SM) INVESTMENTS LOGO]


RIVERSOURCE INVESTMENTS
200 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

                                                             S-6263-99 E (10/05)

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                      D.40

EXHIBIT E

BOARD EFFECTIVENESS COMMITTEE CHARTER

RESOLVED, That the Board Effectiveness Committee be composed of the independent members appointed annually by the Board and the Chair of the Board;

RESOLVED, That one member shall be appointed to Chair the Committee and the Committee shall meet upon call of the Chair;

RESOLVED, That the Committee will make recommendations to the Board on:

-  The responsibilities and duties of the Board;

- The criteria to be used to determine the size and structure of the Boards and the background and characteristics of independent Board members;

- The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;

- The annual evaluation of the Board's performance and the attendance of members; and

-  The compensation to be paid to independent members; and further

RESOLVED, That the Committee shall be assigned such further areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       E.1

EXHIBIT F

JOINT AUDIT COMMITTEE CHARTER

MEMBERSHIP AND QUALIFICATIONS

The Joint Audit Committee shall consist of at least three members appointed by the Board. The Board may replace members of the Committee for any reason.

No member shall be an "interested person" as that term is defined in Section 2(a)(19) of the Investment Company Act, nor shall any member receive any compensations from the Fund except compensations for service as a member of the Board and Board committees.

At least one member of the Committee shall be an "audit committee financial expert." An "audit committee financial expert" means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

- Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-  An understanding of audit committee functions.

A person shall have acquired such attributes through:

- Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

- Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

- Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

-  Other relevant experience.

The Board shall determine "audit committee financial experts" annually.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.1

PURPOSES OF THE COMMITTEE

The Committee is to assist independent members of the Boards in fulfilling their oversight responsibilities to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, the work done by external auditors, the adequacy of internal controls, and the compliance with applicable laws and regulations by:

- Overseeing the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

- Overseeing, or, as appropriate, assisting Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit thereof;

- Overseeing, or, as appropriate, assisting Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; and

- Approving prior to appointment the engagement of the Fund's independent auditor (Auditor) and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's Auditor.

The Auditor for the Fund shall report directly to the Committee.

DUTIES AND POWERS

To carry out its purposes, the Committee shall have the following duties and powers:

- Recommend the Auditor that the Committee believes is qualified to examine and report on the financial statements to the independent members of the Board within 90 days before or after the fiscal year end of the Fund;

-  Meet with representatives of the Auditor to:

   - Review and evaluate matters potentially affecting its independence and capabilities by:

      - Approving prior to appointment the professional services the Auditor requests to perform for American Express Financial Corporation and any of its subsidiaries that provide services to the Fund;

      - Considering the controls applied by the Auditor and measures taken by American Express Financial Corporation to assure that all items requiring pre-approval are identified and referred to the Committee in a timely fashion; and

      - Evaluating the auditor's independence by receiving a report on business relationships at each meeting setting forth the work it has been engaged to do for American Express Company or its subsidiaries.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.2

   - Consider the scope of the annual audit and any special audits and review and approve the estimated fees to be charged;

   - Consider the information and comments from the Auditor with respect to the Fund's accounting and financial reporting policies, procedures and internal controls over financial reporting; the responses to the comments by American Express Financial Corporation; and possible improvements that can be made in the quality of the Fund's accounting and financial reporting;

- Meet with representatives of American Express Enterprise Risk and Assurance Services to:

   - Discuss its responsibility to the Fund with respect to its review of operations of American Express Financial Corporation and affiliates to the extent they pertain to the registered investment companies;

   - Consider its authority, including the support it receives from American Express Financial Corporation's senior management and American Express Company's General Auditor;

   - Discuss whether it complies with the Institute of Internal Auditors' "Standard for the Professional Practice of Internal Auditing;"

   -  Review its budget, staffing and proposed audit plans each year; and

   - Review reports issued by American Express Enterprise Risk and Assurance Services that pertain to American Express Financial Corporation's operations related to the registered investment companies.

- Encourage open lines of communications among the Committee, the Auditor, and American Express Enterprise Risk and Assurance Services to:

   - Consider information and comments from the Auditor with respect to the Fund's financial statements, including any adjustments to such statements recommended by the Auditor and to review the opinion of the Auditor;

   - Resolve any disagreements between American Express Financial Corporation and the Auditor;

   - Review, in connection with required certifications of Form N-CSR, any significant deficiencies in the design or operations of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving any person who has a significant role in the Fund's internal control over financial reporting;

   - Establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of American Express Financial Corporation of concerns about accounting or auditing matters, and address reports from attorneys or auditors of possible violations of federal or state laws or fiduciary duty;

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.3

   - Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

- Consider the adequacy and effectiveness of internal controls, including the controls over computerized information systems, through discussions with the Auditor, American Express Enterprise Risk and Assurance Services and appropriate American Express Financial Corporation managers who provide reports to the Committee and elicit their recommendations for improving or identifying particular areas where new or more detailed controls or procedures are desirable giving particular emphasis to the adequacy of internal controls for exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

- Request to be informed about all new or changed accounting principles and disclosure practices on a timely basis and inquire regarding the judgment and reasoning regarding the appropriateness, not just the acceptability, of the changes or proposed changes;

- Report the work of the Committee to the Board as frequently as the Committee deems appropriate;

- Review and assess the adequacy of the Committee's charter at least annually and recommend any changes to the Board;

- Meet at least once a year in a private meeting with each of the three following groups: the Auditor, the American Express Financial Corporation's management personnel responsible for the financial statements and recordkeeping of the Fund, the Senior Vice President - Enterprise Risk and Assurance Services for American Express Financial Corporation, and the General Auditor and Chief Operational Risk Officer for American Express Company;

- Consider such other matters as any Board or Committee deems appropriate and perform such additional tasks as directed by resolution of any Board;

- Conduct its own investigations into issues related to its responsibilities and is authorized to employ such professional and technical assistance as it deems necessary.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Committee members, at the expense of the Fund, as appropriate.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.4

The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services to one or more members. Any decisions of the member to grant pre-approvals shall be presented to the Committee at its next regularly scheduled meeting.

ROLE AND RESPONSIBILITIES

The function of the Committee is oversight; it is American Express Financial Corporation's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor's responsibility to plan and carry out a proper audit. Specifically, American Express Financial Corporation is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in the Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the Auditor.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of American Express Financial Corporation's for preparing, or the Auditor for auditing, the financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.5

OPERATIONS

The Board shall adopt and approve this Charter and may amend it on the Board's own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

The Committee may select one of its members to be the chair and may select a vice chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

The Committee shall meet on a regular basis and at least four times annually and is empowered to hold special meetings as circumstances require. The Chairperson or a majority of the members shall be authorized to call a meeting of the Committee or meetings may be fixed in advance by the Committee.

The agenda shall be prepared under the direction and control of the Chairperson.

The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

The Committee shall have the authority to meet privately and to admit non-members individually. The Committee may also request to meet with internal legal counsel and compliance personnel of American Express Financial Corporation and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

                    RIVERSOURCE STOCK FUND -- PROXY STATEMENT
                                       F.6

                                                                S-6389 A (12/05)
                                ezVote(SM)Consolidated Proxy Card
PROXY TABULATOR
P.O. BOX 9132                   This form is your EzVote Consolidated Proxy.
HINGHAM, MA 02043-9132          It reflects all of your accounts registered to
                                the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

999 999 999 999 99 <-
                                                               RIVERSOURCE FUNDS
                                      (formerly known as AMERICAN EXPRESS FUNDS)
AXP STOCK SERIES, INC.             PROXY FOR THE REGULAR MEETING OF SHAREHOLDERS
RIVERSOURCE STOCK FUND                                         FEBRUARY 15, 2006

Your fund will hold a shareholders' meeting at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN, at _____ [a.m./p.m.] on February 15, 2006. You are entitled to vote at the meeting if you were a shareholder on December 16, 2005. Please read the proxy statement and vote immediately by mail, telephone or internet, even if you plan to attend the meeting. Just follow the instructions on this proxy card. The Board of Directors recommends that you vote FOR each proposal.

The undersigned hereby appoints Arne H. Carlson and Leslie L. Ogg or any one of them, as proxies, with full power of substitution, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on February 15, 2006, and any adjournment thereof.

                                           Date __________________


                                Signature(s) (Joint owners)    (Sign in the Box)

                                Note: Please sign this proxy exactly as your name or names appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                              AMEX Stock EZ - DH

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS


                                              THREE EASY WAYS TO VOTE

        To vote by Telephone                       To vote by Internet                        To vote by Mail
1) Read the proxy statement and have the   1) Read the proxy statement and have      1) Read the Proxy Statement.
   Consolidated Proxy Card at hand.           Consolidated Proxy Card at hand.       2) Check the appropriate boxes on the
2) Call 1-888-221-0697.                    2) Go to www.proxyweb.com                    reverse side.
3) Follow the recorded instructions.       3) Follow the on-line directions.         3) Sign and date the proxy card.
                                                                                     4) Return the proxy card in the envelope
                                                                                        provided.

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

LABEL BELOW FOR MIS USE ONLY!                                    INDIVIDUAL BALLOTS
M1197                                                            On the reverse side of this form (and on accompanying pages,
AMERICAN EXPRESS - AMERIPRISE                                    if necessary) you will find individual ballots, one for each of
AXP STOCK SERIES, INC                                            your accounts. If you would wish to vote each of these accounts
RIVERSOURCE STOCK FUND                                           separately, sign in the signature box below, mark each individual
ORIGINAL EZVOTE 10-06-05 KD                                      ballot to indicate your vote, detach the form at the perforation
DOREEN (AMEX-RIVERSOURCE STOCK EZVOTE 2006 DH)                   above and return the individual ballots portion only.

                                                                 NOTE: If you choose to vote each account separately, do
                                                                 not return the  Consolidated Proxy Card above.


                                                                 Date _____________________________

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
                                                                 -------------------------------------------------------
                                                                 Signature(s) (Joint owners)          (Sign in the Box)
OK TO PRINT AS IS*_______ *By signing this form you are          Note: Please sign this proxy exactly as your
authorizing MIS to print this form in its current state.         name or names appears on this card. Joint owners
                                                                 should each sign personally. Trustees and other
                                                                 fiduciaries should indicate the capacity in
                                                                 which they sign, and where more than one name
                                                                 appears, a majority must sign. If a corporation,
                                                                 this signature should be that of an authorized
---------------------------------------------------------        officer who should state his or her title.
SIGNATURE OF PERSON AUTHORIZING PRINTING         DATE

                                                                                                 AMEX Stock IND - DH

                                ezVote(SM)Consolidated Proxy Card


                                Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

                                PLEASE DO NOT USE FINE POINT PENS.


If you do not mark a proposal, your proxy will be voted FOR the proposal.

                                                        FOR  AGAINST  ABSTAIN
1. Approve the Agreement and Plan of Reorganization.    [ ]    [ ]      [ ]   1.
2. ELECTION OF BOARD MEMBERS.
                                                        FOR  WITHHOLD  FOR ALL
                                                        ALL     ALL     EXCEPT

   (01) Arne H. Carlson        (05) Catherine James Paglia
   (02) Patricia M. Flynn      (06) Alan K. Simpson     [ ]    [ ]      [ ]   2.
   (03) Anne P. Jones          (07) Alison Taunton-Rigby
   (04) Stephen R. Lewis, Jr.  (08) William F. Truscott

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write the nominee's number on the line below.)

                                                        FOR  AGAINST  ABSTAIN
3. Approve an Amendment to the Articles of
   Incorporation.                                       [ ]    [ ]      [ ]   3.

4. Approve an Investment Management Services Agreement
   with RiverSource Investments, LLC.                   [ ]    [ ]      [ ]   4.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.



                                                              AMEX Stock EZ - DH

        IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN
                             THE INDIVIDUAL BALLOTS


                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

     000 0000000000 000 0                                                 000 0000000000 000 0
     JOHN Q. PUBLIC                                                       JOHN Q. PUBLIC
     123 MAIN STREET                                                      123 MAIN STREET
     ANYTOWN, MA 02030          999 999 999 999 99                        ANYTOWN, MA 02030          999 999 999 999 99
     FUND NAME PRINTS HERE                                                FUND NAME PRINTS HERE

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
1. Approve the Agreement                                             1. Approve the Agreement
   and Plan of                                                          and Plan of
   Reorganization.            [ ]         [ ]         [ ]               Reorganization.            [ ]         [ ]         [ ]

2. ELECTION OF BOARD                                                 2. ELECTION OF BOARD
   MEMBERS.                    FOR       WITHHOLD    FOR ALL            MEMBERS.                    FOR       WITHHOLD    FOR ALL
(See Nominee list on           ALL         ALL       EXCEPT*         (See Nominee list on           ALL         ALL       EXCEPT*
consolidated ballot.)                                                consolidated ballot.)

*EXCEPT____________________   [ ]         [ ]         [ ]            *EXCEPT____________________    [ ]         [ ]         [ ]

                               FOR       AGAINST     ABSTAIN                                        FOR       AGAINST     ABSTAIN
3. Amend the Articles of                                             3. Amend the Articles of
   Incorporation.             [ ]         [ ]         [ ]               Incorporation.             [ ]         [ ]         [ ]

4. Approve Service                                                   4. Approve Service
   Agreement.                 [ ]         [ ]         [ ]               Agreement.                 [ ]         [ ]         [ ]

                                                                     LABEL BELOW FOR MIS USE ONLY!
                                                                     M1197
                                                                     AMERICAN EXPRESS - AMERIPRISE
                                                                     AXP STOCK SERIES, INC
                                                                     RIVERSOURCE STOCK FUND
                                                                     ORIGINAL EZVOTE 10-06-05 KD
                                                                     DOREEN (AMEX-RIVERSOURCE STOCK EZVOTE 2006 DH)

                                                             AMEX Stock IND - DH

AXP(R) STOCK SERIES, INC.
 - RiverSource(SM) Stock Fund
   (formerly AXP Stock Fund)

PROXY STATEMENT

                                                               December 16, 2005

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR RIVERSOURCE MUTUAL FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT.

Q: WHAT ORGANIZATION CHANGES HAVE RECENTLY TAKEN PLACE?

On Sept. 30, Ameriprise Financial, Inc. (formerly American Express Financial Corporation) became an independent company from American Express. An affiliate of Ameriprise Financial, RiverSource Investments now serves as investment manager to your fund. As a result, your fund's name and the names of service providers to your fund have changed. Your statements should now reflect this new name and the funds are now listed under RiverSource in the newspaper.

Q: WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' votes for certain kinds of changes, like the ones included in this proxy statement. You have a right to vote on these changes either by mailing your proxy card, calling a toll-free number, responding by internet or attending the shareholder meeting.

Q: IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors ("Board") for RiverSource Funds has reviewed these changes and recommends you approve them, you have the right to voice your opinion. Until the Fund is sure that a quorum has been reached (50% of existing shares), it will continue to contact shareholders asking them to vote. These efforts cost money -- so please, vote immediately.

Q: WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The merger ("Reorganization") of RiverSource Stock Fund and RiverSource Disciplined Equity Fund.

-  Election of Board members.

- An amendment to the Fund's Articles of Incorporation to permit the Board to establish the minimum account value and to change the name of the corporation to "RiverSource" consistent with the names of the funds.

- An Investment Management Services Agreement ("IMS Agreement") with RiverSource Investments, LLC.

We encourage you to read the full text of the proxy statement to obtain a more detailed understanding of the issues.

Q: IF APPROVED, WHEN WILL THE MERGER HAPPEN?

If shareholders approve the merger, it will take place shortly after the shareholder meeting. In the interim, however, it will be important for the Fund to have a properly elected Board and an IMS Agreement that has been approved by shareholders.

Q: WHAT DO BOARD MEMBERS DO?

Board members represent the interests of the shareholders and oversee the management of the Fund.

Q: WHAT CHANGES ARE PROPOSED TO THE INVESTMENT MANAGEMENT SERVICES AGREEMENT?

In September, the Fund's investment manager, Ameriprise Financial, Inc. (formerly known as American Express Financial Corporation) was spun off from its parent company, American Express Company. The investment management functions were then moved to RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial. While this change did not cause a termination of the IMS Agreement, the Board determined that it would be prudent to give shareholders an opportunity to vote on the arrangement. The agreement also clarifies the circumstances under which the Board may change an index for purposes of calculating a performance incentive adjustment.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board recommends that you vote FOR each proposal.

Q: HOW DO I VOTE?

You can vote in one of four ways:

-  By mail with the enclosed proxy card

-  By telephone

-  By web site

-  In person at the meeting

Please refer to the enclosed voting instruction card for the telephone number and internet address.

Q: WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the issues described in the proxy statement or about voting procedures, please call your financial advisor or call client services toll free at (877) 256-6085.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  DEC. 16, 2005

                           AXP(R) GROWTH SERIES, INC.

                        RIVERSOURCE LARGE CAP EQUITY FUND

This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this Statement of Additional Information.

1. RiverSource Large Cap Equity Fund's most recent SAI, dated Oct. 3, 2005.

2. RiverSource Large Cap Equity Fund's most recent annual report, for the period ended July 31, 2005.

3. RiverSource New Dimensions Fund's most recent SAI, dated Oct. 3, 2005.

4. RiverSource New Dimensions Fund's most recent annual report, for the period ended July 31, 2005.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE NEW DIMENSIONS FUND

INTRODUCTION TO PROPOSED FUND MERGER

July 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending July 31, 2005. These statements have been derived from financial statements prepared for RiverSource Large Cap Equity Fund and RiverSource New Dimensions Fund as of July 31, 2005. RiverSource Large Cap Equity Fund invests primarily in equity securities with a market capitalization greater than $5 billion at the time of purchase. RiverSource New Dimensions Fund invests all of its assets in Growth Trends Portfolio, a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks showing potential for significant growth and operating in areas where economic or technological changes are occurring.

Under the proposed Agreement and Plan of Reorganization, Class A shares of the RiverSource New Dimensions Fund would be exchanged for Class A shares of the RiverSource Large Cap Equity Fund. Class B shares of the RiverSource New Dimensions Fund would be exchanged for Class B shares of the RiverSource Large Cap Equity Fund. Class C shares of the RiverSource New Dimensions Fund would be exchanged for Class C shares of the RiverSource Large Cap Equity Fund. Class I shares of the RiverSource New Dimensions Fund would be exchanged for Class I shares of the RiverSource Large Cap Equity Fund. Class Y shares of the RiverSource New Dimensions Fund would be exchanged for Class Y shares of the RiverSource Large Cap Equity Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Large Cap Equity Fund, as if the transaction had occurred at the beginning of the fiscal year ending July 31, 2005.

  2 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE NEW DIMENSIONS FUND

PRO FORMA COMBINING

STATEMENT OF ASSETS AND LIABILITIES

                                                        RIVERSOURCE       RIVERSOURCE
                                                         LARGE CAP       NEW DIMENSIONS        PRO FORMA            PRO FORMA
JULY 31, 2005 (Unaudited)                               EQUITY FUND           FUND            ADJUSTMENTS           COMBINED
----------------------------------------------------  ---------------   ----------------   ----------------     -----------------
ASSETS
Investments in securities, at cost (Note 2)           $ 1,496,044,828   $             --   $ 10,117,675,481 (a) $  11,613,720,309
                                                      ---------------------------------------------------------------------------
Investments in securities, at value* (Note 2)         $ 1,593,969,074   $             --   $ 11,599,049,973 (a) $  13,193,019,047
Investment in Portfolio (Note 2)                                   --     11,522,269,040    (11,522,269,040)(a)                --
Foreign currency holdings (identified cost $5,524
   for RiverSource New Dimensions Fund) (Note 2)                   --                 --              6,033 (a)             6,033
Capital shares receivable                                     183,393            936,935                 --             1,120,328
Expense reimbursement receivable from Ameriprise
 Financial (Note 2)                                           854,035                 --           (854,035)(b)                --
Dividends and accrued interest receivable (Note 2)          1,474,567                 --          6,564,311 (a)         8,038,878
Receivable for investment securities sold (Note 2)         25,448,033                 --        134,153,505 (a)       159,601,538
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                            1,621,929,102     11,523,205,975        216,650,747        13,361,785,824
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Disbursements in excess of cash on demand deposit
 (Note 2)                                                     574,129                 --          3,209,619 (a)         3,783,748
Capital shares payable                                        233,627            975,810                 --             1,209,437
Payable for investment securities purchased (Note 2)       32,555,009                 --        139,724,399 (a)       172,279,408
Payable upon return of securities loaned (Note 2)          34,147,000                 --         64,419,582 (a)        98,566,582
Accrued investment management services fee (Note 2)            25,327                 --          3,779,086 (a),        3,804,413
                                                                                                            (c)
Accrued distribution fee                                       20,384            104,227                 --               124,611
Accrued service fee                                                 1              7,072                 --                 7,073
Accrued transfer agency fee                                     5,066              7,488                 --                12,554
Accrued administrative services fee (Note 2)                    2,066             11,218          3,249,409 (d)         3,262,693
Other accrued expenses (Note 2)                               290,046            737,043            691,017 (a),        1,718,106
                                                                                                            (b),
                                                                                                            (e),
                                                                                                            (f),
                                                                                                            (g)
Options contracts written, at value (premiums
  received $6,283,012 for RiverSource New Dimensions
  Fund) (Note 2)                                                   --                 --          9,529,493 (a)         9,529,493
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          67,852,655          1,842,858        224,602,605           294,298,118
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock    $ 1,554,076,447   $ 11,521,363,117   $     (7,951,858)    $  13,067,487,706
=================================================================================================================================

REPRESENTED BY
Capital stock -- $.01 par value (Note 3)              $     2,973,060   $      4,847,114   $     17,104,834     $      24,925,008
Additional paid-in capital (Note 3)                     2,430,766,764      9,354,954,421        (17,104,834)       11,768,616,351
Undistributed (excess of distributions over) net
 investment income (Note 2)                                 4,353,601         19,084,775         (7,951,858)           15,486,518
Accumulated net realized gain (loss)                     (981,941,224)       664,348,286                 --          (317,592,938)
Unrealized appreciation (depreciation) on
 investments and on translation of assets and
 liabilities in foreign currencies                         97,924,246      1,478,128,521                 --         1,576,052,767
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
 outstanding capital stock                            $ 1,554,076,447   $ 11,521,363,117   $     (7,951,858)    $  13,067,487,706
=================================================================================================================================
Net assets applicable to
 outstanding shares:                 Class A          $ 1,030,109,387   $  6,845,241,780   $     (4,724,475)    $   7,870,626,692
                                     Class B          $   471,864,336   $  2,003,569,556   $     (1,382,831)    $   2,474,051,061
                                     Class C          $     9,284,115   $     45,662,322   $        (31,515)    $      54,914,922
                                     Class I          $    42,610,172   $     69,748,064   $        (48,139)    $     112,310,097
                                     Class Y          $       208,437   $  2,557,141,395   $     (1,764,898)    $   2,555,584,934
Shares outstanding (Note 3):         Class A shares       195,824,050        285,315,473                 --         1,496,302,625
                                     Class B shares        91,616,485         88,486,457                 --           480,390,606
                                     Class C shares         1,799,299          2,019,120                 --            10,642,479
                                     Class I shares         8,026,676          2,889,590                 --            21,152,839
                                     Class Y shares            39,442        106,000,741                 --           484,012,263
Net asset value per share of
 outstanding capital stock:          Class A          $          5.26   $          23.99   $             --     $            5.26
                                     Class B          $          5.15   $          22.64   $             --     $            5.15
                                     Class C          $          5.16   $          22.61   $             --     $            5.16
                                     Class I          $          5.31   $          24.14   $             --     $            5.31
                                     Class Y          $          5.28   $          24.12   $             --     $            5.28
---------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 2)     $    32,867,866   $             --   $     60,816,462(a)  $      93,684,328
---------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to pro forma financial statements.

              AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND - 3

RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE NEW DIMENSIONS FUND

PRO FORMA COMBINING

STATEMENT OF OPERATIONS

                                                        RIVERSOURCE       RIVERSOURCE
                                                         LARGE CAP       NEW DIMENSIONS        PRO FORMA            PRO FORMA
YEAR ENDED JULY 31, 2005 (Unaudited)                    EQUITY FUND           FUND            ADJUSTMENTS           COMBINED
----------------------------------------------------  ---------------   ----------------   ----------------     -----------------
INVESTMENT INCOME
Income:
Dividends                                             $    31,753,996   $    233,044,387   $             --     $     264,798,383
Interest                                                      871,611         12,020,030                 --            12,891,641
Fee income from securities lending                            227,206            320,444                 --               547,650
   Less foreign taxes withheld                               (304,627)          (442,235)                --              (746,862)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                               32,548,186        244,942,626                 --           277,490,812
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Expenses allocated from Portfolio (Note 2)                         --         62,533,534        (62,533,534)(a)                --
Investment management services fee (Note 2)                 9,680,873                 --         64,507,211 (a),       74,188,084
                                                                                                            (c)
Distribution fee
   Class A                                                  2,866,767         20,565,923                 --            23,432,690
   Class B                                                  5,272,525         24,839,333                 --            30,111,858
   Class C                                                    101,520            559,396                 --               660,916
Transfer agency fee                                         3,572,606         22,354,541                 --            25,927,147
Incremental transfer agency fee
   Class A                                                    253,892          1,352,830                 --             1,606,722
   Class B                                                    214,592          1,005,784                 --             1,220,376
   Class C                                                      4,181             26,158                 --                30,339
Service fee -- Class Y                                          3,664          2,800,648                 --             2,804,312
Administrative services fees and expenses (Note 2)            860,387          4,756,123          3,249,409 (d)         8,865,919
Custodian fees (Note 2)                                       296,060                 --            803,940 (a),        1,100,000
                                                                                                            (e)
Compensation of board members (Note 2)                         17,545             32,620             39,835 (a),           90,000
                                                                                                            (f)
Printing and postage                                          626,976          3,426,659                 --             4,053,635
Registration fees                                              42,760             92,530                 --               135,290
Audit fees (Note 2)                                            30,000             12,500              7,500 (a),           50,000
                                                                                                            (g)
Other (Note 2)                                                 67,503            233,261            499,085 (a)           799,849
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             23,911,851        144,591,840          6,573,446           175,077,137
  Expenses waived/reimbursed by RiverSource
   Investments, LLC (Note 2)                                 (859,581)          (522,229)         1,381,810 (b)                --
---------------------------------------------------------------------------------------------------------------------------------
                                                           23,052,270        144,069,611          7,955,256           175,077,137
   Earnings credits on cash balances (Note 2)                 (59,729)                --             (3,398)(a)           (63,127)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                         22,992,541        144,069,611          7,951,858           175,014,010
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                              9,555,645        100,873,015         (7,951,858)          102,476,802
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)-- NET

Net realized gain (loss) on:
   Security transactions                                   81,303,618        757,404,472                 --           838,708,090
   Foreign currency transactions                               (8,433)          (554,419)                --              (562,852)
   Futures contracts                                               --         (1,726,839)                --            (1,726,839)
   Options contracts written                                       --           (427,448)                --              (427,448)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                    81,295,185        754,695,766                 --           835,990,951
Net change in unrealized appreciation (depreciation)
 on investments and on translation of assets and
 liabilities in foreign currencies                        128,747,672        158,658,167                 --           287,405,839
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies     210,042,857        913,353,933                 --         1,123,396,790
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                           $   219,598,502   $  1,014,226,948   $     (7,951,858)    $   1,225,873,592
=================================================================================================================================

See accompanying notes to pro forma financial statements.

  4 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE LARGE CAP EQUITY FUND

RIVERSOURCE NEW DIMENSIONS FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Unaudited as to July 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending July 31, 2005. These statements have been derived from financial statements prepared for the RiverSource Large Cap Equity Fund and RiverSource New Dimensions Fund as of July 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource Large Cap Equity Fund invests primarily in equity securities with a market capitalization greater than $5 billion at the time of purchase.

RiverSource New Dimensions Fund invests all of its assets in Growth Trends Portfolio, a series of Growth Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource New Dimensions Fund in exchange for Class A, B, C, I and Y shares of RiverSource Large Cap Equity Fund under U.S. generally accepted accounting principles. The pro forma statements also reflect changes needed regarding the change in structure of RiverSource New Dimensions Fund. Finally, the pro forma statements reflect estimates for the combined RiverSource Large Cap Equity Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Large Cap Equity Fund, as if the transaction had occurred at the beginning of the year presented.

2. PRO FORMA ADJUSTMENTS

(a) To reflect adjustments needed regarding the change in structure of RiverSource New Dimensions Fund from a feeder fund presentation into a reporting format comparable with the accounting survivor.
(b) To adjust for the termination of the agreement that RiverSource Investments and its affiliates would waive certain fees and absorb certain expenses.
(c) To reflect the increase in investment management services fee due to the Reorganization.
(d) To reflect the decrease in administrative services fees due to the Reorganization and to include the increase due to the revised administrative services agreement.
(e)  To reflect the decrease in custodian fees due to the Reorganization.
(f) To adjust for the change in the compensation of board members due to the Reorganization.
(g)  To reflect the reduction in audit fees due to the Reorganization.

3. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional
Class A, Class B, Class C, Class I and Class Y shares of RiverSource Large Cap Equity Fund if the reorganization were to have taken place on July 31, 2005. The pro forma number of Class A shares outstanding of 1,496,302,625 consists of 1,300,478,575 shares assumed to be issued to Class A shareholders of the RiverSource New Dimensions Fund, plus 195,824,050 Class A shares of the RiverSource Large Cap Equity Fund outstanding as of July 31, 2005. The pro forma number of Class B shares outstanding of 480,390,606 consists of 388,774,121 shares assumed to be issued to Class B shareholders of the RiverSource New Dimensions Fund, plus 91,616,485 Class B shares of the RiverSource Large Cap Equity Fund outstanding as of July 31, 2005. The pro forma number of Class C shares outstanding of 10,642,479 consists of 8,843,180 shares assumed to be issued to Class C shareholders of the RiverSource New Dimensions Fund, plus 1,799,299 Class C shares of the RiverSource Large Cap Equity Fund outstanding as of July 31, 2005. The pro forma number of Class I shares outstanding of 21,152,839 consists of 13,126,163 shares assumed to be issued to Class I shareholders of the RiverSource New Dimensions Fund, plus 8,026,676 Class I shares of the RiverSource Large Cap Equity Fund outstanding as of July 31, 2005. The pro forma number of Class Y shares outstanding of 484,012,263 consists of 483,972,821 shares assumed to be issued to Class Y shareholders of the RiverSource New Dimensions Fund, plus 39,442 Class Y shares of the RiverSource Large Cap Equity Fund outstanding as of July 31, 2005.

              AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND - 5

COMBINED INVESTMENTS IN SECURITIES

RiverSource Large Cap Equity Fund

JULY 31, 2005 (Unaudited)
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (97.5%)

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
AEROSPACE & DEFENSE (6.2%)
Boeing                                      132,630     5,439,893     5,572,523      $  8,754,907  $ 359,087,337  $ 367,842,244
Empresa Brasileira de Aeronautica ADR       119,302            --       119,302(c)      3,858,227             --      3,858,227
General Dynamics                             12,727            --        12,727         1,466,023             --      1,466,023
Goodrich                                    116,774            --       116,774         5,166,082             --      5,166,082
Honeywell Intl                              210,201            --       210,201         8,256,695             --      8,256,695
Lockheed Martin                             137,816     2,057,720     2,195,536         8,599,718    128,401,728    137,001,446
Northrop Grumman                             80,844     1,000,000     1,080,844         4,482,800     55,450,000     59,932,800
United Technologies                         158,889     4,368,984     4,527,873         8,055,672    221,507,489    229,563,161
                                                                                     ------------------------------------------
Total                                                                                  48,640,124    764,446,554    813,086,678
-------------------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS (--%)
Johnson Controls                              8,639            --         8,639           496,224             --        496,224
Lear                                         11,436            --        11,436           489,118             --        489,118
                                                                                     ------------------------------------------
Total                                                                                     985,342             --        985,342
-------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES (--%)
Ford Motor                                   85,134            --        85,134           914,339             --        914,339
General Motors                               64,760            --        64,760(e)      2,384,463             --      2,384,463
Harley-Davidson                              13,137            --        13,137           698,757             --        698,757
                                                                                     ------------------------------------------
Total                                                                                   3,997,559             --      3,997,559
-------------------------------------------------------------------------------------------------------------------------------
BEVERAGES (2.2%)
Coca-Cola                                    18,776            --        18,776           821,638             --        821,638
Coca-Cola Enterprises                        42,291            --        42,291           993,839             --        993,839
PepsiCo                                     245,882     5,000,000     5,245,882        13,407,945    272,650,000    286,057,945
                                                                                     ------------------------------------------
Total                                                                                  15,223,422    272,650,000    287,873,422
-------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (4.5%)
Amgen                                       162,488     3,463,407     3,625,895(b)     12,958,418    276,206,708    289,165,126
Biogen Idec                                  68,514       800,000       868,514(b,d)    2,691,915     31,432,000     34,123,915
Genentech                                    65,830     1,000,000     1,065,830(b,d)    5,880,594     89,330,000     95,210,594
Genzyme                                          --     1,100,000     1,100,000(b)             --     81,851,000     81,851,000
Gilead Sciences                              53,201     1,800,000     1,853,201(b)      2,383,937     80,658,000     83,041,937
                                                                                     ------------------------------------------
Total                                                                                  23,914,864    559,477,708    583,392,572
-------------------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS (0.1%)
American Standard Companies                  27,504       361,948       389,452         1,217,877     16,027,057     17,244,934
Masco                                        44,839            --        44,839         1,520,491             --      1,520,491
                                                                                     ------------------------------------------
Total                                                                                   2,738,368     16,027,057     18,765,425
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (2.1%)
Bank of New York                            107,433            --       107,433(b)      3,306,788             --      3,306,788
Charles Schwab                                   --    17,272,001    17,272,001                --    236,626,414    236,626,414
E*TRADE Financial                           107,034            --       107,034         1,660,097             --      1,660,097
Franklin Resources                           74,301            --        74,301         6,005,007             --      6,005,007
Investors Financial Services                207,410            --       207,410         7,139,052             --      7,139,052
Legg Mason                                   11,332            --        11,332         1,157,564             --      1,157,564
Lehman Brothers Holdings                     50,518            --        50,518         5,310,957             --      5,310,957
Merrill Lynch & Co                           52,867            --        52,867         3,107,522             --      3,107,522
Morgan Stanley                              191,367            --       191,367        10,152,019             --     10,152,019
National Financial Partners                  10,574            --        10,574           478,474             --        478,474
Nomura Holdings                              97,200            --        97,200(c)      1,150,616             --      1,150,616
State Street                                 88,509            --        88,509         4,402,438             --      4,402,438
                                                                                     ------------------------------------------
Total                                                                                  43,870,534    236,626,414    280,496,948
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to combined investments in securities.

  6 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
CHEMICALS (1.7%)
Dow Chemical                                195,329            --       195,329      $  9,366,026  $          --  $   9,366,026
Eastman Chemical                             18,408            --        18,408         1,019,619             --      1,019,619
El du Pont de Nemours & Co                   41,999     4,829,004     4,871,003         1,792,517    206,101,891    207,894,408
Lyondell Chemical                            46,581            --        46,581         1,301,473             --      1,301,473
Monsanto                                     54,927            --        54,927         3,700,432             --      3,700,432
RPM Intl                                     27,333            --        27,333           512,494             --        512,494
                                                                                     ------------------------------------------
Total                                                                                  17,692,561    206,101,891    223,794,452
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS (2.5%)
Bank of America                             632,640     5,000,000     5,632,640        27,583,104    218,000,000    245,583,104
Commerce Bancorp                            108,171       842,027       950,198(e)      3,670,242     28,569,976     32,240,218
Fifth Third Bancorp                          26,291            --        26,291         1,133,142             --      1,133,142
ICICI Bank ADR                               38,269            --        38,269(c)      1,010,684             --      1,010,684
PNC Financial Services Group                 82,245            --        82,245         4,508,671             --      4,508,671
Regions Financial                            23,288            --        23,288           783,408             --        783,408
US Bancorp                                  160,442       522,018       682,460         4,822,887     15,691,861     20,514,748
Wachovia                                    199,329            --       199,329        10,042,195             --     10,042,195
Wells Fargo & Co                            230,404            --       230,404        14,132,981             --     14,132,981
Western Alliance Bancorp                        304            --           304(b)          9,394             --          9,394
                                                                                     ------------------------------------------
Total                                                                                  67,696,708    262,261,837    329,958,545
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                               20,285            --        20,285         1,149,551             --      1,149,551
Career Education                             15,200            --        15,200(b)        589,608             --        589,608
Cendant                                     693,946            --       693,946        14,822,687             --     14,822,687
Waste Management                                 --       424,994       424,994                --     11,950,831     11,950,831
                                                                                     ------------------------------------------
Total                                                                                  16,561,846     11,950,831     28,512,677
-------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (4.6%)
CIENA                                       658,925            --       658,925(b)      1,475,992             --      1,475,992
Cisco Systems                               606,218    10,912,340    11,518,558(b)     11,609,075    208,971,311    220,580,386
Corning                                      94,665            --        94,665(b)      1,803,368             --      1,803,368
Motorola                                    291,050    15,843,471    16,134,521         6,164,439    335,564,715    341,729,154
Nokia ADR                                 1,064,288       756,166     1,820,454(c)     16,975,394     12,060,848     29,036,242
QUALCOMM                                     55,709            --        55,709         2,199,948             --      2,199,948
                                                                                     ------------------------------------------
Total                                                                                  40,228,216    556,596,874    596,825,090
-------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (7.6%)
Apple Computer                                   --     5,500,000     5,500,000(b,d)           --    234,575,000    234,575,000
Brocade Communications Systems              330,190            --       330,190         1,479,251             --      1,479,251
Dell                                        543,394     5,163,772     5,707,166(b)     21,991,156    208,977,853    230,969,009
EMC                                         626,589    21,116,129    21,742,718(b)      8,578,003    289,079,806    297,657,809
Hewlett-Packard                             519,650            --       519,650        12,793,783             --     12,793,783
Intl Business Machines                      151,477            --       151,477        12,642,270             --     12,642,270
NCR                                              --     5,371,843     5,371,843(b)             --    186,456,671    186,456,671
SanDisk                                          --       429,661       429,661(b)             --     14,531,135     14,531,135
                                                                                     ------------------------------------------
Total                                                                                  57,484,463    933,620,465    991,104,928
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE (0.1%)
Capital One Financial                        98,291            --        98,291         8,109,007             --      8,109,007
First Marblehead                             41,434            --        41,434(b)      1,439,832             --      1,439,832
MBNA                                        185,929            --       185,929         4,677,974             --      4,677,974
                                                                                     ------------------------------------------
Total                                                                                  14,226,813             --     14,226,813
-------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (--%)
Temple-Inland                                57,494            --        57,494         2,287,686             --      2,287,686
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS (--%)
Genuine Parts                                 8,142            --         8,142           372,822             --        372,822
-------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

               AXP GROWTH SERIES, INC.-- RIVERSOURCE LARGE CAP EQUITY FUND - 7

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
DIVERSIFIED FINANCIAL SERVICES (2.5%)
CapitalSource                                    --     1,200,151     1,200,151(b,e) $         --  $  23,498,957  $  23,498,957
Citigroup                                   595,194     4,393,640     4,988,834        25,890,939    191,123,340    217,014,279
Consumer Discretionary Select
Sector SPDR Fund                            148,564            --       148,564         5,149,228             --      5,149,228
Energy Select Sector SPDR Fund              285,008            --       285,008(e)     13,566,381             --     13,566,381
Health Care Select Sector SPDR Fund         276,173            --       276,173         8,762,969             --      8,762,969
Industrial Select Sector SPDR Fund          291,477            --       291,477(e)      8,898,793             --      8,898,793
iShares Dow Jones US Healthcare
Sector Index Fund                           141,848            --       141,848         8,916,565             --      8,916,565
JPMorgan Chase & Co                         414,710            --       414,710        14,572,909             --     14,572,909
Materials Select Sector SPDR Fund           332,618            --       332,618(e)      9,526,180             --      9,526,180
Utilities Select Sector SPDR Fund           348,316            --       348,316(e)     11,240,157             --     11,240,157
                                                                                     ------------------------------------------
Total                                                                                 106,524,121    214,622,297    321,146,418
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES (1.7%)
ALLTEL                                       93,518            --        93,518         6,218,947             --      6,218,947
BellSouth                                   188,312            --       188,312         5,197,411             --      5,197,411
Citizens Communications                      39,163            --        39,163           514,602             --        514,602
KT ADR                                       63,547            --        63,547(c)      1,406,931             --      1,406,931
MCI                                         138,857            --       138,857         3,543,631             --      3,543,631
SBC Communications                          581,756            --       581,756        14,223,934             --     14,223,934
Sprint Nextel                             2,659,750     4,000,000     6,659,750        71,547,274    107,600,000    179,147,274
Telewest Global                             601,498            --       601,498(b,c)   13,437,465             --     13,437,465
Verizon Communications                      107,110            --       107,110         3,666,375             --      3,666,375
                                                                                     ------------------------------------------
Total                                                                                 119,756,570    107,600,000    227,356,570
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (0.1%)
Entergy                                      42,775            --        42,775         3,333,884             --      3,333,884
Exelon                                      113,730            --       113,730         6,086,830             --      6,086,830
FPL Group                                    37,773            --        37,773         1,628,772             --      1,628,772
PPL                                          27,194            --        27,194         1,674,607             --      1,674,607
Southern                                    120,771            --       120,771         4,225,777             --      4,225,777
TXU                                           9,907            --         9,907           858,342             --        858,342
Xcel Energy                                  49,501            --        49,501           960,814             --        960,814
                                                                                     ------------------------------------------
Total                                                                                  18,769,026             --     18,769,026
-------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT (--%)
Emerson Electric                             19,489            --        19,489         1,282,376             --      1,282,376
-------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS (--%)
Flextronics Intl                            177,295            --       177,295(b,c)    2,400,575             --      2,400,575
Solectron                                   418,329            --       418,329(b)      1,606,383             --      1,606,383
                                                                                     ------------------------------------------
Total                                                                                   4,006,958             --      4,006,958
-------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (3.1%)
Cooper Cameron                               18,622            --        18,622(b)      1,321,790             --      1,321,790
GlobalSantaFe                                    --       295,746       295,746                --     13,305,613     13,305,613
Halliburton                                  86,399     2,000,000     2,086,399         4,842,663    112,100,000    116,942,663
Schlumberger                                 48,563     1,500,000     1,548,563         4,066,666    125,610,000    129,676,666
Transocean                                   49,698     2,500,000     2,549,698(b)      2,804,458    141,075,000    143,879,458
Weatherford Intl                             31,022            --        31,022(b)      1,963,072             --      1,963,072
                                                                                     ------------------------------------------
Total                                                                                  14,998,649    392,090,613    407,089,262
-------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING (1.5%)
CVS                                         121,638            --       121,638         3,774,427             --      3,774,427
Safeway                                          --     5,718,860     5,718,860                --    138,968,298    138,968,298
Wal-Mart Stores                             291,079            --       291,079        14,364,749             --     14,364,749
Whole Foods Market                               --       300,000       300,000                --     40,953,000     40,953,000
                                                                                     ------------------------------------------
Total                                                                                  18,139,176    179,921,298    198,060,474
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to combined investments in securities.

  8 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
FOOD PRODUCTS (0.1%)
General Mills                                50,591            --        50,591      $  2,398,013  $          --  $   2,398,013
Kellogg                                     235,450            --       235,450        10,668,240             --     10,668,240
                                                                                     ------------------------------------------
Total                                                                                  13,066,253             --     13,066,253
-------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES (--%)
ONEOK                                        48,928            --        48,928         1,710,034             --      1,710,034
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &
SUPPLIES (2.3%)
Alcon                                         9,300       550,000       559,300(c,d)    1,065,315     63,002,500     64,067,815
Baxter Intl                                 189,390            --       189,390         7,437,346             --      7,437,346
Boston Scientific                            84,706            --        84,706(b)      2,452,239             --      2,452,239
Guidant                                      99,243            --        99,243         6,827,918             --      6,827,918
Hospira                                      40,635            --        40,635(b)      1,554,289             --      1,554,289
Medtronic                                   102,643     2,809,717     2,912,360         5,536,563    151,556,135    157,092,698
St. Jude Medical                                 --     1,300,000     1,300,000(b)             --     61,633,000     61,633,000
                                                                                     ------------------------------------------
Total                                                                                  24,873,670    276,191,635    301,065,305
-------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &
SERVICES (4.1%)
Aetna                                        21,998            --        21,998         1,702,645             --      1,702,645
AmerisourceBergen                            16,474            --        16,474         1,182,668             --      1,182,668
Cardinal Health                             170,032            --       170,032        10,130,507             --     10,130,507
Caremark Rx                                      --     2,996,491     2,996,491(b)             --    133,583,569    133,583,569
CIGNA                                        16,885            --        16,885         1,802,474             --      1,802,474
HCA                                         242,155     1,037,600     1,279,755        11,926,134     51,101,800     63,027,934
HealthSouth                                 196,272            --       196,272(b)      1,052,018             --      1,052,018
Magellan Health Services                     69,925            --        69,925(b)      2,504,714             --      2,504,714
McKesson                                     21,072            --        21,072           948,240             --        948,240
Medco Health Solutions                       76,317            --        76,317(b)      3,696,795             --      3,696,795
UnitedHealth Group                          157,393     5,866,983     6,024,376         8,231,654    306,843,211    315,074,865
WellPoint                                     6,526            --         6,526(b)        461,649             --        461,649
                                                                                     ------------------------------------------
Total                                                                                  43,639,498    491,528,580    535,168,078
-------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (2.2%)
Applebee's Intl                              64,208            --        64,208         1,702,154             --      1,702,154
Carnival Unit                                    --     3,600,000     3,600,000                --    188,640,000    188,640,000
GTECH Holdings                               32,726            --        32,726           980,471             --        980,471
Royal Caribbean Cruises                          --       593,200       593,200                --     26,960,940     26,960,940
Starbucks                                        --     1,200,000     1,200,000(b)             --     63,060,000     63,060,000
                                                                                     ------------------------------------------
Total                                                                                   2,682,625    278,660,940    281,343,565
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES (2.1%)
Centex                                        5,650            --         5,650           417,987             --        417,987
DR Horton                                        --       424,590       424,590                --     17,442,157     17,442,157
Fortune Brands                                6,614            --         6,614           625,354             --        625,354
Harman Intl Inds                              1,881            --         1,881           161,672             --        161,672
Leggett & Platt                              21,366            --        21,366           540,346             --        540,346
Pulte Homes                                   5,796     2,637,442     2,643,238           542,622    246,917,320    247,459,942
Sony                                         53,100            --        53,100(c)      1,752,522             --      1,752,522
Tempur-Pedic Intl                           164,977            --       164,977(b)      2,839,254             --      2,839,254
                                                                                     ------------------------------------------
Total                                                                                   6,879,757    264,359,477    271,239,234
-------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (3.2%)
Colgate-Palmolive                            98,478            --        98,478         5,213,425             --      5,213,425
Procter & Gamble                            360,305     6,771,048     7,131,353        20,043,767    376,673,400    396,717,167
Spectrum Brands                             610,210            --       610,210(b)     18,916,510             --     18,916,510
                                                                                     ------------------------------------------
Total                                                                                  44,173,702    376,673,400    420,847,102
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (3.1%)
3M                                           20,624            --        20,624         1,546,800             --      1,546,800
General Electric                            578,112    10,698,829    11,276,941        19,944,864    369,109,601    389,054,465
Tyco Intl                                   554,264            --       554,264(c)     16,888,424             --     16,888,424
                                                                                     ------------------------------------------
Total                                                                                  38,380,088    369,109,601    407,489,689
-------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

               AXP GROWTH SERIES, INC.-- RIVERSOURCE LARGE CAP EQUITY FUND - 9

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
INSURANCE (0.4%)
ACE                                         243,468            --       243,468(c)   $ 11,250,656  $          --  $  11,250,656
AFLAC                                        47,433            --        47,433         2,139,228             --      2,139,228
Allstate                                     20,165            --        20,165         1,235,308             --      1,235,308
American Intl Group                         455,744            --       455,744        27,435,789             --     27,435,789
Assurant                                     21,150            --        21,150           781,493             --        781,493
Chubb                                        64,770            --        64,770         5,752,871             --      5,752,871
Endurance Specialty Holdings                 36,019            --        36,019(c)      1,404,741             --      1,404,741
First American                               27,136            --        27,136         1,192,627             --      1,192,627
Hartford Financial Services Group            33,324            --        33,324         2,684,915             --      2,684,915
Montpelier Re Holdings                       12,101            --        12,101(c)        434,668             --        434,668
State Auto Financial                         77,788            --        77,788         2,446,433             --      2,446,433
United America Indemnity Cl A                 9,883            --         9,883(b,c)      181,155             --        181,155
                                                                                     ------------------------------------------
Total                                                                                  56,939,884             --     56,939,884
-------------------------------------------------------------------------------------------------------------------------------
INTERNET & Catalog Retail (0.9%)
Amazon.com                                       --       300,000       300,000(b)             --     13,551,000     13,551,000
eBay                                        115,102     2,364,395     2,479,497(b)      4,808,962     98,784,423    103,593,385
                                                                                     ------------------------------------------
Total                                                                                   4,808,962    112,335,423    117,144,385
-------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & Services (1.9%)
Google Cl A                                  34,413       331,914       366,327(b)      9,902,685     95,511,573    105,414,258
Yahoo!                                       64,892     4,183,556     4,248,448(b,e)    2,163,499    139,479,757    141,643,256
                                                                                     ------------------------------------------
Total                                                                                  12,066,184    234,991,330    247,057,514
-------------------------------------------------------------------------------------------------------------------------------
IT SERVICES (0.9%)
Accenture Cl A                               65,124            --        65,124(b,c)    1,630,705             --      1,630,705
Affiliated Computer Services Cl A            65,566            --        65,566(b)      3,276,333             --      3,276,333
Automatic Data Processing                    21,183            --        21,183           940,737             --        940,737
First Data                                    7,613       500,000       507,613           313,199     20,570,000     20,883,199
Fiserv                                           --       239,216       239,216(b)             --     10,614,014     10,614,014
Infosys Technologies ADR                      8,257     1,000,000     1,008,257(c,e)      587,733     71,180,000     71,767,733
Ness Technologies                            42,993            --        42,993(b,c)      429,930             --        429,930
Paychex                                      36,092            --        36,092         1,259,972             --      1,259,972
Satyam Computer Services ADR                 20,765            --        20,765(c)        593,464             --        593,464
                                                                                     ------------------------------------------
Total                                                                                   9,032,073    102,364,014    111,396,087
-------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & Products (--%)
Mattel                                       51,659            --        51,659           963,440             --        963,440
-------------------------------------------------------------------------------------------------------------------------------
MACHINERY (0.1%)
Caterpillar                                  62,655            --        62,655         3,377,731             --      3,377,731
Illinois Tool Works                          23,710            --        23,710         2,030,762             --      2,030,762
Ingersoll-Rand Cl A                          11,944            --        11,944(c)        933,662             --        933,662
ITT Inds                                      8,804            --         8,804           936,746             --        936,746
                                                                                     ------------------------------------------
Total                                                                                   7,278,901             --      7,278,901
-------------------------------------------------------------------------------------------------------------------------------
MEDIA (2.7%)
Clear Channel Communications                 25,453            --        25,453           830,786             --        830,786
Comcast Cl A                                339,366            --       339,366(b)     10,428,717             --     10,428,717
Comcast Special Cl A                        105,129     7,914,044     8,019,173(b)      3,153,870    237,421,320    240,575,190
DreamWorks Animation SKG Cl AF                   --       538,415       538,415(b)             --     12,679,673     12,679,673
EchoStar Communications Cl A                 32,363            --        32,363           929,465             --        929,465
Gannett                                      12,256            --        12,256           894,198             --        894,198
Liberty Global Cl A                          46,713            --        46,713(b)      2,216,065             --      2,216,065
Liberty Media Cl A                          482,881            --       482,881(b)      4,244,524             --      4,244,524
McGraw-Hill Companies                        17,243            --        17,243           793,350             --        793,350
News Corp Cl A                              120,527            --       120,527         1,974,232             --      1,974,232
NTL                                         712,427            --       712,427(b)     47,469,011             --     47,469,011
Omnicom Group                                 8,406            --         8,406           713,417             --        713,417

See accompanying notes to combined investments in securities.

  10 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
MEDIA (cont.)
Reader's Digest Assn                         33,909            --        33,909      $    550,682  $          --  $     550,682
Time Warner                                 361,370            --       361,370(b)      6,150,517             --      6,150,517
Tribune                                      72,919            --        72,919         2,661,544             --      2,661,544
Univision Communications Cl A                14,712            --        14,712(b)        416,055             --        416,055
Viacom Cl B                                 231,973            --       231,973         7,768,776             --      7,768,776
Vivendi Universal ADR                       346,059            --       346,059(c)     10,997,755             --     10,997,755
Walt Disney                                 208,297            --       208,297         5,340,735             --      5,340,735
                                                                                     ------------------------------------------
Total                                                                                 107,533,699    250,100,993    357,634,692
-------------------------------------------------------------------------------------------------------------------------------
METALS & MINING (0.1%)
Alcan                                        31,738            --        31,738(c)      1,072,110             --      1,072,110
Alcoa                                        79,085            --        79,085         2,218,334             --      2,218,334
Barrick Gold                                  3,921            --         3,921(c)         96,065             --         96,065
Coeur d'Alene Mines                         804,721            --       804,721(b)      2,856,760             --      2,856,760
Glamis Gold                                  48,447            --        48,447(b,c)      846,369             --        846,369
Harmony Gold Mining ADR                      72,268            --        72,268(c)        592,598             --        592,598
Kinross Gold                                111,924            --       111,924(b,c)      622,297             --        622,297
Newmont Mining                              168,531            --       168,531         6,328,338             --      6,328,338
PAN American Silver                           6,200            --         6,200(b,c)       98,270             --         98,270
Stillwater Mining                            48,183            --        48,183(b)        393,173             --        393,173
                                                                                     ------------------------------------------
Total                                                                                  15,124,314             --     15,124,314
-------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &
UNREGULATED POWER (1.8%)
Dominion Resources                           77,642     3,100,000     3,177,642         5,734,638    228,966,000    234,700,638
Duke Energy                                  43,153            --        43,153         1,274,740             --      1,274,740
                                                                                     ------------------------------------------
Total                                                                                   7,009,378    228,966,000    235,975,378
-------------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL (5.0%)
Dollar General                               30,530            --        30,530           620,370             --        620,370
Federated Dept Stores                        39,067     1,319,845     1,358,912         2,964,013    100,136,640    103,100,653
JC Penney                                    83,224            --        83,224         4,672,195             --      4,672,195
Kohl's                                       96,668            --        96,668(b)      5,447,242             --      5,447,242
Nordstrom                                        --     4,800,000     4,800,000                --    177,648,000    177,648,000
Target                                       98,138     6,000,000     6,098,138         5,765,608    352,500,000    358,265,608
                                                                                     ------------------------------------------
Total                                                                                  19,469,428    630,284,640    649,754,068
-------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS (0.2%)
Xerox                                       103,982     1,517,773     1,621,755(b)      1,373,602     20,049,781     21,423,383
-------------------------------------------------------------------------------------------------------------------------------
OIL & GAS (7.0%)
Anadarko Petroleum                          108,326            --       108,326         9,570,602             --      9,570,602
Apache                                           --     3,151,001     3,151,001                --    215,528,468    215,528,468
BP ADR                                       70,751            --        70,751(c)      4,661,076             --      4,661,076
Burlington Resources                         10,437       400,000       410,437           669,116     25,644,000     26,313,116
Chesapeake Energy                                --     1,020,682     1,020,682                --     26,650,007     26,650,007
Chevron                                     293,190            --       293,190        17,007,952             --     17,007,952
ConocoPhillips                              320,951     2,942,107     3,263,058        20,088,323    184,146,477    204,234,800
Devon Energy                                 38,197            --        38,197         2,142,470             --      2,142,470
Exxon Mobil                                 588,282     4,408,270     4,996,552        34,561,568    258,985,863    293,547,431
Marathon Oil                                 32,585            --        32,585         1,901,661             --      1,901,661
Murphy Oil                                       --     1,200,000     1,200,000                --     63,648,000     63,648,000
Newfield Exploration                         52,031            --        52,031(b)      2,210,797             --      2,210,797
Occidental Petroleum                         16,023            --        16,023         1,318,372             --      1,318,372
Royal Dutch Shell Cl A ADR                   21,960            --        21,960(b,c)    1,345,709             --      1,345,709
Suncor Energy                                    --     1,000,000     1,000,000(c)             --     48,900,000     48,900,000
Valero Energy                                24,935            --        24,935         2,064,119             --      2,064,119
                                                                                     ------------------------------------------
Total                                                                                  97,541,765    823,502,815    921,044,580
-------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

              AXP GROWTH SERIES, INC.-- RIVERSOURCE LARGE CAP EQUITY FUND - 11

ISSUER                                    SHARES        SHARES        SHARES           VALUE(a)       VALUE(a)       VALUE(a)

                                        RIVERSOURCE     GROWTH                       RIVER SOURCE     GROWTH
                                        LARGE CAP       TRENDS      PRO FORMA          LARGE CAP      TRENDS        PRO FORMA
                                       EQUITY FUND    PORTFOLIO      COMBINED         EQUITY FUND    PORTFOLIO       COMBINED
-------------------------------------  ------------  ------------  ------------      ------------  -------------  -------------
PAPER & FOREST PRODUCTS (--%)
Bowater                                      50,701            --        50,701      $  1,714,201  $          --  $   1,714,201
Intl Paper                                   75,200            --        75,200         2,376,320             --      2,376,320
Weyerhaeuser                                 24,409            --        24,409         1,683,733             --      1,683,733
                                                                                     ------------------------------------------
Total                                                                                   5,774,254             --      5,774,254
-------------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS (0.2%)
Avon Products                               189,783            --       189,783         6,207,802             --      6,207,802
Gillette                                    346,990            --       346,990        18,622,953             --     18,622,953
                                                                                     ------------------------------------------
Total                                                                                  24,830,755             --     24,830,755
-------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS (7.1%)
Abbott Laboratories                         156,775     2,500,000     2,656,775         7,310,418    116,575,000    123,885,418
AstraZeneca                                  19,021            --        19,021(c)        859,585             --        859,585
Bristol-Myers Squibb                        268,789            --       268,789         6,714,349             --      6,714,349
Eli Lilly & Co                               51,687       600,000       651,687         2,911,012     33,792,000     36,703,012
GlaxoSmithKline ADR                          59,322            --        59,322(c)      2,814,236             --      2,814,236
IVAX                                            200            --           200(b)          5,096             --          5,096
Johnson & Johnson                           281,978     4,544,890     4,826,868        18,035,313    290,691,164    308,726,477
Merck & Co                                  179,853            --       179,853         5,586,234             --      5,586,234
Novartis ADR                                146,528     2,500,000     2,646,528(c)      7,137,379    121,775,000    128,912,379
Pfizer                                    1,128,684     5,394,772     6,523,456        29,910,125    142,961,458    172,871,583
Roche Holding ADR                            32,920            --        32,920(c)      4,464,695             --      4,464,695
Schering-Plough                             259,205     3,200,084     3,459,289         5,396,648     66,625,749     72,022,397
Sepracor                                         --     1,000,000     1,000,000(b)             --     52,350,000     52,350,000
Wyeth                                       141,770            --       141,770         6,485,978             --      6,485,978
                                                                                     ------------------------------------------
Total                                                                                  97,631,068    824,770,371    922,401,439
-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (0.1%)
Apartment Investment
& Management Cl A                            31,892            --        31,892         1,403,248             --      1,403,248
Equity Office Properties Trust              100,035            --       100,035         3,546,240             --      3,546,240
HomeBanc                                    360,044            --       360,044         3,261,999             --      3,261,999
Jer Investors Trust                          30,271            --        30,271(b)        559,408             --        559,408
                                                                                     ------------------------------------------
Total                                                                                   8,770,895             --      8,770,895
-------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL (--%)
Norfolk Southern                             24,962            --        24,962           928,836             --        928,836
-------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT (4.3%)
Analog Devices                               72,157            --        72,157         2,828,554             --      2,828,554
Applied Materials                            68,848            --        68,848         1,270,934             --      1,270,934
ASML Holding                                 31,984            --        31,984(b,c)      562,918             --        562,918
ATI Technologies                             42,191            --        42,191(b,c)      531,185             --        531,185
Broadcom Cl A                               108,532            --       108,532(b)      4,641,914             --      4,641,914
Credence Systems                             69,912            --        69,912(b)        761,342             --        761,342
Cypress Semiconductor                       157,828            --       157,828(b)      2,266,410             --      2,266,410
Freescale Semiconductor Cl A                292,496            --       292,496(b)      7,464,498             --      7,464,498
Freescale Semiconductor Cl B                143,448            --       143,448(b)      3,693,786             --      3,693,786
Intel                                       719,479    12,847,325    13,566,804        19,526,660    348,676,401    368,203,061
Linear Technology                            47,007            --        47,007         1,826,692             --      1,826,692
Maxim Integrated Products                    15,453            --        15,453           647,017             --        647,017
MEMC Electronic Materials                   104,056            --       104,056(b)      1,767,911             --      1,767,911
Texas Instruments                           228,088     5,000,000     5,228,088         7,244,075    158,800,000    166,044,075
                                                                                     ------------------------------------------
Total                                                                                  55,033,896    507,476,401    562,510,297
-------------------------------------------------------------------------------------------------------------------------------
SOFTWARE (3.7%)
Adobe Systems                                 3,883            --         3,883           115,092             --        115,092
Amdocs                                           --       380,295       380,295(b,c)           --     11,290,959     11,290,959
Autodesk                                         --     2,500,000     2,500,000                --     85,475,000     85,475,000
Cadence Design Systems                      118,643            --       118,643(b)      1,908,966             --      1,908,966

See accompanying notes to combined investments in securities.

  12 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

ISSUER                                  SHARES        SHARES       SHARES            VALUE(a)         VALUE(a)         VALUE(a)

                                      RIVERSOURCE
                                       LARGE CAP      GROWTH                       RIVER SOURCE       GROWTH
                                         EQUITY       TRENDS     PRO FORMA          LARGE CAP         TRENDS          PRO FORMA
                                          FUND      PORTFOLIO     COMBINED         EQUITY FUND       PORTFOLIO        COMBINED
------------------------------------  -----------  ------------  ----------      ---------------  ---------------  ---------------
SOFTWARE (cont.)
Citrix Systems                              4,510            --       4,510(b)   $       107,473  $            --  $       107,473
Compuware                                  19,746            --      19,746(b)           166,459               --          166,459
Electronic Arts                            39,090            --      39,090(b)         2,251,584               --        2,251,584
Macromedia                                 12,986            --      12,986(b)           521,388               --          521,388
Mercury Interactive                        64,752            --      64,752(b)         2,549,286               --        2,549,286
Microsoft                                 755,127    11,239,975  11,995,102           19,338,802      287,855,759      307,194,561
Novell                                     43,447            --      43,447(b)           264,158               --          264,158
Oracle                                    471,834            --     471,834(b)         6,407,506               --        6,407,506
Siebel Systems                            309,488            --     309,488            2,599,699               --        2,599,699
Symantec                                  147,649     2,880,000   3,027,649(b)         3,243,849       63,273,600       66,517,449
                                                                                 -------------------------------------------------
Total                                                                                 39,474,262      447,895,318      487,369,580
----------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL (1.5%)
AutoZone                                    3,207            --       3,207(b)           312,490               --          312,490
Advance Auto Parts                             --       561,009     561,009(b)                --       38,687,181       38,687,181
Bed Bath & Beyond                          14,246            --      14,246(b)           653,891               --          653,891
Best Buy                                   29,035            --      29,035            2,224,081               --        2,224,081
Circuit City Stores                        12,197            --      12,197              222,595               --          222,595
Gap                                        51,591            --      51,591            1,089,086               --        1,089,086
Home Depot                                162,683            --     162,683            7,078,338               --        7,078,338
Lowe's Companies                           34,159     2,218,498   2,252,657            2,262,009      146,908,937      149,170,946
PETCO Animal Supplies                      61,558            --      61,558(b)         1,715,621               --        1,715,621
Staples                                    36,218            --      36,218              824,684               --          824,684
                                                                                 -------------------------------------------------
Total                                                                                 16,382,795      185,596,118      201,978,913
----------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &
LUXURY GOODS (--%)
Coach                                      14,525            --      14,525(b)           509,973               --          509,973
Nike Cl B                                  12,580            --      12,580            1,054,204               --        1,054,204
                                                                                 -------------------------------------------------
Total                                                                                  1,564,177               --        1,564,177
----------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE (0.3%)
BankAtlantic Bancorp Cl A                  23,957            --      23,957              429,789               --          429,789
Countrywide Financial                     352,161            --     352,161           12,677,796               --       12,677,796
Fannie Mae                                195,176            --     195,176           10,902,531               --       10,902,531
Freddie Mac                               149,968            --     149,968            9,489,975               --        9,489,975
Washington Mutual                          36,843            --      36,843            1,565,091               --        1,565,091
                                                                                 -------------------------------------------------
Total                                                                                 35,065,182               --       35,065,182
----------------------------------------------------------------------------------------------------------------------------------
TOBACCO (0.9%)
Altria Group                              320,988     1,500,000   1,820,988           21,493,356      100,440,000      121,933,356
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES (0.3%)
Hutchison Telecommunications Intl ADR     105,422            --     105,422(b,c)       1,796,391               --        1,796,391
Millicom Intl Cellular                     63,718            --      63,718(b,c)       1,353,370               --        1,353,370
NeuStar Cl A                               19,532            --      19,532(b)           546,896               --          546,896
Nextel Communications Cl A                778,974            --     778,974(b)        27,108,296               --       27,108,296
Orascom Telecom GDR                        93,426            --      93,426(c)         4,542,372               --        4,542,372
Turkcell Iletisim Hizmetleri ADR           83,247            --      83,247(c)         1,145,479               --        1,145,479
Vodafone Group ADR                        267,704            --     267,704(c)         6,914,794               --        6,914,794
                                                                                 -------------------------------------------------
Total                                                                                 43,407,598               --       43,407,598
----------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $11,164,245,420)                                                          $ 1,504,302,535  $11,239,290,676  $12,743,593,211
----------------------------------------------------------------------------------------------------------------------------------

                   See accompanying notes to combined investments in securities.

              AXP GROWTH SERIES, INC.-- RIVERSOURCE LARGE CAP EQUITY FUND - 13

SHORT-TERM SECURITIES (3.4%)(f)

ISSUER                                 EFFECTIVE      AMOUNT       AMOUNT            VALUE(a)         VALUE(a)         VALUE(a)
                                         YIELD        PAYABLE    PAYABLE AT
                                                   AT MATURITY    MATURITY

                                                    RIVERSOURCE    GROWTH          RIVERSOURCE       GROWTH
                                                     LARGE CAP     TRENDS           LARGE CAP        TRENDS           PRO FORMA
                                                    EQUITY FUND   PORTFOLIO        EQUITY FUND      PORTFOLIO          COMBINED
------------------------------------  -----------  ------------  ----------      ---------------  ---------------  ---------------
U.S. GOVERNMENT AGENCY (0.1%)
Federal Home Loan Bank Disc Nt
   8/19/2005                                 3.21% $ 15,000,000  $       --(g)   $    14,972,001  $            --  $    14,972,001

COMMERCIAL PAPER (3.3%)
Alpine Securitization
   8/4/2005                                  3.27            --  20,000,000(g)                --       19,989,100       19,989,100
Barton Capital
   8/3/2005                                  3.27            --  43,500,000(g)                --       43,480,243       43,480,243
   8/10/2005                                 3.28            --  30,000,000(g)                --       29,967,200       29,967,200
   8/11/2005                                 3.28            --  25,000,000(g)                --       24,970,389       24,970,389
Beta Finance
   8/10/2005                                 3.28            --  20,000,000                   --       19,978,133       19,978,133
CAFCO LLC
   8/1/2005                                  3.30            --  13,300,000(g)                --       13,296,343       13,296,343
Chariot Funding LLC
   8/26/2005                                 3.45    15,000,000          --           14,959,867               --       14,959,867
Citibank Credit Card Dakota Nts
   8/1/2005                                  3.30            --  12,200,000(g)                --       12,196,645       12,196,645
Citigroup Funding
   8/1/2005                                  3.31    19,800,000  24,500,000           19,794,538       24,493,242       44,287,780
FCAR Owner Trust I
   8/4/2005                                  3.27    10,000,000          --            9,994,550               --        9,994,550
HSBC Finance
   8/1/2005                                  3.31            --  30,000,000                   --       29,991,724       29,991,724
Natl Australia Funding
   8/08/2005                                 3.27    10,000,000          --(g)         9,990,917               --        9,990,917
   8/09/2005                                 3.26            --  30,000,000(g)                --       29,970,116       29,970,116
Park Avenue Receivables
   8/25/2005                                 3.42            --  30,000,000(g)                --       29,923,275       29,923,275
Scaldis Capital LLC
   8/15/2005                                 3.36            --  25,000,000(g)                --       24,960,452       24,960,452
Sheffield Receivables
   8/01/2005                                 3.30            --  11,700,000(g)                --       11,696,783       11,696,783
   8/22/2005                                 3.41    20,000,000          --(g)        19,954,666               --       19,954,666
Societe Generale North America
   8/12/2005                                 3.28            --  25,000,000                   --       24,968,111       24,968,111
Windmill Funding
   8/23/2005                                 3.41            --  20,000,000(g)                --       19,952,778       19,952,778
                                                                                 -------------------------------------------------
                                                                                      74,694,538      359,834,534      434,529,072
----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM SECURITIES
(Cost: $449,542,440)                                                             $    89,666,539      359,834,534  $   449,501,073
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(PRIOR TO PRO FORMA ADJUSTMENTS)
(Cost: $11,613,787,860)(h)                                                       $ 1,593,969,074  $11,599,125,210  $13,193,094,284
----------------------------------------------------------------------------------------------------------------------------------
Pro forma Adjustments(i)                                                                      --          (75,237)         (75,237)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(AFTER PRO FORMA ADJUSTMENTS)
(Cost: $11,613,720,309)(i)                                                       $ 1,593,969,074  $11,599,049,973  $13,193,019,047
----------------------------------------------------------------------------------------------------------------------------------

  14 - AXP GROWTH SERIES, INC. -- RIVERSOURCE LARGE CAP EQUITY FUND

NOTES TO COMBINED INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 3.5% of net assets.
(d) At July 31, 2005, securities valued at $213,766,821 were held to cover open call options written as follows:

ISSUER                                          EXERCISE    EXPIRATION
                                  CONTRACTS      PRICE        DATE        VALUE(a)
--------------------------------  ----------  ------------  ----------  -----------
Alcon                                  3,000        120.00   Aug. 2005  $   232,500
Apple Computer                        13,750         47.50  Sept. 2005      687,500
Biogen Idec                            7,999         35.00   Aug. 2005    3,559,555
Genentech                             10,000         85.00   Aug. 2005    5,050,000
-----------------------------------------------------------------------------------
Total value                                                             $ 9,529,555
-----------------------------------------------------------------------------------

(e)  At July 31, 2005, security was partially or fully on loan.
(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.4% of net assets. 1.0% of net assets is the Portfolio's cash equivalent position.
(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of these securities amounted to $305,320,908 or 2.3% of net assets.
(h) At July 31, 2005, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                        RIVERSOURCE          GROWTH
                                                         LARGE CAP           TRENDS         PRO FORMA       PRO FORMA
                                                        EQUITY FUND        PORTFOLIO       ADJUSTMENTS       COMBINED
                                                      ---------------   ----------------   -----------   ----------------
Cost of securities for federal income tax purposes:   $ 1,524,155,705   $ 10,140,479,002   $   (67,551)  $ 11,664,567,156

Unrealized appreciation                               $    98,862,905   $  1,673,893,157   $        --   $  1,772,756,062
Unrealized depreciation                                   (29,049,536)      (215,246,949)           --       (244,296,485)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                           $    69,813,369   $  1,458,646,208   $        --   $  1,528,459,577
-------------------------------------------------------------------------------------------------------------------------

(i) To reflect the portion of the Growth Trends Portfolio net assets not owned by RiverSource New Dimensions Fund. (Cost decreased $67,551).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

              AXP GROWTH SERIES, INC.-- RIVERSOURCE LARGE CAP EQUITY FUND - 15

                      Statement of Additional Information

                                 Dec. 16, 2005

                           AXP(R) Growth Series, Inc.

                    RiverSource(SM) Disciplined Equity Fund

 This Statement of Additional Information ("SAI") consists of this cover page and incorporates by reference the following described documents, each of which has been previously filed and accompanies this SAI.

1. RiverSource Disciplined Equity Fund's most recent SAI, dated Oct. 3, 2005.

2. RiverSource Disciplined Equity Fund's most recent annual report, for the period ended July 31, 2005.

3. RiverSource Stock Fund's most recent SAI, dated Oct. 3, 2005.

4. RiverSource Stock Fund's most recent annual report, for the period ended Sept. 30, 2004.

5. RiverSource Stock Fund's most recent semiannual report, for the period ended March 31, 2005.

This SAI is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by calling (877) 256-6085 or writing RiverSource Service Corporation, 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RiverSource Disciplined Equity Fund

RiverSource Stock Fund

Introduction to Proposed Fund Merger

July 31, 2005

The accompanying unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending July 31, 2005. These statements have been derived from financial statements prepared for RiverSource Disciplined Equity Fund and RiverSource Stock Fund as of July 31, 2005. RiverSource Disciplined Equity Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase. RiverSource Stock Fund invests all of its assets in Equity Portfolio, a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

Under the proposed Agreement and Plan of Reorganization, Class A shares of the RiverSource Stock Fund would be exchanged for Class A shares of the RiverSource Disciplined Equity Fund. Class B shares of the RiverSource Stock Fund would be exchanged for Class B shares of the RiverSource Disciplined Equity Fund. Class C shares of the RiverSource Stock Fund would be exchanged for Class C shares of the RiverSource Disciplined Equity Fund. Class I shares of the RiverSource Stock Fund would be exchanged for Class I shares of the RiverSource Disciplined Equity Fund. Class Y shares of the RiverSource Stock Fund would be exchanged for Class Y shares of the RiverSource Disciplined Equity Fund.

The pro forma combining statements have been prepared to give effect to the proposed transaction on the historical operations of the accounting survivior, RiverSource Disciplined Equity Fund, as if the transaction had occurred at the beginning of the fiscal year ending July 31, 2005.

--------------------------------------------------------------------------------
2   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

RiverSource Disciplined Equity Fund

RiverSource Stock Fund

Pro forma combining

Statement of assets and liabilities

                                                        RiverSource
                                                        Disciplined    RiverSource         Pro forma                    Pro forma
July 31, 2005 (Unaudited)                                Equity Fund    Stock Fund         Adjustments                   Combined
Assets
Investments in securities, at cost (Note 2)            $119,896,748   $           --  $ 1,846,110,248(a)             $1,966,006,996
                                                       ------------   --------------  ---------------                --------------
Investments in securities, at value* (Note 2)          $126,040,421   $           --  $ 2,012,913,955(a)             $2,138,954,376
Investment in Portfolio (Note 2)                                 --    1,992,779,515   (1,992,779,515)(a)                       --
Cash in bank on demand deposit                               63,008               --               --                        63,008
Capital shares receivable                                    43,455          256,603               --                       300,058
Dividends and accrued interest receivable (Note 2)          194,530               --        2,281,794(a)                  2,476,324
Receivable for investment securities sold (Note 2)        5,782,959               --      387,479,818(a)                393,262,777
Receivable from RiverSource Investments, LLC (Note 2)            --               --          895,413(g)                    895,413
Reclaims receivable (Note 2)                                     --               --          116,418(a)                    116,418
                                                       ------------   --------------  ---------------                --------------
Total assets                                            132,124,373    1,993,036,118      410,907,883                 2,536,068,374
                                                       ------------   --------------  ---------------                --------------

Liabilities
Disbursements in excess of cash on demand
   deposit (Note 2)                                              --               --          190,233(a)                    190,233
Capital shares payable                                       10,711           46,713               --                        57,424
Payable for investment securities purchased (Note 2)     12,666,426               --      395,292,092(a)                407,958,518
Payable upon return of securities loaned (Note 2)                --               --       14,399,570(a)                 14,399,570
Accrued investment management services fee (Note 2)           1,976               --        3,012,191(a),(b)              3,014,167
Accrued distribution fee                                        455           13,667               --                        14,122
Accrued service fee                                              --              981               --                           981
Accrued transfer agency fee                                     141            2,594               --                         2,735
Accrued administrative services fee (Note 2)                    165            1,856          437,435(c)                    439,456
Other accrued expenses (Note 2)                              69,384           78,367           35,243(a),(d),(e),(f)        182,994
                                                       ------------   --------------  ---------------                --------------
Total liabilities                                        12,749,258          144,178      413,366,764                   426,260,200
                                                       ------------   --------------  ---------------                --------------
Net assets applicable to outstanding capital stock     $119,375,115   $1,992,891,940  $    (2,458,881)               $2,109,808,174
                                                       ============   ==============  ===============                ==============
Represented by
Capital stock -- $.01 par value (Note 3)               $    177,771   $    1,005,753  $     1,966,282                $    3,149,806
Additional paid-in capital (Note 3)                     109,222,972    1,898,118,891       (1,966,282)                2,005,375,581
Undistributed (excess of distributions over) net
   investment income (Note 2)                               505,318        1,395,678       (2,458,881)                     (557,885)
Accumulated net realized gain (loss)                      3,325,381      (74,432,089)              --                   (71,106,708)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities
   in foreign currencies                                  6,143,673      166,803,707               --                   172,947,380
                                                       ------------   --------------  ---------------                --------------
Total -- representing net assets applicable
   to outstanding capital stock                        $119,375,115   $1,992,891,940  $    (2,458,881)               $2,109,808,174
                                                       ============   ==============  ===============                ==============
Net assets applicable to
   outstanding shares:              Class A            $28,058,336    $1,486,995,734  $    (1,834,693)               $1,513,219,377
                                    Class B            $ 9,287,787    $  120,111,527  $      (148,197)               $  129,251,117
                                    Class C            $   188,938    $    2,635,680  $        (3,252)               $    2,821,366
                                    Class I            $81,805,703    $   27,195,584  $       (33,555)               $  108,967,732
                                    Class Y            $    34,351    $  355,953,415  $      (439,184)               $  355,548,582
Shares outstanding (Note 3):        Class A shares       4,189,337        75,000,985               --                   225,855,164
                                    Class B shares       1,402,057         6,114,383               --                    19,523,406
                                    Class C shares          28,519           134,706               --                       426,167
                                    Class I shares      12,152,084         1,371,437               --                    16,188,047
                                    Class Y shares           5,118        17,953,802               --                    52,987,865
Net asset value per share of
   outstanding capital stock:       Class A            $      6.70    $        19.83  $            --                $         6.70
                                    Class B            $      6.62    $        19.64  $            --                $         6.62
                                    Class C            $      6.62    $        19.57  $            --                $         6.62
                                    Class I            $      6.73    $        19.83  $            --                $         6.73
                                    Class Y            $      6.71    $        19.83  $            --                $         6.71
                                                       ------------   --------------  ---------------                --------------
* Including securities on loan, at value (Note 2)      $         --   $           --  $    13,841,900(a)             $   13,841,900
                                                       ------------   --------------  ---------------                --------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
3   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

RiverSource Disciplined Equity Fund

RiverSource Stock Fund

Pro forma combining

Statement of operations
                                                                    RiverSource
                                                                    Disciplined    RiverSource    Pro forma           Pro forma
Year ended July 31, 2005 (Unaudited)                                 Equity Fund    Stock Fund   Adjustments          Combined

Investment income

Income:
Dividends                                                           $1,295,906    $ 46,394,768  $        --         $  47,690,674
Interest                                                                73,221       1,282,770           --             1,355,991
Fee income from securities lending                                                      90,203           --                90,203
   Less foreign taxes withheld                                             --          (33,646)          --               (33,646)
                                                                    ----------    ------------  -----------         -------------
Total income                                                         1,369,127      47,734,095           --            49,103,222
                                                                    ----------    ------------  -----------         -------------
Expenses:
Expenses allocated from Portfolio (Note 2)                                 --       10,304,529   (10,304,529)(a)              --
Investment management services fee (Note 2)                            408,720             --     12,988,850(a),(b)    13,397,570
Distribution fee
   Class A                                                              44,025       3,890,578           --             3,934,603
   Class B                                                              51,693       1,362,137           --             1,413,830
   Class C                                                               1,420          29,438           --                30,858
Transfer agency fee                                                     40,155       2,294,097           --             2,334,252
Incremental transfer agency fee
   Class A                                                               3,114         152,294           --               155,408
   Class B                                                               2,060          48,873           --                50,933
   Class C                                                                  71             989           --                 1,060
Service fee -- Class Y                                                      30         417,217           --               417,247
Administrative services fees and expenses (Note 2)                      29,441         721,402      437,435(c)          1,188,278
Custodian fees (Note 2)                                                 27,540             --       152,460(a),(d)        180,000
Compensation of board members (Note 2)                                   8,604          11,915       (2,519)(a),(e)        18,000
Printing and postage                                                    37,795         310,306          --                348,101
Registration fees                                                       57,489          48,106          --                105,595
Audit fees (Note 2)                                                     20,500          10,750        3,750(a),(f)         35,000
Other (Note 2)                                                           5,942          32,224       79,518(a)            117,684
                                                                    ----------    ------------  -----------         -------------
Total expenses                                                         738,599      19,634,855    3,354,965            23,728,419
   Expenses waived/reimbursed by RiverSource
   Investments, LLC (Note 2)                                           (23,127)            --      (895,413)(g)          (918,540)
                                                                    ----------    ------------  -----------         -------------
                                                                       715,472      19,634,855    2,459,552            22,809,879
   Earnings credits on cash balances                                    (4,727)        (73,177)        (671)(a)           (78,575)
                                                                    ----------    ------------  -----------         -------------
Total net expenses                                                     710,745      19,561,678    2,458,881            22,731,304
                                                                    ----------    ------------  -----------         -------------
Investment income (loss) -- net                                        658,382      28,172,417   (2,458,881)           26,371,918
                                                                    ----------    ------------  -----------         -------------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                             3,680,690     209,199,006           --           212,879,696
   Futures contracts                                                   115,625         877,992           --               993,617
                                                                    ----------    ------------  -----------         -------------
Net realized gain (loss) on investments                              3,796,315     210,076,998           --           213,873,313
Net change in unrealized appreciation (depreciation)
   on investments
   and on translation of assets and liabilities
   in foreign currencies                                             5,439,579       5,638,974           --            11,078,553
                                                                    ----------    ------------  -----------         -------------
Net gain (loss) on investments and foreign currencies                9,235,894     215,715,972           --           224,951,866
                                                                    ----------    ------------  -----------         -------------
Net increase (decrease) in net assets resulting from operations     $9,894,276    $243,888,389  $(2,458,881)        $ 251,323,784
                                                                    ==========    ============  ===========         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

RiverSource Disciplined Equity Fund

RiverSource Stock Fund

Notes to Pro Forma Financial Statements

(Unaudited as to July 31, 2005)

1. BASIS OF COMBINATION

The unaudited pro forma combining statement of assets and liabilities and the statement of operations reflect the accounts of the two funds at and for the 12-month period ending July 31, 2005. These statements have been derived from financial statements prepared for the RiverSource Disciplined Equity Fund and RiverSource Stock Fund as of July 31, 2005.

Each Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The primary investments of each Fund are as follows:

RiverSource Disciplined Equity Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

RiverSource Stock Fund invests all of its assets in Equity Portfolio, a series of Growth and Income Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in income-producing equity securities (such as convertible securities and preferred stocks) and short-term debt instruments (such as commercial paper).

The pro forma statements give effect to the proposed transfer of the assets and liabilities of RiverSource Stock Fund in exchange for Class A, B, C, I and Y shares of RiverSource Disciplined Equity Fund under U.S. generally accepted accounting principles. The pro forma statements also reflect changes needed regarding the change in structure of RiverSource Stock Fund. Finally, the pro forma statements reflect estimates for the combined RiverSource Disciplined Equity Fund based on the increased asset level of the merger and associated economies of scale, adjusted to reflect current fees.

The pro forma combining statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

The pro forma statement of operations give effect to the proposed transaction on the historical operations of the accounting survivor, RiverSource Disciplined Equity Fund, as if the transaction had occurred at the beginning of the year presented.

2. PRO FORMA ADJUSTMENTS

(a) To reflect adjustments needed regarding the change in structure of RiverSource Stock Fund from a feeder fund presentation into a reporting format comparable with the accounting survivor.

(b) To reflect the increase in investment management services fee due to the Reorganization.

(c) To reflect the increase in administrative services fees due to the Reorganization and to include the impact of the revised administrative services agreement.

(d)   To reflect the decrease in custodian fees due to the Reorganization.

(e) To adjust for the change in the compensation of board members due to the Reorganization.

(f)   To reflect the reduction in audit fees due to the Reorganization.

(g) To adjust the expense reimbursement to include the impact of the agreement by RiverSource Investments, LLC and its affiliates to waive certain fees and to absorb certain expenses following the merger.

3. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of additional Class A, Class B, Class C, Class I and Class Y shares of RiverSource Disciplined Equity Fund if the reorganization were to have taken place on July 31, 2005. The pro forma number of Class A shares outstanding of 225,855,164 consists of 221,665,827 shares assumed to be issued to Class A shareholders of the RiverSource Stock Fund, plus 4,189,337 Class A shares of the RiverSource Disciplined Equity Fund outstanding as of July 31, 2005. The pro forma number of Class B shares outstanding of 19,523,406 consists of 18,121,349 shares assumed to be issued to Class B shareholders of the RiverSource Stock Fund, plus 1,402,057 Class B shares of the RiverSource Disciplined Equity Fund outstanding as of July 31, 2005. The pro forma number of Class C shares outstanding of 426,167 consists of 397,648 shares assumed to be issued to Class C shareholders of the RiverSource Stock Fund, plus 28,519 Class C shares of the RiverSource Disciplined Equity Fund outstanding as of July 31, 2005. The pro forma number of Class I shares outstanding of 16,188,047 consists of 4,035,963 shares assumed to be issued to Class I shareholders of the RiverSource Stock Fund, plus 12,152,084 Class I shares of the RiverSource Disciplined Equity Fund outstanding as of July 31, 2005. The pro forma number of Class Y shares outstanding of 52,987,865 consists of 52,982,747 shares assumed to be issued to Class Y shareholders of the RiverSource Stock Fund, plus 5,118 Class Y shares of the RiverSource Disciplined Equity Fund outstanding as of July 31, 2005.

--------------------------------------------------------------------------------
5   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Combined Investments in Securities

RiverSource Disciplined Equity Fund

July 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks (98.6%)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Aerospace & Defense (2.6%)
Boeing                                     --        200,000       200,000                   $--   $13,202,000    $13,202,000
General Dynamics                           --          2,866         2,866                    --       330,135        330,135
Honeywell Intl                             --        220,000       220,000                    --     8,641,600      8,641,600
Lockheed Martin                         3,104        176,732       179,836               193,690    11,028,077     11,221,767
Rockwell Collins                        6,474         55,762        62,236               315,931     2,721,186      3,037,117
United Technologies                    17,742        361,500       379,242               899,519    18,328,049     19,227,568
Total                                                                                  1,409,140    54,251,047     55,660,187

Air Freight & Logistics (0.3%)
FedEx                                   8,070         11,782        19,852               678,607       990,748      1,669,355
United Parcel Service Cl B              8,119         68,175        76,294               592,443     4,974,730      5,567,173
Total                                                                                  1,271,050     5,965,478      7,236,528

Auto Components (0.1%)
Dana                                       --         30,576        30,576                    --       480,349        480,349
Delphi                                     --        111,477       111,477                    --       590,828        590,828
Johnson Controls                        2,710         25,635        28,345               155,662     1,472,474      1,628,136
Total                                                                                    155,662     2,543,651      2,699,313

Automobiles (0.7%)
Ford Motor                             59,497        512,472       571,969               638,998     5,503,949      6,142,947
General Motors                         19,047        151,189       170,236               701,310     5,566,779      6,268,089
Harley-Davidson                         7,703         51,295        58,998               409,723     2,728,381      3,138,104
Total                                                                                  1,750,031    13,799,109     15,549,140

Beverages (1.8%)
Coca-Cola                              54,536        480,104       534,640             2,386,495    21,009,351     23,395,846
Constellation Brands Cl A                  --         74,283        74,283(b)                 --     2,035,354      2,035,354
PepsiCo                                    --        234,777       234,777                    --    12,802,390     12,802,390
Total                                                                                  2,386,495    35,847,095     38,233,590

Biotechnology (0.6%)
Amgen                                      --        150,000       150,000(b)                 --    11,962,500     11,962,500
Genzyme                                    --          9,841         9,841(b)                 --       732,269        732,269
Gilead Sciences                         8,252             --         8,252(b)            369,772            --        369,772
Total                                                                                    369,772    12,694,769     13,064,541

Building Products (0.1%)
Masco                                   5,949         33,875        39,824               201,731     1,148,701      1,350,432

Capital Markets (1.8%)
Bear Stearns Companies                  2,977         13,037        16,014               303,981     1,331,208      1,635,189
Franklin Resources                     11,019         94,915       105,934               890,557     7,671,030      8,561,587
Goldman Sachs Group                        --        150,000       150,000                    --    16,122,000     16,122,000
Janus Capital Group                        --         64,951        64,951                    --       975,564        975,564
Lehman Brothers Holdings                6,573         61,553        68,126               691,019     6,471,067      7,162,086
Merrill Lynch & Co                      3,855         34,591        38,446               226,597     2,033,259      2,259,856
Morgan Stanley                          2,267         11,877        14,144               120,264       630,075        750,339
Total                                                                                  2,232,418    35,234,203     37,466,621

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
6   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Chemicals (0.5%)
Dow Chemical                           11,766        118,658       130,424              $564,180    $5,689,651     $6,253,831
Monsanto                                7,987         68,798        76,785               538,084     4,634,921      5,173,005
Total                                                                                  1,102,264    10,324,572     11,426,836

Commercial Banks (2.4%)
Bank of America                        15,071        292,510       307,581               657,096    12,753,436     13,410,532
Comerica                                3,962         21,570        25,532               242,078     1,317,927      1,560,005
KeyCorp                                 5,983         43,553        49,536               204,858     1,491,255      1,696,113
Natl City                              18,078        172,364       190,442               667,258     6,361,955      7,029,213
PNC Financial Services Group           10,111         98,614       108,725               554,285     5,406,019      5,960,304
Regions Financial                       1,911             --         1,911                64,286            --         64,286
US Bancorp                                 --        220,000       220,000                    --     6,613,200      6,613,200
Wachovia                                2,649         27,465        30,114               133,457     1,383,687      1,517,144
Wells Fargo & Co                           --        220,000       220,000                    --    13,494,800     13,494,800
Total                                                                                  2,523,318    48,822,279     51,345,597

Commercial Services & Supplies (--%)
Equifax                                    --         27,434        27,434                    --       998,598        998,598

Communications Equipment (1.4%)
Cisco Systems                              --      1,000,000     1,000,000(b)                 --    19,150,000     19,150,000
Comverse Technology                     9,884         71,637        81,521(b)            249,966     1,811,700      2,061,666
Motorola                                   --        360,000       360,000                    --     7,624,800      7,624,800
Tellabs                                11,862        102,379       114,241(b)            115,299       995,124      1,110,423
Total                                                                                    365,265    29,581,624     29,946,889

Computers & Peripherals (3.6%)
Apple Computer                         29,129        222,057       251,186(b)          1,242,353     9,470,731     10,713,084
Dell                                       --        360,000       360,000(b)                 --    14,569,200     14,569,200
EMC                                        --        580,000       580,000(b)                 --     7,940,200      7,940,200
Gateway                                29,177        251,317       280,494(b)            116,124     1,000,242      1,116,366
Hewlett-Packard                        21,708        700,000       721,708               534,451    17,233,999     17,768,450
Intl Business Machines                     --        150,000       150,000                    --    12,519,000     12,519,000
Lexmark Intl Cl A                       1,816         15,641        17,457(b)            113,863       980,691      1,094,554
NCR                                    10,017         72,884        82,901(b)            347,690     2,529,804      2,877,494
Network Appliance                      12,591        107,784       120,375(b)            321,196     2,749,570      3,070,766
QLogic                                 19,572        145,178       164,750(b)            607,711     4,507,777      5,115,488
Total                                                                                  3,283,388    73,501,214     76,784,602

Construction & Engineering (--%)
Fluor                                      --         13,516        13,516                    --       862,321        862,321

Consumer Finance (0.8%)
MBNA                                   14,538         79,188        93,726               365,776     1,992,370      2,358,146
Providian Financial                     7,465         52,700        60,165(b)            141,089       996,030      1,137,119
SLM                                     2,933        245,259       248,192               151,020    12,628,386     12,779,406
Total                                                                                    657,885    15,616,786     16,274,671

Distributors (0.1%)
Genuine Parts                           4,854         28,762        33,616               222,265     1,317,012      1,539,277

Diversified Financial Services (2.7%)
CIT Group                               4,009         34,530        38,539               176,957     1,524,154      1,701,111
Citigroup                              65,559        784,686       850,245             2,851,817    34,133,841     36,985,658
iShares MSCI EAFE Index Fund           56,400         37,800        94,200             3,042,216     2,038,932      5,081,148
Moody's                                    --         20,581        20,581                    --       973,687        973,687
Technology Select Sector Index Fund    23,600        587,000       610,600               497,016    12,362,220     12,859,236
Total                                                                                  6,568,006    51,032,834     57,600,840

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
7   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Diversified Telecommunication Services (4.8%)
AT&T                                   40,392        386,118       426,510              $799,762    $7,645,136     $8,444,898
BellSouth                              84,339        740,435       824,774             2,327,756    20,436,006     22,763,762
SBC Communications                    118,859      1,023,783     1,142,642             2,906,102    25,031,494     27,937,596
Sprint                                 45,198        656,354       701,552             1,215,826    17,655,923     18,871,749
Verizon Communications                 69,594        599,438       669,032             2,382,202    20,518,763     22,900,965
Total                                                                                  9,631,648    91,287,322    100,918,970

Electric Utilities (3.6%)
Allegheny Energy                        7,515         49,289        56,804(b)            214,178     1,404,737      1,618,915
American Electric Power                 8,425         61,522        69,947(b)            326,048     2,380,901      2,706,949
CenterPoint Energy                      9,851         81,337        91,188               135,353     1,117,570      1,252,923
DTE Energy                                 --          7,313         7,313                    --       343,711        343,711
Edison Intl                             4,888         31,102        35,990               199,821     1,271,450      1,471,271
Exelon                                 29,458        253,735       283,193             1,576,591    13,579,897     15,156,488
FPL Group                               5,382         51,979        57,361               232,072     2,241,334      2,473,406
PG&E                                   10,993        108,523       119,516               413,667     4,083,720      4,497,387
PPL                                        --        220,000       220,000                    --    13,547,600     13,547,600
Southern                                   --        360,000       360,000                    --    12,596,400     12,596,400
TECO Energy                             9,536         99,311       108,847               180,803     1,882,937      2,063,740
TXU                                    11,741        181,955       193,696             1,017,240    15,764,582     16,781,822
Xcel Energy                                --         51,961        51,961                    --     1,008,563      1,008,563
Total                                                                                  4,295,773    71,223,402     75,519,175

Electrical Equipment (0.6%)
American Power Conversion               6,587         72,997        79,584               185,161     2,051,946      2,237,107
Rockwell Automation                     7,068        195,320       202,388               364,072    10,060,933     10,425,005
Total                                                                                    549,233    12,112,879     12,662,112

Electronic Equipment & Instruments (0.2%)
Jabil Circuit                           3,704         31,906        35,610(b)            115,528       995,148      1,110,676
Sanminia-SCI                               --        787,345       787,345(b)                 --     3,763,509      3,763,509
Total                                                                                    115,528     4,758,657      4,874,185

Energy Equipment & Services (2.2%)
Baker Hughes                               --        290,000       290,000                    --    16,396,600     16,396,600
Halliburton                            13,539        218,157       231,696               758,861    12,227,700     12,986,561
Noble                                   5,789         46,055        51,844               388,905     3,093,975      3,482,880
Schlumberger                               --         70,000        70,000                    --     5,861,800      5,861,800
Transocean                             13,356        123,396       136,752(b)            753,679     6,963,236      7,716,915
Total                                                                                  1,901,445    44,543,311     46,444,756

Food & Staples Retailing (3.6%)
Albertson's                             9,051         82,337        91,388               192,877     1,754,601      1,947,478
Costco Wholesale                           --        290,000       290,000                    --    13,331,300     13,331,300
CVS                                        --        492,478       492,478                    --    15,281,592     15,281,592
Kroger                                 18,677        183,056       201,733(b)            370,738     3,633,662      4,004,400
Safeway                                14,936        129,805       144,741               362,945     3,154,262      3,517,207
SYSCO                                   4,436         42,579        47,015               159,962     1,535,399      1,695,361
Wal-Mart Stores                        58,504        653,918       712,422             2,887,173    32,270,853     35,158,026
Total                                                                                  3,973,695    70,961,669     74,935,364

Food Products (1.4%)
Archer-Daniels-Midland                 28,840        248,411       277,251               661,590     5,698,548      6,360,138
Hershey                                    --         23,734        23,734                    --     1,515,891      1,515,891
Kellogg                                    --        220,000       220,000                    --     9,968,200      9,968,200
WM Wrigley Jr                              --        152,640       152,640                    --    10,858,810     10,858,810
Total                                                                                    661,590    28,041,449     28,703,039

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
8   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Health Care Equipment & Supplies (2.1%)
Becton, Dickinson & Co                  3,982         24,737        28,719              $220,483    $1,369,688     $1,590,171
Biomet                                  2,427             --         2,427                92,542            --         92,542
Guidant                                    --         20,378        20,378                    --     1,402,006      1,402,006
Medtronic                              10,087        461,088       471,175               544,093    24,871,087     25,415,180
Stryker                                    --        290,000       290,000                    --    15,686,100     15,686,100
Zimmer Holdings                         2,417             --         2,417(b)            199,064            --        199,064
Total                                                                                  1,056,182    43,328,881     44,385,063

Health Care Providers & Services (5.9%)
Aetna                                  10,729        245,058       255,787               830,425    18,967,489     19,797,914
Cardinal Health                         9,078         78,195        87,273               540,867     4,658,858      5,199,725
Caremark Rx                             6,863         59,112        65,975(b)            305,953     2,635,213      2,941,166
CIGNA                                   9,990         86,047        96,037             1,066,433     9,185,517     10,251,950
Express Scripts                            --         20,594        20,594(b)                 --     1,077,066      1,077,066
HCA                                     9,971         85,883        95,854               491,072     4,229,738      4,720,810
Humana                                  8,427         78,257        86,684(b)            335,816     3,118,541      3,454,357
McKesson                                   --         39,892        39,892                    --     1,795,140      1,795,140
Medco Health Solutions                  2,805         24,159        26,964(b)            135,874     1,170,262      1,306,136
Quest Diagnostics                          --         39,405        39,405                    --     2,023,053      2,023,053
Tenet Healthcare                       11,188         69,745        80,933(b)            135,822       846,704        982,526
UnitedHealth Group                     55,138      1,134,922     1,190,060             2,883,716    59,356,421     62,240,137
WellPoint                              13,851        119,305       133,156(b)            979,820     8,439,636      9,419,456
Total                                                                                  7,705,798   117,503,638    125,209,436

Hotels, Restaurants & Leisure (3.0%)
Carnival Unit                              --        220,000       220,000                    --    11,528,000     11,528,000
Darden Restaurants                      4,418         50,646        55,064               153,305     1,757,416      1,910,721
Harrrah's Entertainment                 8,056        219,387       227,443               634,329    17,274,532     17,908,861
Marriott Intl Cl A                      7,230        343,387       350,617               495,038    23,511,708     24,006,746
Starbucks                               5,346         30,445        35,791(b)            280,932     1,599,885      1,880,817
Starwood Hotels & Resorts
  Worldwide Unit                        6,800         18,082        24,882               430,576     1,144,952      1,575,528
Wendy's Intl                               --         22,198        22,198                    --     1,147,637      1,147,637
Yum! Brands                             6,453         55,583        62,036               337,815     2,909,770      3,247,585
Total                                                                                  2,331,995    60,873,900     63,205,895

Household Durables (1.2%)
Black & Decker                          2,610          4,818         7,428               235,709       435,114        670,823
Centex                                  7,611         73,255        80,866               563,062     5,419,405      5,982,467
DR Horton                              22,231        191,481       213,712               913,249     7,866,039      8,779,288
KB HOME                                 5,316         53,290        58,606               435,434     4,364,984      4,800,418
Pulte Homes                             3,146         29,157        32,303               294,529     2,729,678      3,024,207
Stanley Works                              --          4,742         4,742                    --       232,026        232,026
Whirlpool                               1,247         21,968        23,215                99,735     1,757,001      1,856,736
Total                                                                                  2,541,718    22,804,247     25,345,965

Household Products (1.6%)
Kimberly-Clark                          3,802         38,134        41,936               242,416     2,431,424      2,673,840
Procter & Gamble                           --        580,000       580,000                    --    32,265,400     32,265,400
Total                                                                                    242,416    34,696,824     34,939,240

Industrial Conglomerates (2.7%)
3M                                     14,197        122,286       136,483             1,064,775     9,171,450     10,236,225
General Electric                           --      1,000,000     1,000,000                    --    34,500,000     34,500,000
Textron                                 3,415        166,504       169,919               253,291    12,349,602     12,602,893
Total                                                                                  1,318,066    56,021,052     57,339,118

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
9   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Insurance (3.3%)
ACE                                        --         12,982        12,982(c)                $--      $599,898       $599,898
Allstate                               15,708        354,851       370,559               962,272    21,738,172     22,700,444
Ambac Financial Group                   4,537         43,792        48,329               325,938     3,146,017      3,471,955
Aon                                    11,958         88,882       100,840               304,212     2,261,158      2,565,370
Chubb                                      --         74,009        74,009                    --     6,573,479      6,573,479
Jefferson-Pilot                         2,029         14,239        16,268               101,795       714,371        816,166
Lincoln Natl                            6,281         62,101        68,382               303,372     2,999,478      3,302,850
Loews                                   4,520         38,931        43,451               378,008     3,255,800      3,633,808
Marsh & McLennan Companies              9,979         95,414       105,393               289,092     2,764,144      3,053,236
MBIA                                    5,309         53,750        59,059               322,469     3,264,775      3,587,244
Prudential Financial                   11,757        106,840       118,597               786,543     7,147,596      7,934,139
Safeco                                  1,299         18,055        19,354                71,367       991,942      1,063,309
St. Paul Travelers Companies               --        150,000       150,000                    --     6,603,000      6,603,000
Torchmark                               3,597         22,084        25,681               188,015     1,154,331      1,342,346
UnumProvident                           9,896         76,942        86,838               189,508     1,473,439      1,662,947
Total                                                                                  4,222,591    64,687,600     68,910,191

Internet & Catalog Retail (0.6%)
eBay                                   12,445        315,571       328,016(b)            519,952    13,184,556     13,704,508

Internet Software & Services (0.6%)
Google Cl A                                --         25,000        25,000(b)                 --     7,194,000      7,194,000
Yahoo!                                     --        140,000       140,000(b)                 --     4,667,600      4,667,600
Total                                                                                         --    11,861,600     11,861,600

IT Services (0.6%)
Affiliated Computer Services Cl A       2,305         19,858        22,163(b)            115,181       992,304      1,107,485
Automatic Data Processing               5,141         45,453        50,594               228,311     2,018,568      2,246,879
Computer Sciences                       2,552         21,983        24,535(b)            116,831     1,006,382      1,123,213
Convergys                              11,645        108,755       120,400(b)            169,435     1,582,385      1,751,820
Electronic Data Systems                19,225        139,532       158,757               395,457     2,870,173      3,265,630
Sabre Holdings Cl A                     6,183         53,261        59,444               118,714     1,022,611      1,141,325
SunGard                                 3,167         27,877        31,044(b)            113,664     1,000,506      1,114,170
Unisys                                 17,838        153,647       171,485(b)            115,412       994,096      1,109,508
Total                                                                                  1,373,005    11,487,025     12,860,030

Leisure Equipment & Products (0.3%)
Eastman Kodak                          15,799        115,450       131,249               422,466     3,087,133      3,509,599
Mattel                                  8,419        120,252       128,671               157,014     2,242,700      2,399,714
Total                                                                                    579,480     5,329,833      5,909,313

Machinery (2.2%)
Caterpillar                            13,374        663,574       676,948               720,993    35,773,274     36,494,267
Ingersoll-Rand Cl A                        --         12,923        12,923(c)                 --     1,010,191      1,010,191
ITT Inds                                   --         71,487        71,487                    --     7,606,217      7,606,217
PACCAR                                  4,329         14,299        18,628               312,640     1,032,674      1,345,314
Total                                                                                  1,033,633    45,422,356     46,455,989

Media (0.8%)
Comcast Special Cl A                       --        290,000       290,000(b)                 --     8,700,000      8,700,000
Walt Disney                            13,238        341,048       354,286               339,422     8,744,471      9,083,893
Total                                                                                    339,422    17,444,471     17,783,893

Metals & Mining (1.1%)
Freeport-McMoRan Copper & Gold Cl B     4,687         22,697        27,384               188,792       914,235      1,103,027
Nucor                                   4,197         10,550        14,747               232,724       584,998        817,722
Peabody Energy                             --        150,000       150,000                    --     9,861,000      9,861,000
Phelps Dodge                            3,550         94,853        98,403               377,898    10,097,102     10,475,000
Total                                                                                    799,414    21,457,335     22,256,749

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
10   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Multi-Utilities & Unregulated Power (1.3%)
AES                                    31,821        316,844       348,665(b)           $510,727    $5,085,346     $5,596,073
CMS Energy                             10,719        111,348       122,067(b)            169,789     1,763,752      1,933,541
Constellation Energy Group                 --         23,442        23,442                    --     1,411,443      1,411,443
Dominion Resources                         --         22,059        22,059                    --     1,629,278      1,629,278
Duke Energy                            24,072        286,053       310,125               711,087     8,450,006      9,161,093
Public Service Enterprise Group         7,731         82,300        90,031               497,103     5,291,890      5,788,993
Sempra Energy                           2,652         35,742        38,394               112,710     1,519,035      1,631,745
Total                                                                                  2,001,416    25,150,750     27,152,166

Multiline Retail (3.2%)
Dollar General                          7,198         81,264        88,462               146,263     1,651,284      1,797,547
Family Dollar Stores                       --         38,890        38,890                    --     1,003,362      1,003,362
Federated Dept Stores                   5,958         51,315        57,273               452,033     3,893,269      4,345,302
Kohl's                                     --        150,000       150,000(b)                 --     8,452,500      8,452,500
May Dept Stores                        12,818        124,726       137,544               526,179     5,120,002      5,646,181
Nordstrom                               9,150        376,390       385,540               338,642    13,930,194     14,268,836
Sears Holdings                          4,466          9,929        14,395(b)            688,791     1,531,411      2,220,202
Target                                     --        510,000       510,000                    --    29,962,501     29,962,501
Total                                                                                  2,151,908    65,544,523     67,696,431

Oil & Gas (9.6%)
Amerada Hess                            2,404          9,921        12,325               283,335     1,169,289      1,452,624
Anadarko Petroleum                      5,403         28,997        34,400               477,355     2,561,885      3,039,240
Apache                                  2,021         20,376        22,397               138,236     1,393,718      1,531,954
BG Group ADR                               --        290,000       290,000(c)                 --    12,084,300     12,084,300
Chevron                                60,101        517,671       577,772             3,486,459    30,030,095     33,516,554
ConocoPhillips                          7,228        200,211       207,439               452,401    12,531,206     12,983,607
Devon Energy                           19,319        147,924       167,243             1,083,603     8,297,057      9,380,660
El Paso                                37,470        227,662       265,132               449,640     2,731,944      3,181,584
EnCana                                     --        600,000       600,000(c)                 --    24,810,000     24,810,000
EOG Resources                           7,649         29,258        36,907               467,354     1,787,664      2,255,018
Exxon Mobil                            92,215      1,234,287     1,326,502             5,417,630    72,514,361     77,931,991
Kerr-McGee                                 --         14,959        14,959                    --     1,199,861      1,199,861
Kinder Morgan                           4,504         38,796        43,300               400,225     3,447,413      3,847,638
Marathon Oil                            2,863         31,607        34,470               167,085     1,844,585      2,011,670
Occidental Petroleum                       --         25,800        25,800                    --     2,122,824      2,122,824
Sunoco                                     --         13,301        13,301                    --     1,672,335      1,672,335
Unocal                                  8,370         72,091        80,461               542,795     4,675,101      5,217,896
Valero Energy                           6,815         47,307        54,122               564,146     3,916,073      4,480,219
Total                                                                                 13,930,264   188,789,711    202,719,975

Pharmaceuticals (7.4%)
Abbott Laboratories                     6,212         72,778        78,990               289,666     3,393,638      3,683,304
Bristo-Myers Squibb                    65,709        565,979       631,688             1,641,411    14,138,155     15,779,566
Johnson & Johnson                      62,672      1,119,822     1,182,494             4,008,500    71,623,815     75,632,315
Merck & Co                             81,218        699,563       780,781             2,522,631    21,728,427     24,251,058
Pfizer                                     --        642,764       642,764                    --    17,033,246     17,033,246
Roche Holding ADR                          --        220,000       220,000(c)                 --    14,995,904     14,995,904
Wyeth                                  10,467         82,097        92,564               478,865     3,755,938      4,234,803
Total                                                                                  8,941,073   146,669,123    155,610,196

Real Estate Investment Trust (0.2%)
Apartment Investment & Management Cl A     --         18,334        18,334                    --       806,696        806,696
Archstone-Smith Trust                   3,635         24,478        28,113               154,488     1,040,315      1,194,803
EquityResidential                          --         25,291        25,291                    --     1,021,756      1,021,756
ProLogis                                3,989         22,920        26,909               181,738     1,044,236      1,225,974
Total                                                                                    336,226     3,913,003      4,249,229

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
11   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares             Value(a)       Value(a)      Value(a)

                                   RiverSource                                        RiverSource
                                    Disciplined      Equity       Pro forma           Disciplined      Equity      Pro forma
                                    Equity Fund     Portfolio      Combined           Equity Fund     Portfolio     Combined
Road & Rail (1.4%)
Burlington Northern Santa Fe           16,941        130,240       147,181              $919,049    $7,065,520     $7,984,569
CSX                                     6,339        357,916       364,255               288,678    16,299,495     16,588,173
Norfolk Southern                       15,036         74,244        89,280               559,490     2,762,619      3,322,109
Union Pacific                              --         10,324        10,324                    --       725,880        725,880
Total                                                                                  1,767,217    26,853,514     28,620,731

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices                 13,354         96,742       110,096(b)            268,148     1,942,579      2,210,727
Applied Micro Circuits                     --        361,162       361,162(b)                 --     1,087,098      1,087,098
Intel                                      --        614,449       614,449                    --    16,676,145     16,676,145
LSI Logic                              11,706        100,831       112,537(b)            114,251       984,111      1,098,362
NVIDIA                                 11,473         82,546        94,019(b)            310,459     2,233,695      2,544,154
Total                                                                                    692,858    22,923,628     23,616,486

Software (3.4%)
Adobe Systems                          17,128         96,834       113,962               507,674     2,870,160      3,377,834
Autodesk                                9,357         41,982        51,339               319,916     1,435,365      1,755,281
Citrix Systems                             --         41,974        41,974(b)                 --     1,000,240      1,000,240
Compuware                              28,997        301,837       330,834(b)            244,445     2,544,486      2,788,931
Microsoft                              69,193      1,470,039     1,539,232             1,772,033    37,647,699     39,419,732
Oracle                                113,833        867,629       981,462(b)          1,545,852    11,782,402     13,328,254
SAP ADR                                    --        200,000       200,000(c)                 --     8,564,000      8,564,000
Symantec                               11,891         71,785        83,676(b)            261,245     1,577,116      1,838,361
Total                                                                                  4,651,165    67,421,468     72,072,633

Specialty Retail (2.8%)
AutoNation                                 --         46,675        46,675(b)                 --     1,007,713      1,007,713
Best Buy                                4,212        130,053       134,265               322,639     9,962,060     10,284,699
Home Depot                             46,869        743,978       790,847             2,039,271    32,370,483     34,409,754
Lowe's Companies                           --        150,000       150,000                    --     9,933,000      9,933,000
Office Depot                               --         46,048        46,048(b)                 --     1,306,842      1,306,842
Staples                                12,394         87,982       100,376               282,211     2,003,350      2,285,561
Total                                                                                  2,644,121    56,583,448     59,227,569

Textiles, Apparel & Luxury Goods (0.3%)
Coach                                      --         28,636        28,636(b)                 --     1,005,410      1,005,410
Liz Claiborne                              --         15,157        15,157                    --       630,683        630,683
Nike Cl B                               4,448         47,341        51,789               372,742     3,967,175      4,339,917
VF                                         --         16,538        16,538                    --       976,404        976,404
Total                                                                                    372,742     6,579,672      6,952,414

Thrifts & Mortgage Finance (1.8%)
Countrywide Financial                   6,048         55,068        61,116               217,728     1,982,448      2,200,176
Fannie Mae                             31,160        268,396       299,556             1,740,598    14,992,601     16,733,199
Freddie Mac                            10,326         88,943        99,269               653,429     5,628,313      6,281,742
MGIC Investment                         3,110         28,521        31,631               213,284     1,955,970      2,169,254
Washington Mutual                      24,008        206,790       230,798             1,019,860     8,784,439      9,804,299
Total                                                                                  3,844,899    33,343,771     37,188,670

Tobacco (3.6%)
Altria Group                          104,032        971,495     1,075,527             6,965,982    65,051,305     72,017,287
Reynolds American                          --          2,388         2,388                    --       198,944        198,944
UST                                     6,330         66,297        72,627               291,307     3,050,988      3,342,295
Total                                                                                  7,257,289    68,301,237     75,558,526

See accompanying notes to combined investments in securities.
--------------------------------------------------------------------------------
12   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Common Stocks (continued)

Issuer                                Shares         Shares         Shares           Value(a)         Value(a)         Value(a)

                                   RiverSource                                      RiverSource
                                    Disciplined      Equity       Pro forma         Disciplined        Equity         Pro forma
                                    Equity Fund     Portfolio      Combined         Equity Fund       Portfolio        Combined
Trading Companies & Distributors (--%)
WW Grainger                             2,096             --         2,096             $130,623             $--         $130,623

Wireless Telecommunication Services (0.4%)
Nextel Communications Cl A             21,414        203,961       225,375(b)           745,207       7,097,843        7,843,050

Total Common Stocks
(Cost: $1,907,986,283)                                                             $119,158,282  $1,961,744,991   $2,080,903,273

Short-Term Securities (2.8%)
Issuer                               Effective   Amount payable Amount payable       Value(a)         Value(a)         Value(a)
                                       yield      at maturity    at maturity
                                                  RiverSource                      RiverSource
                                                   Disciplined      Equity          Disciplined        Equity         Pro forma
                                                   Equity Fund     Portfolio        Equity Fund       Portfolio        Combined
U.S. Government Agencies (0.8%)
Federal Home Loan Bank Disc Nt
  8/12/2005                             3.22%            $--   $10,000,000                  $--      $9,987,478       $9,987,478
Federal Natl Mtge Assn Disc Nt
  8/22/2005                             3.28       2,600,000            --            2,594,332              --        2,594,332
  9/7/2005                              3.26       3,300,000            --            3,288,083              --        3,288,083
Total                                                                                 5,882,415       9,987,478       15,869,893

Commercial Paper (2.0%)
Amsterdam Funding
  8/1/2005                              3.30              --    13,200,000                   --      13,196,370       13,196,370
CAFCO
  8/1/2005                              3.30              --    13,100,000                   --      13,096,398       13,096,398
HSBC Finance
  8/1/2005                              3.31       1,000,000            --              999,724              --          999,724
Morgan Stanley
  8/12/2005                             3.33              --     5,000,000                   --       4,993,525        4,993,525
Ranger Funding
  8/16/2005                             3.36              --    10,000,000                   --       9,983,250        9,983,250
Total                                                                                   999,724      41,269,543       42,269,267

Total Short-Term Securities
(Cost: $58,144,483)                                                                  $6,882,139     $51,257,021      $58,139,160

Total Investments in Securities (prior to pro forma adjustments)
(Cost: $1,966,130,766)(d)                                                          $126,040,421  $2,013,002,012   $2,139,042,433

Pro forma Adjustments(e)                                                                     --         (88,057)         (88,057)

Total Investments in Securities (after pro forma adjustments)
(Cost: $1,966,006,996)(e)                                                          $126,040,421  $2,012,913,955   $2,138,954,376

See accompanying notes to combined investments in securities.

--------------------------------------------------------------------------------
13   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

Notes To Combined Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements in the annual report.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2005, the value of foreign securities represented 2.9% of net assets.

(d) At July 31, 2005, the approximate cost of securities for federal income tax purposes and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

                                                                 RiverSource
                                                                 Disciplined        Equity      Pro forma      Pro forma
                                                                  Equity Fund      Portfolio    Adjustments     Combined
      Cost of securities for federal income tax purposes:        $119,897,000   $1,846,234,000   $(124,000)  $1,966,007,000

      Unrealized appreciation                                    $  7,961,000   $  192,545,000   $  36,000   $  200,542,000
      Unrealized depreciation                                      (1,818,000)     (25,777,000)         --      (27,595,000)
                                                                 ------------   --------------   ---------   --------------
      Net unrealized appreciation                                $  6,143,000   $  166,768,000   $  36,000   $  172,947,000
                                                                 ------------   --------------   ---------   --------------

(e) To reflect the portion of the Equity Portfolio net assets not owned by RiverSource Stock Fund. (Cost decreased $123,770).

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
14   --   AXP Growth Series, Inc. -- RiverSource Disciplined Equity Fund

                                                             S-6389-20 A (12/05)

PART C. OTHER INFORMATION


Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a)   Articles of  Incorporation,  as amended  November 10,  1988,  filed as
         Exhibit 1 to Post-Effective Amendment No. 38 to Registration Statement No. 2-38355, are incorporated by reference.

(1)(b) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(2) to Post-Effective Amendment No. 67 to Registration Statement No. 2-38355, are incorporated by reference.

(1)(c) Articles of Amendment, dated November 14, 2002, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, are incorporated by reference.

(2) By-laws, as amended January 11, 2001 filed electronically as Exhibit (b) to Post-Effective Amendment No. 67 to Registration Statement No. 2-38355, are incorporated by reference.

(3)      Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A to Part A of this Registration Statement.

(5)      Not applicable.

(6)(a) Investment Management Services Agreement, dated December 1, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund and AXP Large Cap Value Fund, and American Express Financial Corporation, filed electronically as Exhibit (d)(11) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(6)(b) Investment Management Services Agreement, dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Corporation filed electronically as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(7)(a) Distribution Agreement dated January 10, 2002 between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(7)(b) Distribution Agreement dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (e)(4) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(8) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(9)(a) Custodian Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Trust Company filed electronically as Exhibit (g)(7) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(9)(b) Custodian Agreement dated January 9, 2003 between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Trust Company filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(9)(c) Custodian Agreement between American Express Trust Company and The Bank of New York dated May 13, 1999, filed electronically as Exhibit (g)(3) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement No. 2-93745, filed on or about May 28, 1999 is incorporated by reference.

(9)(d) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(e) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(f) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(9)(g) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to Registrant's Post-Effective Amendment No. 7 to Registration Statement No. 333-57852, filed on or about May 22, 2003, is incorporated by reference.

(10)(a) Plan and Agreement of Distribution dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(10)(b) Plan and Agreement of Distribution dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(4) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(10)(c) Amendment to Plan and Agreement of Distribution (Class A and B), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(3) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(d) Plan and Agreement of Distribution For Class C Shares dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(4) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(10)(e) Plan and Agreement of Distribution For Class C Shares dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (m)(8) to Registrant's Post-Effective
         Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(10)(f) Amendment to Plan and Agreement of Distribution (Class C), dated April 14, 2005, between the Registrant and American Express Financial Advisors Inc., filed electronically on or about July 28, 2005 as Exhibit (m)(6) to AXP Government Income Series, Inc.'s Post-Effective Amendment No. 41 to Registration Statement No. 2-96512 is incorporated by reference.

(10)(g) Amended 18f-3 Plan, dated as of May 26, 2004, filed electronically on or about July 29, 2004 as Exhibit (n) to AXP Discovery Series, Inc. Post-Effective Amendment No. 49 to Registration Statement No. 2-72174 is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(12)     Tax opinion to be filed by amendment.

(13)(a) Administrative Services Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Corporation filed electronically as Exhibit (h)(12) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(13)(b) Amendment to Administrative Services Agreement dated June 3, 2002, between AXP Growth Series, Inc. on behalf of AXP Large Cap Equity Fund and American Express Financial Corporation filed electronically as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(c) Administrative Services Agreement dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Corporation filed electronically as Exhibit
         (h)(9) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(d) Class Y Shareholder Service Agreement dated January 10, 2002, between Registrant, on behalf of AXP Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (h)(13) to Registrant's Post-Effective Amendment No. 69 filed on or about March 21, 2002 is incorporated by reference.

(13)(e) Class Y Shareholder Service Agreement dated January 9, 2003, between Registrant, on behalf of AXP Quantitative Large Cap Equity Fund, and American Express Financial Advisors Inc. filed electronically as Exhibit (h)(19) to Registrant's Post-Effective Amendment No. 74 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(f) Transfer Agency Agreement, dated May 1, 2003 between Registrant on behalf of AXP Growth Fund, AXP Large Cap Equity Fund, AXP Large Cap Value Fund and AXP Quantitative Large Cap Equity Fund and American Express Client Service Corporation, filed electronically as Exhibit
         (h)(20) to Registrant's Post-Effective Amendment No. 75 to Registration Statement No. 2-38355, is incorporated by reference.

(13)(g) Amended Class I Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation, dated November 13, 2003 (amended June 1, 2004), filed electronically on or about Sept. 27, 2004 as Exhibit (h)(10) to AXP Dimensions Series, Inc. Post-Effective Amendment No. 70 to Registration Statement No. 2-28529 is incorporated by reference.

(13)(h) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(13)(i) Addendum to Schedule A and Schedule B of the License Agreement between the American Express Funds and American Express Company, dated June 23, 2004, filed electronically on or about June 28, 2004 as Exhibit (h)(2) to AXP Variable Portfolio - Select Series, Inc. Pre-Effective Amendment No. 1 to Registration Statement No. 333-113780 is incorporated by reference.

(13)(j) Master Fee Waiver Agreement, dated Oct. 1, 2005, between Ameriprise Financial, Inc., RiverSource Investments, LLC, Ameriprise Financial Services, Inc. and RiverSource Funds filed electronically on or about Sept. 30, 2005 as Exhibit (h)(9) to AXP Discovery Series, Inc. Post-Effective Amendment No. 52 to Registration Statement No. 2-72174 is incorporated by reference.

(14) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(15)     Financial Statements: Not applicable.

(16)(a) Directors'/Trustees' Power of Attorney to sign this Registration Statement and its amendments, dated Nov. 11, 2004, is filed electronically herewith as Exhibit (16)(a).

(16)(b) Trustees' Power of Attorney to sign to this Registration Statement and its amendments, dated Nov. 11, 2004, is filed electronically herewith as Exhibit (16)(b).

(17)(a)  Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 28, 2005 as Exhibit (p)(1) to AXP Selected Series, Inc.'s Post-Effective Amendment No. 42 to Registration Statement No. 2-93745 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser and principal underwriter, dated January 2005, filed electronically on or about January 27, 2005 as Exhibit (p)(2) to AXP Equity Series, Inc. Post-Effective Amendment No. 99 to Registration Statement No. 2-13188 is incorporated by reference.

(17)(c) Prospectus, dated Oct. 17, 2005, for RiverSource New Dimensions Fund is filed electronically herewith.

(17)(d) Prospectus, dated Nov. 29, 2004, for RiverSource Stock Fund is filed electronically herewith.

(17)(e) Prospectus, dated Oct. 3, 2005, for RiverSource Large Cap Equity Fund is filed electronically herewith.

(17)(f) Prospectus, dated Oct. 3, 2005, for RiverSource Disciplined Equity Fund is filed electronically herewith.

(17)(g) Statement of Additional Information, dated Oct. 3, 2005, for RiverSource New Dimensions Fund, for RiverSource Stock Fund, for RiverSource Large Cap Equity Fund and for RiverSource Disciplined Equity Fund is filed electronically herewith.

(17)(h) Annual Report for the period ended July 31, 2005 for RiverSource New Dimensions Fund to be filed by amendment.

(17)(i) Annual Report for the period ended July 31, 2005 for RiverSource Large Cap Equity Fund to be filed by amendment.

(17)(j) Annual Report for the period ended July 31, 2005 for RiverSource Disciplined Equity Fund to be filed by amendment.

(17)(k) Annual Report for the period ended Sept. 30, 2004 for RiverSource Stock Fund to be filed by amendment.

(17)(l) Semiannual Report for the period ended March 30, 2005 for RiverSource Stock Fund to be filed by amendment.

(17)(m) Prospectus Supplement, dated Feb. 2, 2005, for RiverSource Stock Fund is filed electronically herewith.

(17)(n) Prospectus Supplement, dated May 23, 2005, for RiverSource Stock Fund is filed electronically herewith.

(17)(o) Prospectus Supplement, dated July 27, 2005, for RiverSource Stock Fund is filed electronically herewith.

(17)(p) Prospectus Supplement, dated Aug. 1, 2005, for RiverSource Stock Fund is filed electronically herewith.

(17)(q) Prospectus Supplement, dated Oct. 3, 2005, for RiverSource Stock Fund is filed electronically herewith.

Item 17. Undertakings.

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 14th day of October, 2005.

AXP GROWTH SERIES, INC.


By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of October, 2005.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott



* Signed pursuant to Directors' Power of Attorney dated Nov. 11, 2004, filed electronically as Exhibit (16)(a) to this Registration Statement, by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the city of Minneapolis, and State of Minnesota on the 14th day of October, 2005.

GROWTH TRUST


By     /s/ Paula R. Meyer
       ---------------------
           Paula R. Meyer, President

By     /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of October, 2005.


Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
---------------------------
     Philip J. Carroll, Jr.

/s/  Patricia M. Flynn*                              Director
------------------------
     Patricia M. Flynn

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Catherine James Paglia*                         Director
-----------------------------
     Catherine James Paglia

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott


* Signed pursuant to Trustees' Power of Attorney dated Nov. 11, 2004, filed electronically as Exhibit (16)(b) to this Registration Statement, by:



/s/  Leslie L. Ogg
---------------------
     Leslie L. Ogg